Exhibit 99.1

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Garrison Capital Inc. and Subsidiaries

Opinion on the Internal Control Over Financial Reporting

We have audited Garrison Capital Inc. and Subsidiaries’ (the Company) internal control over financial reporting as of December 31, 2019, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2019, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated statements of financial condition, including the consolidated schedules of investments, of the Company as of December 31, 2019 and 2018, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2019, and the Garrison Capital PL Holdings LLC schedule of investments as of December 31, 2018 included as Exhibit 99.1 (not filed herewith) (collectively, the financial statements) and our report dated March 16, 2020 expressed an unqualified opinion.

Basis for Opinion

The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

Definition and Limitations of Internal Control Over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ RSM US LLP

New York, New York

March 16, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Garrison Capital Inc. and Subsidiaries

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of financial condition, including the consolidated schedules of investments, of Garrison Capital Inc. and Subsidiaries (the Company) as of December 31, 2019 and 2018, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2019, the Garrison Capital PL Holdings LLC schedule of investments as of December 31, 2018, included as Exhibit 99.1 (not filed herewith), and the related notes to the consolidated financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, and the Garrison Capital PL Holdings LLC schedule of investments as of December 31, 2018, included as Exhibit 99.1 (not filed herewith) in conformity with accounting principles generally accepted in the United States of America, and in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the Company’s internal control over financial reporting as of December 31, 2019, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated March 16, 2020 expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 and 2018, by correspondence with the custodians, loan agents or management of the underlying investments, as applicable, or by other appropriate auditing procedures where replies from these parties, as applicable, were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the Company’s auditor since 2014.

New York, New York

March 16, 2020

Garrison Capital Inc. and Subsidiaries

Consolidated Statements of Financial Condition

($ in thousands, except share and per share amounts)

	December 31, 2019	December 31, 2018
Assets
Cash	$1,251	$6,191
Restricted cash	39,056	39,531
Due from counterparties	1,413	58
Investments, at fair value
Non-control/non-affiliate investments (amortized cost of $433,940 and $466,500, respectively)	417,401	452,347
Non-control/affiliate investments (amortized cost of $3,663 and $3,715, respectively)	1,472	1,630
Accrued interest receivable	2,887	2,585
Other assets	969	1,624

Total assets	$464,449	$503,966

Liabilities
Due to counterparties	$9,413	$23,390
Debt (Note 4)	313,750	307,492
Management fee payable (Note 5)	1,516	49
Incentive fee payable (Note 5)	—	271
Accrued interest payable	1,734	3,040
Accrued expenses and other payables	1,483	812

Total liabilities	$327,896	$335,054

Commitments and contingencies (Note 10)

Net assets
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 16,758,779 shares issued and 16,049,352 shares outstanding as of both December 31, 2019 and December 31, 2018	$17	$17
Paid-in-capital in excess of par	249,124	249,124
Total distributable earnings/(loss)	(112,588)	(80,229)

Total net assets	136,553	168,912

Total liabilities and net assets	$464,449	$503,966

Shares of common stock outstanding	16,049,352	16,049,352
Net asset value per share	$8.51	$10.52

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments

December 31, 2019

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Equity Investments
Building Products
Valterra Products Holdings, LLC, Class A LLC Units	N/A	N/A	N/A	N/A	185,847	$186	$1,125	0.82%
Valterra Products Holdings, LLC, Class B LLC Units	N/A	N/A	N/A	N/A	20,650	21	125	0.09

						207	1,250	0.91
Commercial Services and Supplies
Faraday Holdings, LLC, LLC Units	N/A	N/A	N/A	N/A	2,752	140	750	0.55

						140	750	0.55
Diversified Financial Services
Prosper Marketplace, Inc., Series B Preferred Stock(1)(2)	N/A	N/A	N/A	N/A	912,865	551	640	0.47

						551	640	0.47
Healthcare Equipment and Services
Juniper TGX Investment Partners, LLC, LLC Units	N/A	N/A	N/A	N/A	3,146	671	2,640	1.93

						671	2,640	1.93
Household Products and Durables
Oneida Group Inc., Common Stock	N/A	N/A	N/A	N/A	1,085,565	4,160	1,591	1.17

						4,160	1,591	1.17
Internet Software and Services
Emtec Global Services Holdings, LLC, Preferred Stock**	N/A	N/A	N/A	N/A	319,357	—	—	—

						—	—	—
Total Equity Investments						$5,729	$6,871	5.03%

Debt Investments
Aerospace and Defense
Constellis Holdings, LLC, Term Loan*	1.93%	5.00%	6.93%	4/22/2024	3,338	$3,297	$1,836	1.34%
McNally Industries, LLC, Delayed Draw Term Loan**	1.70%	5.75%	7.45%	8/9/2024	50	50	50	0.04
McNally Industries, LLC, Revolver**	1.70%	5.75%	7.45%	8/9/2024	6	6	6	—
McNally Industries, LLC, Term Loan**	1.70%	5.75%	7.45%	8/9/2024	6,874	6,779	6,778	4.96
Novetta Solutions, Term Loan*	1.80%	5.00%	6.80%	10/17/2022	1,964	1,933	1,926	1.41
Peraton Corp. (fka MHVC Acquisition Corp.), Initial Term Loan (First Lien)*	1.80%	5.25%	7.05%	4/29/2024	1,316	1,313	1,311	0.96

						13,378	11,907	8.71
Air Freight and Logistics
Gruden Acquisition, Inc., Term Loan (First Lien)*	1.94%	5.50%	7.44%	8/18/2022	2,440	2,424	2,437	1.78
Kane is Able, Inc., Term Loan**	1.89%	7.00%	8.89%	3/13/2024	6,504	6,389	6,385	4.68

						8,813	8,822	6.46

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2019

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Auto Components
Challenge Mfg. Company, LLC, Term Loan B*	1.80%	7.00%	8.80%	4/20/2022	7,461	$7,417	$7,461	5.46%
GC EOS Buyer, Inc., Initial Term Loan (First Lien)*	1.80%	4.50%	6.30%	8/1/2025	3,456	3,449	3,358	2.46
Holley Purchaser, Inc., Term Loan*	1.93%	5.00%	6.93%	10/24/2025	6,554	6,467	6,128	4.49
Shipston Equity Holdings, LLC, Term Loan*(4)	2.10%	8.66%	10.76%	9/28/2023	5,847	5,803	5,801	4.25
Winter Park Intermediate, Inc., Initial Term Loan (First Lien)*	1.80%	4.75%	6.55%	4/4/2025	2,625	2,601	2,581	1.89

						25,737	25,329	18.55
Building Products
CPG International LLC (fka CPG International Inc.), New Term Loan*	2.18%	3.75%	5.93%	5/5/2024	1,287	1,270	1,286	0.94
Global Integrated Flooring Systems Inc. (Camino Systems, Inc.), Term Loan**	1.70%	8.25%	9.95%	2/15/2023	6,638	6,555	6,107	4.47
Janus International Group, LLC, Tranche B-2 Term Loan*	1.80%	4.50%	6.30%	2/12/2025	2,216	2,187	2,202	1.61

						10,012	9,595	7.02
Chemicals
Ascensus Specialties LLC, Term Loan (First Lien)*	1.69%	4.75%	6.44%	9/24/2026	1,721	1,713	1,712	1.25
PeroxyChem LLC, Initial Term Loan*	2.06%	5.00%	7.06%	10/1/2024	860	856	857	0.63
Q Holding Company (fka Lexington Precision Corporation), Term B Loan (2019)*	1.80%	5.00%	6.80%	12/29/2023	2,403	2,392	2,367	1.73

						4,961	4,936	3.61
Commercial Services and Supplies
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), Delayed Draw Term Loan*	1.80%	4.25%	6.05%	7/10/2026	116	116	117	0.09
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), Initial Term Loan*	1.80%	4.25%	6.05%	7/10/2026	1,174	1,169	1,180	0.86
DMT Solutions Global Corporation, Initial Term Loan*	2.04%	7.00%	9.04%	7/2/2024	6,746	6,595	6,448	4.72
Interior Logic Group, Initial Term Loan*	1.80%	4.00%	5.80%	5/30/2025	6,445	6,420	6,123	4.48
Staples, Inc., 2019 Refinancing New Term B-1 Loan*	1.69%	5.00%	6.69%	4/16/2026	2,985	2,958	2,930	2.15
USS Ultimate Holdings, Inc., Initial Term Loan (First Lien)*	1.93%	3.75%	5.68%	8/25/2024	1,287	1,275	1,290	0.94
VIP Cinema Holdings, Inc., Initial Term Loan (First Lien)*	1.91%	8.00%	9.91%	3/1/2023	4,869	4,859	2,824	2.07

						23,392	20,912	15.31

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2019

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Construction and Engineering
Brand Energy & Infrastructure Services, Inc., Term Loan*	1.99%	4.25%	6.24%	6/21/2024	1,978	$1,917	$1,971	1.44%
GeoStabilization International, Term Loan*	1.80%	5.25%	7.05%	12/19/2025	3,323	3,295	3,307	2.42
QualTek USA, LLC, Term Loan*	1.93%	6.25%	8.18%	7/18/2025	5,810	5,720	5,658	4.14

						10,932	10,936	8.00
Containers and Packaging
Ball Metalpack Finco LLC, Term Loan*	1.91%	4.50%	6.41%	7/31/2025	543	541	477	0.35
Klockner Pentaplast of America, Inc., Term Loan*(1)	1.93%	4.25%	6.18%	6/30/2022	4,583	4,487	4,115	3.01

						5,028	4,592	3.36
Diversified Financial Services
Acrisure, LLC, Term Loan*	1.94%	4.25%	6.19%	11/22/2023	1,481	1,472	1,483	1.09
AIS Holdco, LLC, Term Loan*	1.93%	5.00%	6.93%	8/15/2025	2,630	2,620	2,499	1.83
AqGen Ascensus, Inc. (fka JCF Ascensus Holdings, Inc.), Replacement Term Loan (First Lien)*	1.94%	4.00%	5.94%	12/5/2022	429	427	429	0.31
PlanMember Financial Corporation, Term Loan*(1)	3.00%	5.00%	8.00%	6/21/2024	1,083	1,073	1,083	0.79

						5,592	5,494	4.02
Diversified Telecommunication Services
Fusion Connect, Inc., DIP Loan*(1)	1.71%	10.00%	11.71%	1/14/2020	679	691	679	0.50
Fusion Connect, Inc., Tranche B Term Loan (First Lien)*(1)(3)(5)	4.75%	6.50%	11.25 PIK %	5/4/2023	8,091	7,410	5,414	3.96
KORE Wireless Group Inc., Term B Loan*	1.94%	5.50%	7.44%	12/20/2024	8,177	8,110	8,096	5.93
Onvoy, LLC, Term Loan*	1.80%	4.50%	6.30%	2/12/2024	2,954	2,947	2,644	1.94
U.S. Telepacific Corp., Term Loan B*	1.94%	5.00%	6.94%	5/2/2023	7,190	7,152	6,859	5.02

						26,310	23,692	17.35
Electrical Equipment
Energy Acquisition LP, Initial Term Loan (First Lien)*	1.94%	4.25%	6.19%	6/26/2025	4,937	4,922	4,542	3.33
Luminii LLC, Term Loan**	2.10%	6.25%	8.35%	4/11/2023	7,208	7,166	7,164	5.25
Verifone Systems, Inc., Term Loan*	1.90%	4.00%	5.90%	8/20/2025	1,980	1,980	1,950	1.43

						14,068	13,656	10.01
Energy Equipment and Services
BJ Services, LLC, Term Loan*	2.10%	7.00%	9.10%	1/3/2023	6,530	6,480	6,478	4.74
NGS US FinCo, LLC, Term Loan*	1.80%	4.25%	6.05%	10/1/2025	2,688	2,677	2,681	1.96

						9,157	9,159	6.70
Food Products
Mother’s Market & Kitchen, Inc, Term Loan**(4)	1.80%	5.50%	7.30%	7/26/2023	7,142	7,066	6,785	4.97
Quirch Foods Holdings, LLC, Initial Term Loan*	1.90%	6.00%	7.90%	12/19/2025	4,533	4,493	4,510	3.30
US Salt, LLC, Initial Term Loan*(1)	1.80%	4.75%	6.55%	1/16/2026	1,329	1,318	1,333	0.98

						12,877	12,628	9.25

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2019

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Healthcare Equipment and Services
AC Merger Sub, Inc. (Analogic), Revolver*	1.80%	6.00%	7.80%	6/22/2023	32	$33	$31	0.02%
AC Merger Sub, Inc. (Analogic), Term Loan*	1.80%	6.00%	7.80%	6/24/2024	8,366	8,304	8,300	6.08
ActivStyle, Inc., Term Loan**	2.13%	7.50%	9.63%	7/9/2020	9,724	9,705	9,724	7.12
AG Parent Holdings, LLC, Initial Term Loan (First Lien)*	1.91%	5.00%	6.91%	7/31/2026	1,343	1,330	1,329	0.97
Azalea TopCo, Inc., Initial Term Loan (First Lien)*	1.80%	3.50%	5.30%	7/24/2026	1,288	1,267	1,294	0.95
Community Care Health Network, LLC, Term Loan*	1.80%	4.75%	6.55%	2/18/2025	1,379	1,376	1,358	0.99
LifeScan Global Corp., Term Loan*	2.06%	6.00%	8.06%	10/1/2024	3,497	3,397	3,320	2.43
Maxor Acquisition, Inc., Term Loan*	1.94%	5.50%	7.44%	11/22/2023	8,854	8,797	8,792	6.44
SSC (Lux) Limited Sarl (Surgical Specialties), Term Loan*(1)	1.80%	5.00%	6.80%	5/6/2025	4,386	4,346	4,331	3.17
Theragenics Corporation, Term Loan**	1.91%	8.00%	9.91%	5/31/2024	8,663	8,624	8,663	6.34

						47,179	47,142	34.51
Hotels, Restaurants and Leisure
Bravo Brio Restaurant Group, Inc., Term Loan*(4)	1.80%	6.67%	8.47%	5/24/2023	8,302	8,218	4,981	3.65
CircusTrix Holdings, LLC, Term Loan B*	1.80%	5.50%	7.30%	12/16/2021	5,925	5,894	5,892	4.31

						14,112	10,873	7.96
Household Products and Durables
Brown Jordan International Inc., Term Loan*	1.80%	5.00%	6.80%	1/31/2023	5,698	5,675	5,442	3.99
Comfort Holding, LLC (Innocor, Inc.), Term Loan*	1.80%	4.75%	6.55%	2/5/2024	2,954	2,874	2,934	2.15
CR Brands, Inc., Term Loan(3)	1.70%	11.25%	12.95 PIK %	1/31/2020	6,796	6,796	5,777	4.23
NBG Acquisition Inc., Term Loan*	1.94%	5.50%	7.44%	4/26/2024	5,639	5,588	4,276	3.13

						20,933	18,429	13.50

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2019

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Internet Software and Services
Aptos, Inc., Initial Term Loan (First Lien)*	2.20%	5.50%	7.70%	7/23/2025	7,736	$7,675	$7,613	5.58%
BMC Software Finance, Inc., Initial Term Loan*	1.80%	4.25%	6.05%	10/2/2025	2,970	2,949	2,933	2.15
ConvergeOne Holdings, Inc., Initial Term Loan (First Lien)*	1.80%	5.00%	6.80%	1/4/2026	2,190	2,113	2,087	1.53
Corel Corporation (Corel Inc.), Initial Term Loan (First Lien)*(1)	1.91%	5.00%	6.91%	7/2/2026	3,085	2,942	2,962	2.17
DCert Buyer, Inc., Initial Term Loan (First Lien)*	1.80%	4.00%	5.80%	10/16/2026	1,291	1,269	1,294	0.95
ECi Macola/MAX Holding, LLC, Initial Term Loan*	1.94%	4.25%	6.19%	9/27/2024	1,844	1,836	1,841	1.35
Emtec Global Services Holdings, LLC, Term Loan A**	1.80%	8.50%	10.30%	8/31/2021	2,395	2,395	2,395	1.75
Emtec Global Services Holdings, LLC, Term Loan B**(3)(5)	N/A	10.25%	10.25 PIK %	8/31/2021	1,577	1,476	1,476	1.08
Exela Intermediate LLC, 2018 Term Loan (First Lien)*(1)	1.88%	6.50%	8.38%	7/12/2023	5,642	5,584	3,103	2.27
HDC/HW Intermediate Holdings, LLC, Revolver*	1.94%	7.50%	9.44%	12/21/2023	670	659	656	0.48
HDC/HW Intermediate Holdings, LLC, Term Loan*	1.95%	9.50%	11.45%	12/21/2023	6,630	6,525	6,498	4.76
Hyland Software, Inc., 2018 Refinancing Term Loan (First Lien)*	1.80%	3.50%	5.30%	7/1/2024	1,247	1,243	1,252	0.92
Intermedia Holdings, Inc., Term Loan*	1.80%	6.00%	7.80%	7/21/2025	2,723	2,705	2,722	1.99
Ivanti Software, Inc. (fka LANDesk Group, Inc.), Term Loan (First Lien)*	1.72%	4.25%	5.97%	1/20/2024	3,662	3,645	3,657	2.68
Newscycle Solutions, Inc., Delayed Draw Term Loan*	1.69%	7.00%	8.69%	12/29/2022	761	761	751	0.55
Newscycle Solutions, Inc., Revolver*	1.80%	7.00%	8.80%	12/29/2022	603	603	595	0.44
Newscycle Solutions, Inc., Term Loan*	1.80%	7.00%	8.80%	12/29/2022	8,206	8,108	8,099	5.93
Orbit Purchaser LLC (Orion), Delayed Draw Term Loan*	1.95%	4.50%	6.45%	10/21/2024	753	747	747	0.55
Orbit Purchaser LLC (Orion), Incremental Term Loan*	1.95%	4.50%	6.45%	10/21/2024	1,556	1,542	1,542	1.13
Orbit Purchaser LLC (Orion), Term Loan*	1.95%	4.50%	6.45%	10/21/2024	2,574	2,554	2,554	1.87
Perforce Software, Inc., Term Loan (First Lien)*	1.80%	4.50%	6.30%	7/1/2026	2,672	2,660	2,671	1.96
Quest Software US Holdings Inc., Term Loan*	1.93%	4.25%	6.18%	5/16/2025	2,254	2,240	2,230	1.63
RA Outdoors LLC (Active Network), Term Loan*	1.80%	4.75%	6.55%	9/11/2024	7,299	7,248	7,246	5.31
Travelport Finance (Luxembourg) S.Ã r.l., Term Loan*(1)	1.94%	5.00%	6.94%	5/29/2026	2,641	2,594	2,462	1.80
Vero Parent, Inc. (fka Syncsort Incorporated), Initial Term Loan (First Lien)*	1.91%	6.25%	8.16%	8/16/2024	4,829	4,777	4,708	3.45

						76,850	74,094	54.28

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2019

($ in thousands, except share amounts)

Security Description	Base Rate	Spread		All In Rate		Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Leisure Products
Bass Pro Group, LLC, Initial Term Loan*	1.80%	5.00%		6.80%		9/25/2024	7,102	$7,070	$7,075	5.18%
Playpower, Inc., Initial Term Loan*	1.96%	5.50%		7.46%		5/8/2026	5,263	5,215	5,197	3.81

								12,285	12,272	8.99
Machinery
Pueblo Mechanical and Controls, LLC, Term Loan**	2.10%	6.00%		8.10%		12/21/2022	4,975	4,929	4,929	3.61

								4,929	4,929	3.61
Media
Project Sunshine IV Pty Ltd, 2017 Incremental Term Loan*(1)	1.80%	7.00%		8.80%		8/22/2022	1,179	1,170	1,173	0.86

								1,170	1,173	0.86
Metals and Mining
Alchemy US Holdco 1, LLC (Kymera), Initial Term Loan*	1.75%	5.50%		7.25%		10/10/2025	2,150	2,123	2,108	1.54

								2,123	2,108	1.54
Pharmaceuticals
Akorn, Inc., Loan*(1)(3)	1.81%	9.25 Cash + 0.75 PIK	% %	11.06 Cash + 0.75 PIK	% %	4/16/2021	2,022	2,005	1,918	1.40
RiteDose Holdings I, Inc., Term Loan*	2.10%	6.50%		8.60%		9/13/2023	7,896	7,823	7,846	5.75

								9,828	9,764	7.15
Professional Services
Guidehouse LLP, Initial Term Loan (First Lien)*	1.80%	4.50%		6.30%		5/1/2025	1,287	1,275	1,275	0.93
Institutional Shareholder Services Inc., Initial Term Loan (First Lien)*	1.94%	4.50%		6.44%		3/5/2026	4,818	4,776	4,722	3.46
Signify Health, LLC (fka Chloe Ox Parent, LLC), Term Loan*	1.94%	4.50%		6.44%		12/23/2024	1,856	1,843	1,845	1.35

								7,894	7,842	5.74
Retail
Sundance Holdings Group, LLC, Term Loan*(4)	1.91%	6.03%		7.94%		5/1/2024	6,717	6,664	6,661	4.88

								6,664	6,661	4.88
Semiconductors and Semiconductor Equipment
Ultra Clean Holdings, Inc., Term B Loan*(1)	1.80%	4.50%		6.30%		8/27/2025	2,327	2,299	2,321	1.70

								2,299	2,321	1.70
Technology Hardware, Storage and Peripherals
Electronics For Imaging, Inc., Initial Term Loan (First Lien)*	1.94%	5.00%		6.94%		7/23/2026	2,204	2,101	2,043	1.50
Elo Touch Solutions, Inc., Term B Loan (First Lien)*	1.74%	6.50%		8.24%		12/15/2025	2,882	2,760	2,850	2.09

								4,861	4,893	3.59

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2019

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Textiles, Apparel and Luxury Goods
Centric Brands Inc., Term Loan*(1)(4)	1.93%	6.00%	7.93%	10/30/2023	7,677	$7,587	$7,582	5.55%
Champ Acquisition Corp., Initial Term Loan (First Lien)*(4)	1.94%	5.50%	7.44%	12/19/2025	3,071	2,992	3,060	2.24
Keeco Holdings, LLC, Term Loan*	1.80%	7.75%	9.55%	3/15/2024	5,674	5,615	5,615	4.11
Triangle Home Fashions, LLC, Term Loan**(4)	1.80%	6.71%	8.51%	3/9/2023	10,500	10,383	10,500	7.69

						26,577	26,757	19.59
Trading Companies and Distributors
Cook & Boardman Group, LLC, The, Initial Term Loan*	1.92%	5.75%	7.67%	10/17/2025	3,668	3,637	3,484	2.55
LJ Ruby Holdings, LLC, Initial Term Loan (First Lien)*(1)	1.94%	5.00%	6.94%	8/26/2026	3,070	3,012	2,978	2.18

						6,649	6,462	4.73
Transportation Services
Airxcel, Inc., Term Loan*	1.80%	4.50%	6.30%	4/28/2025	985	983	963	0.71
PS Holdco, LLC, Term Loan*	1.80%	4.75%	6.55%	3/13/2025	7,408	7,383	6,982	5.11
Sirva Worldwide, Term Loan*	1.87%	5.50%	7.37%	8/4/2025	5,304	5,251	5,224	3.83

						13,617	13,169	9.65
Total Debt Investments						$428,227	$410,547	300.63%

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2019

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Unfunded Commitments
Aerospace and Defense
McNally Industries, LLC, Revolver**(6)	N/A	0.50%	0.50%	8/9/2024	44	$—	$(1)	—%

						—	(1)	—
Building Products
Global Integrated Flooring Systems Inc. (Camino Systems, Inc.), Revolver	N/A	0.75%	0.75%	2/15/2023	43	—	—	—

						—	—	—
Electrical Equipment
Luminii LLC, Revolver*(6)	N/A	0.50%	0.50%	4/11/2023	515	1	(4)	—

						1	(4)	—
Healthcare Equipment and Services
AC Merger Sub, Inc. (Analogic), Revolver*(6)	N/A	0.50%	0.50%	6/22/2023	286	—	(2)	—
Maxor Acquisition, Inc., Revolver*(6)	N/A	0.50%	0.50%	11/22/2022	585	(4)	(4)	—

						(4)	(6)	—
Internet Software and Services
Newscycle Solutions, Inc., Revolver*(6)	N/A	0.50%	0.50%	12/29/2022	82	(8)	(1)	—

						(8)	(1)	—
Pharmaceuticals
RiteDose Holdings I, Inc., Revolver*(6)	N/A	0.50%	0.50%	9/13/2023	537	(5)	(5)	—

						(5)	(5)	—
Total Unfunded Commitments						$(16)	$(17)	(0)%

Total Non-Control/Non-Affiliate Investments						$433,940	$417,401	305.66%

Common Equity
Oil, Gas and Consumable Fuels
Cochon – MWS Holdings LLC (fka Rooster Energy Ltd.), LLC Units	N/A	N/A	N/A	N/A	99	$3,663	$1,472	1.08%

						3,663	1,472	1.08
Total Common Equity						$3,663	$1,472	1.08%

Total Non-Control/Affiliate Investments						$3,663	$1,472	1.08%

Total Investments						$437,603	$418,873	306.74%

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2019

($ in thousands, except share amounts)

*	Denotes that all or a portion of the investment is held as collateral by Garrison Funding 2018-2 Ltd.
**	Denotes that all or a portion of the investment is held by Garrison Capital SBIC LP.

Base Rate = Our floating rate investments bear interest at a base rate plus a spread. Generally, the borrower has an option to choose whether the base rate is referenced to the London Interbank Offered Rate (“LIBOR”) or the prime rate. The spread may change as a result of the borrower’s choice of base rate. In addition, the floating rate investments that are referenced to LIBOR are generally indexed to 30-day or 90-day U.S. Dollar LIBOR and subject to a minimum LIBOR Floor. The terms disclosed in the consolidated schedule of investments represent the actual base rate and spread in effect as of the reporting date.

All securities above were valued with significant unobservable inputs. Refer to Note 3 of our consolidated financial statements for additional disclosures regarding the unobservable inputs used in fair value measurement.

(1)

Not a qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, Garrison Capital Inc. (the “Company”) may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2019, 90.9% of the Company’s assets were qualifying assets.

(2)

Held through Garrison Capital Equity Holdings II LLC and net of non-controlling member’s interest of 17.5% pursuant to the Amended and Restated Limited Liability Company Agreement of Garrison Capital Equity Holdings II LLC.

(3)	Interest is payable in cash, and/or payment-in-kind (“PIK”), or a combination thereof.
(4)

Investment is structured as a unitranche loan in which the Company holds the last out component. As a result, in addition to the interest earned on the stated base rate and spread of this investment, the Company received additional interest during the year ended December 31, 2019 due to an arrangement between the Company and certain other lenders to the portfolio company. The additional interest received during the quarter has been annualized and included in the spread disclosed for this investment.

(5)	Investment is currently not income producing and placed on non-accrual status.
(6)	The negative fair value is the result of the unfunded commitments being valued below par. These amounts may or may not be funded to the borrowing party currently or in the future.

As required by the 1940 Act, investments are classified by level of control. “Control Investments” are investments in those companies that the Company is deemed to control as defined in the 1940 Act. “Affiliate Investments” are investments in those companies that are affiliated companies, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.

Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested if it owns more than 25% of the voting securities of such company. The Company is deemed to be an affiliate of a company in which it has invested if it owns 5% or more of the voting securities of such company.

All debt investments were income producing as of December 31, 2019 unless otherwise noted. Common and preferred equity investments are non income-producing unless otherwise noted.

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments

December 31, 2018

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Equity Investments
Building Products
Valterra Products Holdings, LLC, Class A LLC Units	N/A	N/A	N/A	N/A	185,847	$186	$784	0.46%
Valterra Products Holdings, LLC, Class B LLC Units	N/A	N/A	N/A	N/A	20,650	21	87	0.05

						207	871	0.51
Commercial Services and Supplies
Faraday Holdings, LLC, LLC Units	N/A	N/A	N/A	N/A	2,752	140	742	0.44

						140	742	0.44
Healthcare Equipment and Services
Juniper TGX Investment Partners, LLC, LLC Units	N/A	N/A	N/A	N/A	3,146	671	3,119	1.85

						671	3,119	1.85
Household Products and Durables
Oneida Group Inc., Common Stock	N/A	N/A	N/A	N/A	844,557	3,919	1,350	0.80

						3,919	1,350	0.80
Diversified Financial Services
Prosper Marketplace Series B Preferred Stock(1)(2)	N/A	N/A	N/A	N/A	912,865	551	640	0.38

						551	640	0.38
Total Equity Investments						$5,488	$6,722	3.98%

Debt Investments
Aerospace and Defense
Constellis Holdings, LLC, Term Loan*	2.52%	5.00%	7.52%	4/22/2024	3,364	$3,312	$3,196	1.89%
Novetta Solutions, Term Loan*	2.53%	5.00%	7.53%	10/17/2022	1,985	1,942	1,920	1.14
Vertex Aerospace Services Corp., Initial Term Loan*	2.52%	4.75%	7.27%	6/30/2025	1,820	1,812	1,798	1.06

						7,066	6,914	4.09
Air Freight and Logistics
Gruden Acquisition, Inc., Term Loan (First Lien)*	2.80%	5.50%	8.30%	8/18/2022	2,465	2,443	2,404	1.42

						2,443	2,404	1.42
Auto Components
BBB Industries LLC (GC EOS Buyer), Term Loan*	2.38%	4.50%	6.88%	8/1/2025	3,491	3,483	3,413	2.02
Challenge Mfg. Company, LLC, Term Loan B*	2.53%	6.50%	9.03%	4/20/2022	7,893	7,826	7,892	4.67
FRAM Group Holdings Inc. (Autoparts Holdings), Term Loan*	2.52%	6.75%	9.27%	12/23/2021	6,844	6,763	6,844	4.05
Shipston Equity Holdings, LLC, Term Loan*(4)	2.39%	6.94%	9.33%	9/28/2023	5,847	5,791	5,791	3.43

						23,863	23,940	14.17

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2018

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Building Products
Global Integrated Flooring Systems Inc. (Camino Systems, Inc.), Revolver	2.35%	8.25%	10.60%	2/15/2023	36	$36	$36	0.02%
Global Integrated Flooring Systems Inc. (Camino Systems, Inc.), Term Loan**	2.35%	8.25%	10.60%	2/15/2023	7,216	7,097	6,927	4.10

						7,133	6,963	4.12
Chemicals
AOC / Aliancys, Term Loan*(1)	2.58%	4.25%	6.83%	8/1/2025	1,490	1,490	1,449	0.86
Aristech Surfaces LLC, Term Loan B*	2.38%	7.00%	9.38%	10/17/2019	8,979	8,954	8,790	5.20
Profusion Industries, LLC, Term Loan(5)	2.38%	12.25%	14.63%	6/19/2020	9,270	9,188	2,330	1.38

						19,632	12,569	7.44
Commercial Services and Supplies
Del Mar Recovery Solutions, Inc., Term Loan**	2.50%	8.50%	11.00%	6/28/2021	7,726	7,659	7,649	4.53
DMT Solutions Global Corporation (Pitney Bowes), Term Loan*	2.55%	7.00%	9.55%	7/2/2024	7,111	6,916	6,791	4.02
Interior Logic Group, Term Loan*	2.80%	4.00%	6.80%	5/30/2025	6,510	6,481	6,348	3.76
Staples, Inc., Term Loan*	2.54%	4.00%	6.54%	9/12/2024	5,541	5,487	5,301	3.14
USAGM Holdco, LLC, Incremental Term Loan*	2.52%	4.25%	6.77%	7/28/2022	2,903	2,886	2,765	1.64
USAGM Holdco, LLC, Initial Term Loan (First Lien)*	2.52%	3.75%	6.27%	7/28/2022	992	984	939	0.56
VIP Cinema Holdings, Inc., Term Loan*	2.53%	6.00%	8.53%	3/1/2023	5,077	5,063	4,963	2.94

						35,476	34,756	20.59
Construction and Engineering
Brand Energy & Infrastructure Services, Inc., Term Loan*	2.48%	4.25%	6.73%	6/21/2024	665	642	630	0.37
GeoStabilization International, Term Loan*	2.59%	5.50%	8.09%	12/19/2025	3,349	3,315	3,315	1.96
QualTek USA, LLC, Term Loan*	2.53%	5.75%	8.28%	7/18/2025	5,841	5,735	5,666	3.35

						9,692	9,611	5.68
Containers and Packaging
Ball Metalpack Finco LLC, Term Loan*	2.52%	4.50%	7.02%	7/31/2025	549	546	531	0.31
Klockner Pentaplast of America, Inc., Term Loan*(1)	2.52%	4.25%	6.77%	6/30/2022	4,630	4,495	3,981	2.36

						5,041	4,512	2.67
Diversified Financial Services
Acrisure, LLC, Term Loan*	2.52%	4.25%	6.77%	11/22/2023	1,496	1,485	1,447	0.86
AIS Holdco, LLC, Term Loan*	2.80%	5.00%	7.80%	8/15/2025	2,698	2,685	2,631	1.56
Financial & Risk US Holdings, Inc. (Refinitiv), Term Loan*	2.52%	3.75%	6.27%	10/1/2025	2,205	2,200	2,062	1.22
Integrity Marketing Acquisition, LLC, Term Loan*	2.71%	4.25%	6.96%	11/28/2025	5,266	5,240	5,240	3.10
PlanMember Financial Corporation, Term Loan*(1)	3.00%	5.00%	8.00%	12/31/2020	1,586	1,572	1,577	0.93

						13,182	12,957	7.67

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2018

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Diversified Telecommunication Services
Fusion Connect, Inc., Tranche B Term Loan (First Lien)*(1)	2.59%	7.50%	10.09%	5/4/2023	7,145	$6,897	$6,788	4.02%
KORE Wireless Group Inc., Term Loan*	2.79%	5.50%	8.29%	12/20/2024	8,260	8,178	8,177	4.84
Onvoy, LLC, Term Loan*	2.80%	4.50%	7.30%	2/12/2024	2,984	2,976	2,646	1.57
U.S. Telepacific Corp., Term Loan B*	2.80%	5.00%	7.80%	5/2/2023	7,190	7,141	6,794	4.02

						25,192	24,405	14.45
Electrical Equipment
Electrical Components International, Inc., Term Loan*	2.80%	4.25%	7.05%	6/26/2025	4,987	4,969	4,813	2.85
Luminii LLC, Term Loan*	2.40%	5.75%	8.15%	4/11/2023	7,281	7,217	7,215	4.27
Verifone Systems, Inc., Term Loan*	2.64%	4.00%	6.64%	8/20/2025	2,000	2,000	1,928	1.14

						14,186	13,956	8.26
Energy Equipment and Services
NGS US FinCo, LLC, Term Loan*	2.51%	4.25%	6.76%	10/1/2025	2,715	2,702	2,695	1.60

						2,702	2,695	1.60
Food Products
Gold Coast Bakeries, LLC, Revolver*	2.52%	5.75%	8.27%	9/27/2022	1,583	1,583	1,583	0.94
Gold Coast Bakeries, LLC, Term Loan**	2.52%	5.75%	8.27%	9/27/2022	9,379	9,292	8,441	5.00
Mother’s Market & Kitchen, Inc, Term Loan**(4)	2.53%	5.71%	8.24%	7/26/2023	7,814	7,707	7,705	4.56

						18,582	17,729	10.50
Healthcare Equipment and Services
AC Merger Sub, Inc. (Analogic), Term Loan*	2.52%	6.00%	8.52%	6/24/2024	8,561	8,483	8,481	5.02
ActivStyle, Inc., Term Loan***	2.44%	7.50%	9.94%	7/9/2020	10,421	10,364	10,421	6.17
Aurora Diagnostics, LLC, Delayed Draw Term Loan*	2.53%	7.13%	9.66%	7/31/2019	850	849	850	0.50
Aurora Diagnostics, LLC, Delayed Draw Term Loan B*	2.53%	7.13%	9.66%	7/31/2019	598	597	598	0.35
Aurora Diagnostics, LLC, Delayed Draw Term Loan C*	2.46%	7.13%	9.59%	7/31/2019	1,056	1,050	1,056	0.63
Aurora Diagnostics, LLC, Delayed Draw Term Loan D	2.46%	7.13%	9.59%	7/31/2019	173	171	173	0.10
Aurora Diagnostics, LLC, Revolver*	2.48%	7.13%	9.61%	7/31/2019	1,020	1,020	1,020	0.60
Aurora Diagnostics, LLC, Term Loan*	2.53%	7.13%	9.66%	7/31/2019	5,243	5,237	5,243	3.10
Community Care Health Network, LLC, Term Loan*	2.52%	4.75%	7.27%	2/18/2025	1,393	1,390	1,351	0.80
LifeScan Global Corp., Term Loan*	2.40%	6.00%	8.40%	10/1/2024	2,846	2,762	2,683	1.59
Maxor Acquisition, Inc., Term Loan*	2.82%	6.00%	8.82%	11/22/2023	8,945	8,872	8,869	5.25
Theragenics Corporation, Term Loan**	2.53%	12.00%	14.53%	12/23/2020	8,865	8,783	8,865	5.25

						49,578	49,610	29.36

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2018

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Hotels, Restaurants and Leisure
AP Gaming I, LLC, Term Loan B*	2.52%	3.50%	6.02%	2/15/2024	6,637	$6,639	$6,488	3.84%
Bravo Brio Restaurant Group, Inc., Term Loan*(4)	2.53%	6.65%	9.18%	5/24/2023	8,302	8,193	8,190	4.85
CircusTrix Holdings, LLC, Term Loan B*	2.52%	5.50%	8.02%	12/16/2021	5,985	5,939	5,938	3.52
HRI Holding Corp. (Houlihans Restaurants), Term Loan*	2.81%	6.25%	9.06%	12/17/2020	6,247	6,196	5,934	3.51

						26,967	26,550	15.72
Household Products and Durables
Brown Jordan International Inc., Term Loan*	2.52%	5.00%	7.52%	1/31/2023	5,757	5,726	5,556	3.29
CR Brands, Inc., Term Loan*(3)	2.35%	11.25%	13.60 PIK %	3/29/2019	6,547	6,547	6,547	3.88
Innocor, Inc. (Comfort Holding, LLC), Term Loan*	2.52%	4.75%	7.27%	2/5/2024	2,985	2,884	2,795	1.65
NBG Acquisition Inc., Term Loan*	2.59%	5.50%	8.09%	4/26/2024	5,788	5,724	5,586	3.31
University Furnishings, L.P., Term Loan***(4)	2.44%	7.26%	9.70%	10/13/2022	10,830	10,713	10,830	6.41

						31,594	31,314	18.54
Internet Software and Services
Aptos, Inc., Term Loan*	2.52%	5.50%	8.02%	7/23/2025	7,814	7,741	7,726	4.57
BMC Software Finance, Inc., Term Loan*	2.80%	4.25%	7.05%	10/2/2025	3,000	2,975	2,887	1.71
Corel Corporation, Term Loan*(1)(4)	2.71%	5.00%	7.71%	6/4/2024	8,652	8,587	8,544	5.06
Emtec Global Services Holdings, LLC, Revolver(3)	2.34%	16.25%	18.59 PIK %	11/30/2020	450	450	450	0.27
Emtec Global Services Holdings, LLC, Term Loan**(3)	2.34%	16.25%	18.59 PIK %	11/30/2020	3,769	3,754	3,769	2.23
Exela Intermediate LLC, Term Loan*(1)	2.88%	6.50%	9.38%	7/12/2023	5,389	5,314	5,308	3.14
HDC/HW Intermediate Holdings, LLC, Term Loan*	2.81%	7.50%	10.31%	12/21/2023	6,697	6,564	6,563	3.89
Intermedia Holdings, Inc., Term Loan*	2.52%	6.00%	8.52%	7/21/2025	2,750	2,729	2,740	1.62
LANDesk Group, Inc., Term Loan*	2.35%	4.25%	6.60%	1/22/2024	3,698	3,676	3,522	2.09
Lionbridge Technologies, Inc., Term Loan*	2.52%	5.50%	8.02%	2/28/2024	3,220	3,219	3,192	1.89
Newscycle Solutions, Inc., Delayed Draw Term Loan	2.35%	7.00%	9.35%	12/29/2022	792	792	778	0.46
Newscycle Solutions, Inc., Term Loan*	2.52%	7.00%	9.52%	12/29/2022	8,655	8,517	8,511	5.04
Orbit Purchaser LLC (Orion), Term Loan*	2.67%	4.50%	7.17%	10/21/2024	2,594	2,569	2,568	1.52
Quest Software US Holdings Inc., Term Loan*	2.53%	4.25%	6.78%	5/16/2025	1,203	1,197	1,160	0.69
RA Outdoors LLC (Active Network), Term Loan*	2.52%	4.75%	7.27%	9/11/2024	7,883	7,816	7,815	4.63
Vero Parent, Inc. (fka Syncsort Incorporated), Initial Term Loan (First Lien)*	2.52%	4.50%	7.02%	8/16/2024	8,888	8,792	8,799	5.21

						74,692	74,332	44.02

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2018

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Leisure Products
Bass Pro Group, LLC, Initial Term Loan*	2.52%	5.00%	7.52%	9/25/2024	7,174	$7,135	$6,848	4.05%
Confluence Outdoor, LLC, Delayed Draw Term Loan(3)	2.35%	10.75%	13.10 PIK %	4/18/2019	1,000	996	800	0.47
Confluence Outdoor, LLC, Supplemental Loan(3)	2.35%	10.75%	13.10 PIK %	4/18/2019	2,990	3,050	2,256	1.34
Confluence Outdoor, LLC, Term Loan(3)	2.35%	10.75%	13.10 PIK %	4/18/2019	6,668	6,641	5,334	3.16
Playpower, Inc., Initial Term Loan (First Lien)*	2.80%	4.75%	7.55%	6/23/2021	1,389	1,386	1,389	0.82

						19,208	16,627	9.84
Media
Project Sunshine IV Pty Ltd, 2017 Incremental Term Loan*(1)	2.52%	7.00%	9.52%	8/22/2022	4,212	4,167	4,159	2.46

						4,167	4,159	2.46
Metals and Mining
Alchemy US Holdco 1, LLC (Kymera), Term Loan*	2.49%	5.50%	7.99%	10/10/2025	2,205	2,173	2,189	1.30

						2,173	2,189	1.30
Pharmaceuticals
Akorn, Inc., Loan*(1)	2.56%	5.50%	8.06%	4/16/2021	2,000	1,968	1,613	0.95
RiteDose Holdings I, Inc., Term Loan*	2.40%	7.25%	9.65%	9/13/2023	7,977	7,883	7,879	4.66

						9,851	9,492	5.61
Professional Services
Signify Health, LLC (fka Chloe Ox Parent, LLC), Term Loan*	2.80%	4.50%	7.30%	12/23/2024	1,875	1,859	1,847	1.09

						1,859	1,847	1.09
Retail
Sundance Holdings Group, LLC, Term Loan*(4)	2.74%	6.11%	8.85%	5/1/2024	6,717	6,652	6,651	3.94

						6,652	6,651	3.94
Semiconductors and Semiconductor Equipment
Ultra Clean Holdings, Inc., Term Loan*(1)	5.50%	3.50%	9.00%	8/27/2025	2,698	2,659	2,550	1.51

						2,659	2,550	1.51
Technology Hardware, Storage and Peripherals
Elo Touch Solutions, Inc., Term B Loan (First Lien)*	2.78%	6.50%	9.28%	12/15/2025	3,125	2,971	2,996	1.77
Table Top Media, LLC, Lease**	N/A	10.00%	10.00%	10/15/2019	1,155	1,152	1,154	0.68

						4,123	4,150	2.45

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2018

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Textiles, Apparel and Luxury Goods
Centric Brands Inc., Term Loan*(1)(4)	2.51%	6.00%	8.51%	10/27/2023	7,813	$7,698	$7,697	4.56%
Champ Acquisition Corp., Initial Term Loan (First Lien)*(4)	2.48%	5.50%	7.98%	12/19/2025	3,125	3,032	3,036	1.80
Keeco Holdings, LLC, Term Loan*	2.47%	7.00%	9.47%	9/19/2023	4,358	4,317	4,316	2.56
Triangle Home Fashions, LLC, Term Loan**(4)	2.53%	6.61%	9.14%	3/9/2023	10,500	10,346	10,341	6.12

						25,393	25,390	15.04
Trading Companies and Distributors
Cook & Boardman Group LLC, The, Term Loan*	2.80%	5.75%	8.55%	10/17/2025	3,119	3,088	3,072	1.82
Sprint Industrial Holdings, LLC, Term Loan (First Lien)*	2.80%	5.75%	8.55%	5/14/2019	4,675	4,673	4,488	2.66

						7,761	7,560	4.48
Transportation Services
Airxcel, Inc., Term Loan*	2.52%	4.50%	7.02%	4/28/2025	995	993	935	0.55
PS Holdco, LLC, Term Loan*	2.53%	4.75%	7.28%	3/13/2025	6,416	6,391	6,224	3.68
Sirva Worldwide, Term Loan*	2.56%	5.50%	8.06%	8/4/2025	2,654	2,635	2,594	1.54

						10,019	9,753	5.77
Total Debt Investments						$460,886	$445,585	263.79%

Financial Assets
Diversified Financial Services
Consumer Loan Pool(1)(6)	N/A	N/A	N/A	N/A	244	$244	$232	0.14%

						244	232	0.14
Total Financial Assets						$244	$232	0.14%

Unfunded Commitments
Building Products
Global Integrated Flooring Systems Inc. (Camino Systems, Inc.), Revolver	N/A	0.75%	0.75%	2/15/2023	14	$—	$—	—%

						—	—	—
Commercial Services and Supplies
Del Mar Recovery Solutions, Inc., Revolver	N/A	0.75%	0.75%	6/28/2021	990	(8)	—	—

						(8)	—	—
Diversified Financial Services
Integrity Marketing Acquisition, LLC, Delayed Draw Term Loan*(7)	N/A	1.00%	1.00%	11/28/2025	984	(5)	(5)	—

						(5)	(5)	—
Electrical Equipment
Luminii LLC, Revolver*(7)	N/A	0.50%	0.50%	4/11/2023	515	—	(5)	—

						—	(5)	—

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2018

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Unfunded Commitments (continued)
Healthcare Equipment and Services
AC Merger Sub, Inc. (Analogic), Revolver*(7)	N/A	0.50%	0.50%	6/22/2023	318	$—	$(3)	0.00%
Maxor Acquisition, Inc., Revolver*(7)	N/A	0.50%	0.50%	11/22/2022	585	(5)	(5)	—

						(5)	(8)	—
Internet Software and Services
Emtec Global Services Holdings, LLC, Revolver	N/A	0.00%	0.00%	11/30/2020	159	(2)	—	—
HDC/HW Intermediate Holdings, LLC, Revolver*(7)	N/A	1.00%	1.00%	12/21/2023	670	(13)	(13)	(0.01)
Newscycle Solutions, Inc., Revolver(7)	N/A	0.50%	0.50%	12/29/2022	685	(11)	(11)	(0.01)
Orbit Purchaser LLC (Orion), Delayed Draw Term Loan*(7)	N/A	0.00%	0.00%	10/21/2024	758	(7)	(7)	—

						(33)	(31)	(0.02)
Leisure Products
Confluence Outdoor, LLC, Supplemental Loan(7)	N/A	0.00%	0.00%	4/18/2019	1,359	(61)	(136)	(0.08)

						(61)	(136)	(0.08)
Pharmaceuticals
RiteDose Holdings I, Inc., Revolver*(7)	N/A	0.50%	0.50%	9/13/2023	537	(6)	(7)	—

						(6)	(7)	—
Total Unfunded Commitments						$(118)	$(192)	(0.10%)

Total Non-Control/Non-Affiliate Investments						$466,500	$452,347	267.81%

Non-Control/Affiliate Investments
Common Equity
Oil, Gas and Consumable Fuels
Cochon – MWS Holdings LLC (fka Rooster Energy Ltd.), Common	N/A	N/A	N/A	N/A	99	$3,715	$1,630	0.97%

						3,715	1,630	0.97
Total Common Equity						$3,715	$1,630	0.97%

Total Non-Control/Affiliate Investments						$3,715	$1,630	0.97%

Total Investments - United States						$470,215	$453,977	268.78%

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2018

($ in thousands, except share amounts)

*	Denotes that all or a portion of the investment is held as collateral by Garrison Funding 2016-2 Ltd.
**	Denotes that all or a portion of the investment is held by Garrison Capital SBIC LP.
**	Denotes that all or a portion of the investment is held as collateral by both Garrison Funding 2016-2 Ltd. and Garrison Capital SBIC LP.

Base Rate = Our floating rate investments bear interest at a base rate plus a spread. Generally, the borrower has an option to choose whether the base rate is referenced to LIBOR or the prime rate. The spread may change as a result of the borrower’s choice of base rate. In addition, the floating rate investments that are referenced to LIBOR are generally indexed to 30-day or 90-day U.S. Dollar LIBOR and subject to a minimum LIBOR Floor. The terms disclosed in the consolidated schedule of investments represent the actual base rate and spread in effect as of the reporting period date.

All securities above were valued with significant unobservable inputs. Refer to Note 3 of our consolidated financial statements for additional disclosures regarding the unobservable inputs used in fair value measurement.

(1)

Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2018, 91.2% of the Company’s assets were qualifying assets.

(2)

Held through Garrison Capital Equity Holdings II LLC and net of non-controlling member’s interest of 17.5% pursuant to the Amended and Restated Limited Liability Company Agreement of Garrison Capital Equity Holdings II LLC.

(3)	Interest is payable in cash, and/or PIK, or a combination thereof.
(4)

Investment is structured as a unitranche loan where the Company holds the last out component. As a result, in addition to the interest earned on the stated base rate and spread of this investment, the Company may have received additional interest for the year ended December 31, 2018 due to an arrangement between the Company and certain other lenders to the portfolio company. The additional interest received during the quarter has been annualized and included in the spread disclosed for this investment.

(5)	Investment is currently not income producing and placed on non-accrual status.
(6)

Consumer Loan Pool includes 186 small balance consumer loans, held within Garrison Capital PL Holdings LLC, with an average par of $1,313, a weighted average rate of 15.82% and a weighted average maturity of April 11, 2019. See Note 3 for additional information. See Exhibit 99.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for detail on underlying loans.

(7)	The negative fair value is the result of the unfunded commitments being valued below par. These amounts may or may not be funded to the borrowing party currently or in the future.

As required by the 1940 Act, investments are classified by level of control. “Control Investments” are investments in those companies that the Company is deemed to control as defined in the 1940 Act. “Affiliate Investments” are investments in those companies that are affiliated companies, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.

Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested if it owns more than 25% of the voting securities of such company. The Company is deemed to be an affiliate of a company in which it has invested if it owns 5% or more of the voting securities of such company.

All debt investments were income producing as of December 31, 2018, unless otherwise noted. Common and preferred equity investments are non income-producing unless otherwise noted.

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Statements of Operations

($ in thousands, except share and per share amounts)

	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2017
Investment income
From non-control/non-affiliate investments
Interest income	$37,627	$34,258	$32,815
Payment-in-kind	1,416	2,686	2,394
Other income	676	1,838	1,263
From non-control/affiliate investments
Interest income	—	—	148

Total investment income	39,719	38,782	36,620

Expenses
Interest expense	14,612	11,725	8,803
Management fee	6,471	6,058	5,875
Incentive fee	832	271	—
Professional fees	2,042	1,212	1,087
Directors’ fees	311	306	312
Administrator expenses	1,449	1,336	1,203
Other expenses	1,627	1,682	2,400

Total expenses	27,344	22,590	19,680

Management fee waived	—	—	(310)
Incentive fee waived	(255)	—	—

Net expenses	27,089	22,590	19,370

Net investment income before excise taxes	12,630	16,192	17,250
Excise tax expense	—	—	23

Net investment income	12,630	16,192	17,227

Realized and unrealized (losses)/gains
Net realized loss on investments
Non-control/non-affiliate investments	(17,333)	(273)	(20,443)
Non-control/affiliate investments	—	—	(4,945)
Control/affiliate investments	(11,209)	—	—
Net change in unrealized (loss)/gain on investments
Non-control/non-affiliate investments	(2,369)	(13,189)	12,694
Non-control/affiliate investments	(107)	(2,085)	1,694
Control/affiliate investments	—	—	—

Net realized and unrealized loss on investments	(31,018)	(15,547)	(11,000)

Loss on extinguishment of debt	(491)	(2,218)	—

Net realized and unrealized losses	(31,509)	(17,765)	(11,000)

Net (decrease)/increase in net assets resulting from operations	$(18,879)	$(1,573)	$6,227

Net investment income per common share	$0.79	$1.01	$1.07

Net (decrease)/increase in net assets resulting from operations per common share	$(1.17)	$(0.10)	$0.39

Basic weighted average common shares outstanding	16,049,352	16,049,352	16,049,352
Dividends and distributions declared per common share	$0.84	$1.07	$1.12

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets

($ in thousands, except share and per share amounts)

	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2017
(Decrease)/increase in net assets from operations:
Net investment income	$12,630	$16,192	$17,227
Net realized loss on investments	(28,542)	(273)	(25,388)
Net change in unrealized loss on investments	(2,476)	(15,274)	14,388
Net loss on extinguishment of debt	(491)	(2,218)	—

Net (decrease)/increase in net assets resulting from operations	(18,879)	(1,573)	6,227

Dividends and distributions to stockholders:
From net investment income	(13,480)	(17,173)	(17,977)

Total dividends and distributions to stockholders	(13,480)	(17,173)	(17,977)

Total decrease in net assets	(32,359)	(18,746)	(11,750)
Net assets at beginning of period	168,912	187,658	199,408

Net assets at end of period	$136,553	$168,912	$187,658

Net asset value per share	$8.51	$10.52	$11.69
Shares of common stock outstanding at end of period	16,049,352	16,049,352	16,049,352

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Statements of Cash Flows

($ in thousands, except share and per share amounts)

	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2017
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(18,879)	$(1,573)	$6,227
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by/(used in) operating activities:
Net accretion of discounts on investments	(1,242)	(1,289)	(1,274)
Payment-in-kind	(1,357)	(1,711)	(2,394)
Amortization of deferred debt issuance costs and discounts on notes payable	486	461	404
Net realized loss on investments	28,542	273	25,388
Loss on extinguishment of debt	369	2,218	—
Net change in unrealized loss on investments	2,476	15,274	(14,388)
Purchases of investments	(121,586)	(285,620)	(153,725)
Paydowns of investments	101,625	209,384	119,826
Sales of investments	26,646	4,442	8,526
Changes in operating assets and liabilities:
(Increase)/decrease in due from counterparties	(1,355)	4,502	(2,477)
Decrease/(increase) in due from affiliates	—	509	(509)
(Increase)/decrease in accrued interest receivable	(303)	908	(105)
Decrease in other assets	268	28	54
(Decrease)/increase in due to counterparties	(13,977)	21,470	1,921
Increase in payables to affiliates	1,195	220	58
(Decrease)/increase in accrued interest payable	(1,307)	1,732	219
Increase in accrued expenses and other payables	671	133	(218)

Net cash provided by/(used in) operating activities	2,272	(28,639)	(12,467)

Cash flows from financing activities
Distributions paid to stockholders	(13,480)	(17,173)	(17,977)
Payments for financing costs	(102)	(3,050)	(438)
Proceeds from short-term borrowings	2,015	—	—
Net proceeds/(repayments) from senior secured revolving note	17,000	(11,700)	19,700
Repayment of GLC Trust 2013-2 Class A note	—	—	(5,048)
Net (repayments)/proceeds from Garrison SBIC borrowings	(13,120)	10,200	12,800
Net proceeds from borrowing on senior secured term notes	—	76,568	—

Net cash (used in)/provided by financing activities	(7,687)	54,845	9,037

Net (decrease)/increase in cash and restricted cash	(5,415)	26,206	(3,430)
Cash and restricted cash at beginning of period	45,722	19,516	22,946

Cash and restricted cash at end of period	$40,307	$45,722	$19,516

Supplemental disclosure of cash flow information
Non-cash conversion of senior secured revolving note to term note	$25,000	$—	$—
Cash paid for interest expense	$15,665	$9,778	$8,550
Non-cash restructuring of portfolio investments	$14,082	$4,112	$—

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

1. Organization

Garrison Capital Inc. (“GARS” and, collectively with its subsidiaries, the “Company”, “we”, “us” or “our”) is a Delaware corporation and is an externally managed, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, GARS has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for the period beginning October 9, 2012 and intends to qualify annually thereafter. GARS’ shares trade on the Nasdaq Global Select Market under the symbol “GARS”.

Our investment objective is to generate current income and capital appreciation by assembling a broad portfolio of loans and debt securities in U.S. based companies. The companies to which we typically extend credit to are moderately leveraged and have been rated below investment grade by national rating agencies. For companies that have not been rated, we believe that they would typically receive a rating below investment grade. In addition, our investments typically range in maturity from one to seven years. However, we may make investments in securities with any maturity or duration. We invest opportunistically in loans and debt securities that we believe have attractive risk adjusted returns. We also, to a lesser extent, may make select minority equity investments (usually in conjunction with a concurrent debt investment) in non-investment grade companies. On November 12, 2019, we announced that our board of directors had retained Keefe, Bruyette & Woods, Inc. as its financial advisor and investment banker to assist in exploring a variety of strategic alternatives to enhance value for our stockholders. Pending completion of our review of strategic alternatives, we expect to limit our investment activities and may hold any prepayments or repayments of principal on our investments in cash rather than redeploying in new investment opportunities.

The Company’s business and affairs are managed and controlled by the Company’s board of directors (the “Board”). The majority of the members of the Board are independent of the Company and its affiliates. Our investment activities and day-to-day operations are managed by Garrison Capital Advisers, LLC (the “Investment Adviser”), and Garrison Capital Administrator, LLC (the “GARS Administrator”) provides the Company with certain administrative services necessary to conduct our day-to-day operations. We are organized as a holding company and conduct our business primarily through our various subsidiaries.

2. Significant Accounting Policies and Recent Updates

Basis of Presentation

The Company is an investment company as defined in the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies (“ASC Topic 946”).

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) for financial information and pursuant to the requirements for reporting on Form 10-K and Articles 6, 10 and 12 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications, consisting solely of normal accruals, that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated in consolidation. Certain prior period amounts have been reclassified to conform to the current period presentation, including the consolidation of our various debt facilities into a single line on the consolidated statement of financial condition.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

2. Significant Accounting Policies and Recent Updates – (continued)

Principles of Consolidation

The consolidated financial statements include the accounts of GARS and its subsidiaries. The accounts of the subsidiaries are prepared using consistent accounting policies and as of the same reporting period as GARS. Under ASC Topic 946, the Company is generally precluded from consolidating any entity other than another investment company. Accordingly, the Company consolidates any investment company when it owns 100% of its equity units or 100% of the economic equity interest. ASC Topic 946 also provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

As a result, as of December 31, 2019 and 2018, GARS has consolidated the results of Garrison Funding 2018-2 Ltd. (“GF 2018-2” formerly, Garrison Funding 2016-2 Ltd.), Garrison Funding 2018-2 LLC (formerly Garrison Funding 2016-2 LLC), Garrison Capital SBIC, LP (“Garrison SBIC”), GLC Trust 2013-2 (“GLC Trust 2013-2”), Garrison Capital PL Holdings LLC, GIG Rooster Holdings I LLC and a series of limited liability companies that GARS created primarily to provide specific tax treatment for the equity and other investments held in these limited liability companies to the extent such entity was in existence as of December 31, 2019 and 2018, respectively.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts and disclosures in the consolidated financial statements, including the estimated fair values of investments and the amount of income and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

As of December 31, 2019 and 2018, cash held in designated bank accounts with Deutsche Bank Trust Company Americas (the “Custodian”) was $1.2 million and $6.0 million, respectively. Cash held in designated bank accounts with other major financial institutions was $0.1 million and $0.1 million as of December 31, 2019 and 2018, respectively. At times, these balances may exceed federally insured limits and this potentially subjects the Company to a concentration of credit risk. The Company believes it is not exposed to any significant credit risk associated with the Custodian.

The Company defines cash equivalents as highly liquid financial instruments with original maturities of three months or less, including those held in overnight sweep bank deposit accounts. As of both December 31, 2019 and 2018, the Company held no cash equivalents.

Cash and Cash Equivalents, Restricted

Restricted cash as of December 31, 2019 and 2018 included cash of $39.1 million and $39.5 million, respectively, held by GF 2018-2 and Garrison SBIC in designated bank accounts with the Custodian. The CLOs, as defined in Note 4, are required to use a portion of the cash it receives to pay interest expense, reduce borrowings at the end of the investment period and to pay other amounts in accordance with the terms of the indenture governing the CLOs. Cash held with Garrison SBIC is typically restricted to funding eligible small business investment company (“SBIC”) investments and the payment of the principal and interest expense of the U.S. Small Business Administration (“SBA”) debentures. As a result, funds held by GF 2018-2 and Garrison SBIC are not available for general use by the Company.

As of both December 31, 2019 and 2018, the Company held no restricted cash equivalents.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

2. Significant Accounting Policies and Recent Updates – (continued)

Revenue Recognition

In general, the revenue generated on our investments primarily consists of interest income, fee income, dividend income and gains and losses.

Interest income: Interest income is comprised of cash interest, PIK interest, original issue discounts or premiums as well as any loan origination, facility and commitment fees. Cash and PIK interest income is accrued based on the outstanding principal amount and interest terms outlined in the respective contractual agreement that governs that investment. The Company accrues interest income if it expects that it ultimately will be able to collect such income. Loan origination fees and any original issue or purchase discounts or premiums received by the Company are initially capitalized and deferred and reduce or increase the cost basis of the investment. They are subsequently accreted into interest income over the stated term of the loan.

Similarly, commitment fees are based upon the undrawn portion committed by the Company and are accrued over the life of the loan. Upon the prepayment of a loan or debt security, any unamortized fees, discounts or premiums are recorded into income.

Fee and dividend income: Fee income is generally comprised of amendment, forbearance, prepayment, syndication, structuring, diligence, consulting and possible fees for providing managerial assistance to a portfolio company and may be received in the form of cash or PIK. Amendment and forbearance fees are generally received in connection with loan amendments or waivers and are recognized upon completion of the amendments or waivers, generally when such fees are receivable. We record prepayment premiums on loans and debt securities into income when we receive such amounts.

Structuring, diligence fees, consulting and managerial assistance fees for periodically providing services to a portfolio or third party company are recognized when such services have been completed and the fees are generally receivable. Any such fee income received is recorded and classified as other income and included in investment income on the consolidated statements of operations. As these fees are generally paid and recognized in connection with specific loan event or the performance of a service, there may be significant fluctuations from period to period in the amount and size of such fees, and they are typically non-recurring in nature.

In addition, the Company may receive periodic dividends or distributions from our preferred or equity investments. Such amounts are recorded and classified as other income. Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

To the extent distributions are received from a limited liability company or limited partnership investment, we will evaluate the distribution to determine if it should be recorded as income or return of capital. Generally, we will not record such distributions as income unless there is sufficient accumulated tax-basis earnings and profits prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

Investment gains and losses: Realized gains and losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment, without regard to any previously recognized unrealized changes in the investments’ fair value. Net changes in unrealized gains and losses on investments reflect the current period changes in the fair value of our investments, including the reversal of previously recorded unrealized gains and losses on investments that are realized. Both realized and changes in unrealized gains and losses are recorded using the specific identification method on the consolidated statement of operations.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

2. Significant Accounting Policies and Recent Updates – (continued)

Non-accrual loans: The Company accrues interest income based on the contractual interest terms of its investments if it expects that it will ultimately be able to collect it. Generally, when management believes that the issuer of the loan will not be able to service the loan, the Investment Adviser will place the loan on non-accrual status and the Company will cease recognizing interest income on that loan. However, the Company remains contractually entitled to this interest. The Company may restore an investment to accrual status when past due principal and interest payments are made or if the interest income is otherwise deemed to be collectible by the Investment Adviser. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2019, the Company had two investments on non-accrual status. As of December 31, 2018, the Company had one investment on non-accrual status.

Investments, at Fair Value

The Company records its investment transactions on a trade date basis, which is the date when management has determined that all material legal terms have been contractually defined for the transactions. These transactions could possibly settle on a subsequent date depending on the transaction type. Any amounts related to purchase, sale and principal paydowns that have traded but not settled are reflected as either a due to or due from counterparty on our consolidated statement of financial condition. All related revenue and expenses attributable to these transactions are reflected on the consolidated statements of operations commencing on the trade date unless otherwise specified by the transaction documents.

Fair Value Measurements

The Company values its investments in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value.

ASC Topic 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value.

ASC Topic 820 classifies the inputs used to measure these fair values into the following hierarchy:

•	Level 1 — Unadjusted quoted prices in active markets for identical investments as of the reporting date.

•

Level 2 — Pricing inputs include quoted prices in active markets for similar instruments, quoted prices in less active or inactive markets for identical or similar instruments where multiple price quotes can be obtained, and other observable inputs, such as interest rates, yield curves, credit risks, and default rates.

•

Level 3 — Pricing inputs are unobservable and include situations where there is little, if any, market activity for the financial instrument. The inputs into the determination of fair value require significant management judgment or estimation including, in certain instances, the Investment Adviser’s own assumptions about how market participants would price the financial instrument.

Our investments generally include debt investments (both funded and unfunded, “Senior Secured Investments”) and equity investments (both preferred and common, “Equity Investments”). The Company’s portfolio is primarily comprised of relatively illiquid investments that are privately held. Inputs into the determination of fair value of the Company’s portfolio investments require significant management judgment or estimation. This means that the Company’s portfolio valuations are based on unobservable inputs and the Investment Adviser’s own assumptions about how market participants would price the asset or liability in question. Valuations of privately held investments are inherently uncertain and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by the Board may differ materially from the values that would have been used if a ready market for these investments existed.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

2. Significant Accounting Policies and Recent Updates – (continued)

Net assets could be materially affected if the determinations regarding the fair value estimates of the investments were materially higher or lower than the values that are ultimately realized upon the disposal of such investments.

Valuation Techniques

The following is a description of the various valuation techniques the Company utilizes when valuing its investments.

Bid quotations: Certain of the Company’s debt investments may from time to time be traded in public markets where quoted market prices are generally not readily available. The fair value of these investments may be determined based on bid quotations from unaffiliated market makers or independent third-party pricing services or from price activity of comparable instruments. The Company will generally supplement the bid quotations for these investments with a comparable yield approach valuation outlined below.

Comparable yield approach: This valuation technique determines the fair value of an investment by assessing the expected market yield of other debt investments with similar credit structures, leverage statistics, interest rates and time to maturity. The Company generally uses this approach for its debt investments that have not been deemed to be credit-impaired and where a market rate of recovery is expected.

Market comparable companies: This valuation technique determines the total enterprise value of a company by assessing the expected multiple that a market participant would apply to that company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”), revenue or other collateral that secures the investment. These valuation multiples are typically determined based on reviewing market comparable transactions or other comparable publicly traded companies, if any. With respect to debt investments, the resulting enterprise value will dictate whether or not the Company’s debt investment has adequate enterprise value coverage. In instances where the enterprise value is inadequate, the market comparable companies approach may be used to estimate a recovery value for our credit-impaired debt investments. With respect to equity investments, the market comparable companies approach may be used to estimate the fair value of the Company’s equity investments, and, when an external event, such as a purchase transaction, public offering or subsequent sale of equity occurs, the pricing indicated by that external event will be utilized to corroborate our valuation.

Discounted cash flows: This valuation technique determines the fair value of an investment by projecting the expected cash flows based on contractual terms calculating the present value of such cash flows as of the valuation date using a discount rate.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

2. Significant Accounting Policies and Recent Updates – (continued)

Valuation Process

The Board is responsible for determining, within the meaning of the 1940 Act, in good faith the fair value of the Company’s assets for which market quotations are not readily available, using a documented valuation policy and consistently applied valuation process. The valuation process is a multi-step process conducted at the end of each fiscal quarter as described below:

•	The Company’s valuation process begins with each portfolio company or investment valued by investment professionals of the Investment Adviser responsible for credit monitoring.

•

At least once annually, the valuation for each portfolio investment that does not have a readily available quotation, including an external pricing event, is reviewed by an independent valuation firm, subject to certain exceptions described below.

•

Preliminary valuation conclusions are then documented, compared to the range of prices provided by an independent valuation firm where applicable, and discussed with our senior management and the Investment Adviser.

•	The Investment Adviser submits these preliminary valuations to the Valuation Committee of the Board.

•

The Board discusses valuations and determines, within the meaning of the 1940 Act, the fair value of each investment in the Company’s portfolio for which market quotations are not readily available, in good faith.

As noted above, the Board has retained several independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least once during each 12-month period provided, the Board reserves the right to have any investment within the portfolio valued by an independent valuation firm to the extent it determines such a valuation is warranted. To the extent a security is reviewed in a particular quarter, it is reviewed and valued by only one service provider.

However, the Board does not, and does not intend to, have investments independently reviewed that (1) have closed within the two most recent quarters or (2) are de minimis investments that are less than 0.5% of the Company’s total assets (up to an aggregate of 10.0% of the Company’s total assets).

Deferred Debt Issuance Costs

In connection with executing or refinancing its various debt facilities, the Company may incur debt issuance costs or issue debt at a price below par, referred to as an original issue discount. These debt issuance costs and discounts are generally included as a reduction to the carrying amount of the corresponding liability on the consolidated statements of financial condition. However, based on the nature of the debt facilities, costs associated with revolving credit facilities are recorded within the other assets line item on our consolidated statements of financial condition. These costs are generally amortized over the stated maturity of the related liability. In the event that we extinguish our debt facilities before the stated maturity, the Company will deduct any unamortized deferred debt issuance costs from the carrying amount of extinguished debt and recognize a gain or loss on the consolidated statement of operations.

Interest Expense

Interest expense is recorded on an accrual basis and is comprised of cash interest, deferred debt issuance costs, original issue discounts or premiums as well as any loan origination, facility and commitment fees.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

2. Significant Accounting Policies and Recent Updates – (continued)

Dividends and Distributions

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend or distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

Recent Accounting Pronouncements

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). ASU 2018-13 will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period, with early adoption permitted. The Company does not expect the standard to have a material impact on the consolidated financial statements and disclosures.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

3. Investments

As of December 31, 2019, we held 123 investments across 105 portfolio companies with a fair value of $418.9 million. As of December 31, 2018, we held 118 investments across 93 portfolio companies with a fair value of $454.0 million.

The composition of the Company’s portfolio by industry at fair value as of December 31, 2019 and 2018 was as follows:

	Fair Value of Investments
Industry ($ in thousands)	As of December 31, 2019		As of December 31, 2018
Internet Software and Services	$74,093	17.7%	$74,301	16.4%
Healthcare Equipment and Services	49,776	11.9	52,721	11.6
Textiles, Apparel and Luxury Goods	26,757	6.4	25,390	5.6
Auto Components	25,329	6.0	23,940	5.3
Diversified Telecommunication Services	23,692	5.7	24,405	5.4
Commercial Services and Supplies	21,662	5.2	35,498	7.8
Household Products and Durables	20,020	4.8	32,664	7.2
Electrical Equipment	13,652	3.3	13,951	3.1
Transportation Services	13,169	3.1	9,753	2.1
Food Products	12,628	3.0	17,729	3.9
Leisure Products	12,272	2.9	16,491	3.6
Aerospace and Defense	11,906	2.8	6,914	1.5
Construction and Engineering	10,936	2.6	9,611	2.1
Hotels, Restaurants and Leisure	10,873	2.6	26,550	5.8
Building Products	10,845	2.6	7,834	1.7
Pharmaceuticals	9,759	2.3	9,485	2.1
Energy Equipment and Services	9,159	2.2	2,695	0.6
Air Freight and Logistics	8,822	2.1	2,404	0.5
Professional Services	7,842	1.9	1,847	0.4
Retail	6,661	1.6	6,651	1.5
Trading Companies and Distributors	6,462	1.5	7,560	1.7
Diversified Financial Services	6,134	1.4	13,824	3.0
Chemicals	4,936	1.2	12,569	2.8
Machinery	4,929	1.2	—	—
Technology Hardware, Storage and Peripherals	4,893	1.2	4,150	1
Containers and Packaging	4,592	1.1	4,512	1.0
Semiconductors and Semiconductor Equipment	2,321	0.5	2,550	0.6
Metals and Mining	2,108	0.5	2,189	0.5
Oil, Gas and Consumable Fuels	1,472	0.4	1,630	0.4
Media	1,173	0.3	4,159	0.9

	$418,873	100.0%	$453,977	100.0%

Refer to the consolidated schedules of investments for a detailed disaggregation of the Company’s investments by industry.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

3. Investments – (continued)

The following tables summarize the valuation of the Company’s investments measured at fair value based on the fair value hierarchy, as detailed in Note 2, as of December 31, 2019 and 2018:

	As of December 31, 2019
($ in thousands)	Level 1	Level 2	Level 3	Total
Senior Secured Investments(1)	$—	$—	$410,530	$410,530
Equity Investments(2)	—	—	8,343	8,343

	$—	$—	$418,873	$418,873

(1)	Included in senior secured loans are loans structured as first lien last out loans. These loans may in certain cases be subordinated in payment priority to other senior secured lenders.
(2)	Includes preferred and common equity investments.

	As of December 31, 2018
($ in thousands)	Level 1	Level 2	Level 3	Total
Senior Secured Investments(1)	$—	$—	$445,393	$445,393
Equity Investments(2)	—	—	8,352	8,352
Financial Assets	—	—	232	232

	$—	$—	$453,977	$453,977

(1)	Included in senior secured loans are loans structured as first lien last out loans. These loans may in certain cases be subordinated in payment priority to other senior secured lenders.
(2)	Includes preferred and common equity investments.

The net change in unrealized loss attributable to the Company’s Level 3 assets for the year ended December 31, 2019 included in the net change in unrealized loss on investments in the Company’s consolidated statement of operations was $2.5 million. The net change in unrealized loss attributable to the Company’s Level 3 assets for the year ended December 31, 2018 included in the net change in unrealized loss on investments in the Company’s consolidated statement of operations was $15.3 million. There were no transfers of investments between levels for the years ended December 31, 2019 and 2018.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

3. Investments – (continued)

The following table is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2019:

	Year Ended December 31, 2019
($ in thousands)	Senior Secured Investments	Equity Investments(1)	Financial Assets	Total
Fair value, beginning of period	$445,393	$8,352	$232	$453,977
Total net realized and unrealized (loss)/gain on investments(2)	(19,635)	(11,408)	25	(31,018)
Total net accretion of discounts on investments	1,242	—	—	1,242
Purchases/issuances(3)	111,493	11,450	—	122,943
Paydowns(3)	(101,368)	—	(257)	(101,625)
Sales	(26,595)	(51)	—	(26,646)

Fair value, end of period	$410,530	$8,343	$—	$418,873

(1)	Includes preferred and common equity investments.
(2)

Net change in unrealized loss on investments attributable to our Level 3 assets still held at December 31, 2019 totaled $13.7 million, consisting of the following: Senior Secured Investments of $13.5 million and Equity Investments of $0.2 million.

(3)	Includes non-cash restructuring of portfolio investments of $14.1 million.

The following table is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2018:

	Year Ended December 31, 2018
($ in thousands)	Senior Secured Investments	Equity Investments(1)	Financial Assets	Total
Fair value, beginning of period	$387,480	$5,224	$2,026	$394,730
Total net realized and unrealized (loss)/gain on investments(2)	(13,228)	(1,792)	43	(14,977)
Total net accretion of discounts on investments	1,289	—	—	1,289
Purchases/issuances(3)	282,015	5,316	—	287,331
Paydowns(3)	(207,547)	—	(1,837)	(209,384)
Sales	(4,616)	(396)	—	(5,012)

Fair value, end of period	$445,393	$8,352	$232	$453,977

(1)	Includes preferred and common equity investments.
(2)

Net change in unrealized loss on investments attributable to our Level 3 assets still held at December 31, 2018 totaled $15.7 million, consisting of the following: Senior Secured Investments of $14.0 million, Equity Investments of $1.8 million, offset by unrealized gains on Financial Assets of $0.1 million.

(3)	Includes non-cash restructuring of portfolio investments of $4.1 million.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

3. Investments – (continued)

The following table is a quantitative disclosure about significant unobservable inputs (Level 3) that were used in determining fair value at December 31, 2019:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of December 31, 2019	Valuation Technique	Unobservable Input	Range		Weighted Average
($ in thousands)				Low	High
Senior Secured Investments(1)	$410,530	Comparable yield approach	Market rate(2)	5.2%	31.3%	8.8%
		Market comparable companies	Comparable multiple(3)	2.0x	18.6x	7.5x
Equity Investments(4)	8,343	Market comparable companies	Comparable multiple(3)	6.5x	10.8x	10.4x
			Origination fees multiple(3)	3.5x	3.5x	3.5x
		Discounted cash flows	Recovery Rate	0.0%	40.1%	40.1%

Total	$418,873

(1)	Includes certain first-lien debt investments in which bid quotations were obtained and supplemented by a comparable yield approach.
(2)

Market rate is calculated based on the fair value of the investments and interest expected to be received using the current rate of interest at the balance sheet date to maturity, excluding the effects of future scheduled principal amortizations.

(3)	Expected multiple that a market participant would apply to that company’s EBITDA, revenue or other collateral that secures the investment.
(4)	Includes preferred and common equity.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

3. Investments – (continued)

The following table is a quantitative disclosure about significant unobservable inputs (Level 3) that were used in determining fair value at December 31, 2018:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of December 31, 2018	Valuation Technique	Unobservable Input	Range		Weighted Average
($ in thousands)				Low	High
Senior Secured Investments	$445,393	Comparable yield approach	Market rate(1)	6.5%	38.1%	10.0%
		Market comparable companies	EBITDA multiple(2)	2.0x	17.3x	7.5x
Equity Investments(3)	8,352	Market comparable companies	EBITDA multiple	6.5x	9.0x	8.9x
			Origination fees multiple	3.4x	3.4x	3.4x
		Discounted cash flows	Recovery Rate	43.9%	43.9%	43.9%
			Discount rate	10.0%	15.0%	13.9%
Financial Assets(4)	232	Discounted cash flows	Recovery Rate	94.8%	94.8%	94.8%

Total	$453,977

(1)

Market rate is calculated based on the fair value of the investments and interest expected to be received using the current rate of interest at the balance sheet date to maturity, excluding the effects of future scheduled principal amortizations.

(2)

Excludes non-operating portfolio companies, which we define as those loans collateralized by proved developed producing (“PDP”) value, real estate or other hard assets. PDPs are proven revenues that can be produced with existing wells. As of December 31, 2018, non-operating portfolio companies with an aggregate of $7.7 million of par value and $7.7 million of fair value were excluded.

(3)	Includes preferred and common equity.
(4)	See Exhibit 99.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for detail on the underlying consumer loans.

Unobservable inputs used in the fair value measurement of the Company’s investments include multiples of market comparable companies, relative comparable yields, and recovery rates. Significant decreases (increases) in market comparables could result in lower (higher) fair value measurements. Significant increases (decreases) in comparable yields could result in lower (higher) fair value measurements. Significant increases (decreases) in recovery rates could result in lower (higher) fair value measurements. Generally, a change in the assumption used for relative comparable yields is accompanied by a directionally opposite change in the assumptions used for pricing.

The terms of our debt investments may include provisions that require us to extend additional credit or provide funding to a borrower for any unfunded portion of such debt investments at the request of the borrower. This exposes us to potential future liabilities that are not reflected on the consolidated statements of financial condition. As of December 31, 2019 and 2018, the Company had $2.1 million and $7.6 million of unfunded commitments, respectively. As of December 31, 2019 and December 31, 2018, the fair value of the unfunded commitments was $0.1 and $0.2 million, respectively.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

4. Financing

As of December 31, 2019, the total carrying value of the Company’s aggregate debt outstanding was $313.8 million with a weighted average effective interest rate of 3.9% and a weighted average stated maturity date of May 24, 2029. The weighted average maturity date of May 24, 2029 is calculated based on fully drawn Class A-1R-R Notes with an aggregate par outstanding of $25.0 million.

The table below provides details, including maturity dates, the weighted average interest rates and the weighted average effective interest rates, inclusive of the effects of deferred debt issuance costs, of the Company’s outstanding debt as of December 31, 2019:

December 31, 2019 ($ in thousands)	Amortized Carrying Value	Outstanding Principal at Par	Interest Rate	Effective Interest Rate	Rating(1)	Stated Maturity(2)
2018-2 CLO Secured Notes:
Class A-1R-R Notes	$—	$—	LIBOR + 1.58%(3)	3.58%	AAA(sf)	11/20/2029
Class A-1T-R Notes	193,529	195,400	LIBOR + 1.58%	3.59%	AAA(sf)	11/20/2029
Class A-2-R Notes	54,645	55,100	LIBOR + 2.45%	4.45%	AA (sf)	11/20/2029
Class B-R Notes	17,931	18,250	LIBOR + 3.17%	5.18%	A (sf)	11/20/2029

Subtotals / weighted averages	266,105	268,750	3.76%	3.88%		11/20/2029
Garrison SBIC Borrowings:
SBIC 2018-10 A	22,342	23,000	3.53%(4)	3.95%	N/A	3/1/2028
SBIC 2017-10 A	3,569	3,660	3.37%(4)	3.77%	N/A	3/1/2027
SBIC 2016-10 B	3,240	3,320	2.79%(4)	3.19%	N/A	9/1/2026
SBIC 2016-10 A	12,420	12,700	3.25%(4)	3.65%	N/A	3/1/2026
SBIC Interim Financing	4,059	4,200	LIBOR + 0.65%(5)	3.11%	N/A	3/25/2020

Subtotals / weighted averages	45,630	46,880	3.32%	3.72%		9/23/2026
Short-term Borrowings:
Other Debt	2,015	2,015	LIBOR + 1.00%	2.74%	N/A	1/15/2020

Total /weighted average	2,015	2,015	2.74%	2.74%		1/15/2020

Totals / weighted averages	$313,750	$317,645	3.69%	3.85%		5/24/2029

(1)

Represents ratings from each of S&P and DBRS for the Class A-1R-R Notes and the Class A-1T-R Notes and S&P ratings for the Class A-2-R Notes and Class B-R Notes as of the closing of GF 2018-2’s $420.0 million collateralized loan obligation (the “2018-2 CLO”) on October 18, 2018.

(2)

The indenture governing the 2018-2 CLO permits the repricing or refinancing of the secured notes issued as part of the 2018-2 CLO after November 20, 2022, which may result in the actual maturity of the existing notes occurring prior to their stated maturity.

(3)	Interest may be indexed to either the CP Rate (as defined in the governing indenture) or 3 month USD LIBOR.
(4)	Represents the stated interest rate and annual charge of our debentures guaranteed by the U.S. Small Business Administration (the “SBA”).
(5)

These interim financings bear an interest rate of three month LIBOR +0.65% which is comprised of a weighted average annual charge of 0.35% and a spread of 0.30%. These interim financings have a maturity date of March 25, 2020, upon which we expect them to be polled into ten year SBA-guaranteed debentures.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

4. Financing – (continued)

The table below provides details of our outstanding debt as of December 31, 2018:

December 31, 2018 ($ in thousands)	Amortized Carrying Value	Outstanding Principal at Par	Interest Rate	Effective Interest Rate	Rating(1)	Stated Maturity(2)
2018-2 CLO Secured Notes:
Class A-1R-R Notes	$8,000	$8,000	LIBOR + 1.58%(3)	4.23%	AAA(sf)	11/20/2029
Class A-1T-R Notes	168,630	170,400	LIBOR + 1.58%	4.22%	AAA(sf)	11/20/2029
Class A-2-R Notes	54,611	55,100	LIBOR + 2.45%	5.08%	AA (sf)	11/20/2029
Class B-R Notes	17,908	18,250	LIBOR + 3.17%	5.81%	A (sf)	11/20/2029

Subtotals / weighted averages	249,149	251,750	4.41%	4.52%		11/20/2029
Garrison SBIC Borrowings:
SBIC 2018-10 A	22,275	23,000	3.53%(4)	3.95%	N/A	3/1/2028
SBIC 2017-10 A	6,786	6,980	3.47%(4)	3.87%	N/A	3/1/2027
SBIC 2016-10 B	3,230	3,320	2.79%(4)	3.19%	N/A	9/1/2026
SBIC 2016-10 A	12,381	12,700	3.25%(4)	3.65%	N/A	3/1/2026
SBIC 2015-10 B	13,671	14,000	3.57%(4)	3.97%	N/A	9/1/2025

Subtotals / weighted averages	58,343	60,000	3.43%	3.84%		12/16/2026

Totals / weighted averages	$307,492	$311,750	4.22%	4.39%		5/22/2029

(1)

Represents ratings from each of S&P and DBRS for the Class A-1R-R Notes and the Class A-1T-R Notes and S&P ratings for the Class A-2-R Notes and Class B-R Notes as of the closing of GF 2018-2’s $420.0 million collateralized loan obligation (the “2018-2 CLO”) on October 18, 2018.

(2)

The indenture governing the 2018-2 CLO permits the repricing or refinancing of the secured notes issued as part of the 2018-2 CLO after November 20, 2022, which may result in the actual maturity of the existing notes occurring prior to their stated maturity.

(3)	Interest may be indexed to either the CP Rate (as defined in the governing indenture) or 3 month USD LIBOR.
(4)	Represents the stated interest rate and annual charge of our debentures guaranteed by the SBA.

In accordance with the 1940 Act, with certain limited exceptions, prior to August 15, 2018 the Company was allowed to borrow up to amounts such that its asset coverage, as defined in the 1940 Act, was at least 200% after such borrowing excluding the SBA-guaranteed debentures of Garrison SBIC per the Company’s exemptive relief from the Securities and Exchange Commission (the “SEC”). Effective August 15, 2018, the asset coverage requirements applicable to the Company under the 1940 Act were reduced to 150%. As of December 31, 2019 and 2018, the Company’s asset coverage for borrowed amounts was 150.4% and 167.1%, respectively. As a result of the aforementioned asset coverage requirement, the Company’s ability to borrow additional Class A-1R-R Notes under the 2018-2 CLO and the short-term borrowing facility (as defined below) has been reduced to an aggregate of $1.2 million as of December 31, 2019. As of December 31, 2018, the Company’s total leverage capacity of the Class A-1R-R Notes under the 2018-2 CLO was $42.0 million.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

4. Financing – (continued)

Collateralized Loan Obligation Financings

On October 18, 2018, the Company completed the $420.0 million 2018-2 CLO. The notes offered in the 2018-2 CLO, collectively referred to as the “2018-2 Notes” and individually defined above in the table, were issued by GF 2018-2 (the “Issuer”) and Garrison Funding 2018- 2 LLC (together with the Issuer, the “Co- Issuers”) and are backed by a diversified portfolio of primarily senior secured loans. The proceeds of the 2018-2 CLO were utilized, along with cash on hand, to refinance notes issued under the 2016-2 CLO. The Company also retained $108.00 million of subordinated notes (the “2018-2 Subordinated Notes”) that were issued in the transaction and that are entitled to receive distributions to the extent funds are available for such purpose. As a result of the Company retaining the 2018-2 Subordinated Notes, it consolidates the accounts of the Co-Issuers into its financial statements. As a result of this consolidation, the amounts outstanding under the 2018-2 CLO are treated as the Company’s indebtedness. The Company also initially retained $18.3 million of the Class B-R Notes. The 2018-2 Notes are scheduled to mature on November 20, 2029, however the 2018-2 Notes may be redeemed by the Co-Issuers on any business day after November 20, 2022. The indenture governing the 2018-2 Notes provides that, to the extent cash is available from cash collections, the holders of the 2018-2 Notes are to receive quarterly interest payments on the 20th day or, if not a business day, the next succeeding business day of February, May, August and November of each year until the stated maturity or earlier redemption.

On September 29, 2016, the Company completed the $300.0 million 2016-2 CLO. The notes offered in the collateralized loan obligation, collectively referred to as the “2016-2 Notes” and individually defined above in the table, were issued by the Co-Issuers through a private placement. The proceeds of which were utilized, along with cash on hand, to refinance notes issued under a previous collateralized loan obligation. The Company has also retained $108.00 million of subordinated notes which do not have a stated interest rate and are not rated. The 2016-2 Notes were scheduled to mature on September 29, 2027. The 2016-2 Notes were refinanced on October 18, 2018. The 2018-2 CLO and the 2016-2 CLO are collectively referred to as the CLOs.

On July 18, 2019, $25.0 million outstanding of the aggregate $50.0 million Class A-1R-R Notes available under the 2018-2 CLO converted to Class A-1T-R Notes. The remaining $25.0 million of Class A-1R-R Notes, to the extent drawn, will convert to term notes on or before November 20, 2022.

As noted above, subject to the asset coverage limitations applicable to the Company under the 1940 Act, the Company had $1.2 million and $42.0 million of available leverage capacity in the Class A-1R-R Notes and Class A-1R Notes, respectively, under the CLOs as of December 31, 2019 and December 31, 2018, respectively. The fair value of the 2018-2 Notes and 2016-2 Notes approximated their carrying value on the consolidated statements of financial condition as of December 31, 2019 and December 31, 2018.

Collateralized Loan Obligation Financing Covenants

The documents governing the 2018-2 CLO include two coverage tests applicable to the secured notes issued as part of the 2018-2 CLO (the “Secured Notes”) as of December 31, 2019. The first test compares the amount of interest received on the collateral loans held by GF 2018-2 to the amount of interest payable on the Secured Notes under the 2018-2 CLO in respect of the amounts drawn and certain expenses. To meet this first test, at any time, the aggregate amount of interest received on the collateral loans must equal, after the payment of certain fees and expenses, at least 135.0% of the aggregate amount of interest payable on the Class A-1R-R Notes, the Class A-1T-R Notes and the Class A-2-R Notes (collectively, the “Class A-R Notes”) and 125.0% of the interest payable on the Class A-R Notes and Class B-R Notes, taken together.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

4. Financing – (continued)

Collateralized Loan Obligation Financings (continued)

Collateralized Loan Obligation Financing Covenants (continued)

The second test compares the aggregate assets that serve as collateral for the 2018-2 CLO Secured Notes, or the Total Capitalization, as defined and calculated in accordance with the indenture, to the aggregate outstanding principal amount of the 2018-2 CLO Secured Notes in respect of the amounts drawn. To meet this second test at any time, the Total Capitalization must equal at least 128.0% of the aggregate outstanding principal amount of the Class A-R Notes, 118.2% of the aggregate principal amount of the Class A-R Notes and Class B-R Notes, taken together.

If the coverage tests are not satisfied with respect to a quarterly payment date, the 2018-2 CLO will be required to apply available amounts to the repayment of interest on and principal of the 2018-2 Notes to the extent necessary to satisfy the applicable coverage tests and, as a result, there may be reduced funds available for GF 2018-2 to make additional investments or to make distributions on the 2018-2 Notes held by the Company. Additionally, compliance was measured on each day collateral loans are purchased, originated or sold and in connection with monthly reporting to the note holders.

Furthermore, if under the second coverage test the Total Capitalization equals 125.0% or less of the aggregate outstanding principal amount on the Class A-1R-R and Class A-1T-R Notes, taken together remained so for ten business days, an event of default would be deemed to have occurred. As of December 31, 2019 and 2018, the trustee for the CLOs has asserted that all of the coverage tests were met.

Garrison SBIC Borrowings

On May 29, 2014, Garrison SBIC, which has an investment objective substantially similar to GARS, was formed in accordance with the SBA’s SBIC regulations. Garrison SBIC received a license from the SBA on May 26, 2015. The SBIC license allows Garrison SBIC to obtain SBA-guaranteed debentures in an amount equal to twice its equity capitalization up to $175.0 million of leverage, subject to the issuance of a capital commitments by the SBA and other customary procedures. Since receiving its SBIC license, the SBA has issued Garrison SBIC with two commitment letters to provide an aggregate $70.0 million of SBA debentures.

These SBA-guaranteed debentures are issued bi-annually on pooling dates in March and September of each year. The debentures are non-recourse, interest-only debentures with a 10 year stated maturity, but may be prepaid at any time without penalty. To the extent the debentures are prepaid, they are permanently extinguished and the Company can no longer access those debentures. The interest rate of the debentures is fixed at the time of issuance on each respective pooling date and is based on a coupon rate that equates to a spread over the ten year treasury rate based on market rates at the time of issuance. Interest on the debentures is payable on a semi-annual basis. The SBA issues interim financings to SBICs on non-pooling dates that carry a lower interest rate than the debentures and which mature on the next pooling date when replaced by new SBA-guaranteed debentures.

The SBA, as a creditor, will have a superior claim to Garrison SBIC’s assets over GARS’ stockholders if Garrison SBIC were to be liquidated, or if the SBA exercises its remedies under the SBA-guaranteed debentures issued by Garrison SBIC, upon an event of default.

During the year ended December 31, 2019, the Company voluntarily prepaid $17.3 million of its outstanding SBA-guaranteed debentures. The weighted average interest rate for the portion SBA-guaranteed debentures prepaid as of December 31, 2019 was 3.57%.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

4. Financing – (continued)

As of December 31, 2019, Garrison SBIC had regulatory capital of $34.7 million and total SBIC borrowings outstanding of $46.9 million, which includes $4.2 million of SBIC interim financings. The $46.9 million of SBIC borrowings outstanding are secured by $70.5 million of loans that serve as collateral and are held in Garrison SBIC. The fair value of the SBIC borrowings approximated the carrying value on the consolidated statements of financial condition as of December 31, 2019 and 2018. As of December 31, 2019, the Company had $5.2 million of available SBIC leverage capacity.

Short-term Borrowing Facility

On June 3, 2019, the Company entered into a master repurchase agreement (the “short-term borrowing facility”) with Natixis Securities Americas LLC (“Natixis”) to provide short-term borrowings which the Company intends to utilize from time-to-time to manage its working capital needs. The Company’s ability to draw down borrowings under the agreement is subject to 1940 Act leverage limitations and dependent on the Company pledging eligible assets to Natixis as collateral. No commitment fees were paid in connection with execution of the agreement.

The Company had $2.0 million of short-term borrowings outstanding which approximated the fair value as of December 31, 2019. As of December 31, 2018, the Company had no short-term borrowings outstanding. For the year ended December 31, 2019, the annualized effective interest rate on short-term borrowings was 2.74%.

Under the short-term borrowing facility, there are three coverage tests applicable whereby if any of the following conditions exist as of the quarter end, an event of default will be deemed to have occurred. The first test is to determine if the Company’s net assets declines by greater than 25% from the previous fiscal quarter. The second test is to determine if the Company’s net assets declines by greater than 40% from the previous fiscal year. The third test is to determine if the Company’s net assets declines below the Net Asset Floor, which is defined as $80.0 million. As of December 31, 2019, all of the covenant tests were met.

Deferred Debt Issuance Costs and Other Fees

As of both December 31, 2019 and 2018, the Company’s debt issuance costs and original issue discounts were generally incurred as a result of the CLOs and the Company’s SBIC borrowings. The CLOs’ costs typically represent structuring and facility fees, rating agency fees and other legal costs incurred. The costs associated with SBIC borrowings consist of a 1.00% fee on the total commitments received, a 2.00% leverage fee, a 0.375% underwriting fee and a 0.05% administrative fee on any SBA borrowings that are drawn.

The execution of the $300.0 million 2016-2 CLO completed on September 26, 2016 resulted in financing costs paid and original issue discount in the amount of $3.0 million. The 2016-2 CLO also resulted in the recognition of a $2.2 million loss on refinancing of debt on our consolidated statement of operations for the year ended December 31, 2018.

On December 20, 2019, the Company voluntarily prepaid $17.3 million of its outstanding SBIC borrowings, in accordance with the terms of the SBA-guaranteed debentures that govern the SBIC borrowings, prior to their stated maturity date. This resulted in a $0.5 million loss on extinguishment of debt recognized on the consolidated statement of operations for the year ended December 31, 2019.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

4. Financing – (continued)

As of December 31, 2019, $4.2 million of deferred debt issuance costs and discounts remained on our consolidated statements of financial condition. These costs were comprised of $2.9 million related to the 2018-2 CLO and $1.3 million related to the borrowings of Garrison SBIC. As of December 31, 2018, $4.4 million of deferred debt issuance costs and discounts remained on our consolidated statements of financial condition. These costs were comprised of $2.6 million related to the 2018-2 CLO and $1.8 million related to the borrowings of Garrison SBIC. During the years ended December 31, 2019 and 2018, interest expense on our consolidated statements of operations included $0.5 million and $0.5 million, respectively, of amortization related to the debt issuance costs and original issue discounts on our liabilities.

5. Related Party Transactions and Other Agreements

Investment Advisory Agreement

The Investment Adviser is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis subject to the supervision of the Board. The Investment Adviser was organized in November 2010 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Investment Adviser is an affiliate of Garrison Investment Group LP (the “Investment Manager”), which is also the investment manager of various stockholders of the Company.

GARS entered into an investment advisory agreement with the Investment Adviser (as amended and/or restated from time to time, the “Investment Advisory Agreement”), which entitles the Investment Adviser to a management fee and an incentive fee. As of December 31, 2019, the Investment Advisory Agreement had been most recently amended and restated on May 6, 2019.

The Investment Adviser agreed to irrevocably waive the $0.3 million of incentive fees that were earned and recorded as a payable on the statement of financial condition as of September 30, 2019.

Management Fee

Under the Investment Advisory Agreement, beginning August 14, 2018, the management fee payable to the Investment Adviser is calculated at an annual rate of 1.50% of the Company’s average gross assets, excluding cash or cash equivalents but including assets purchased with borrowed funds, at the end of each of the two most recently completed calendar quarters; provided, however, the management fee is calculated at an annual rate of 1.00% of the average value of the Company’s gross assets, excluding cash or cash equivalents but including assets purchased with borrowed funds, that exceeds the product of (i) 200% and (ii) the Company’s average net assets at the end of each of the two most recently completed calendar quarters. For the avoidance of doubt, the 200% is calculated in accordance with the 1940 Act and gives effect to the Company’s exemptive relief with respect to our SBIC debentures.

From May 3, 2017 until August 13, 2018, the management fee was calculated at an annual rate of 1.50% of the Company’s gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds, and was payable quarterly in arrears. Prior to May 3, 2017, the management fee was calculated at an annual rate of 1.75% of gross assets, excluding cash and cash equivalents, but including assets purchased with borrowed funds.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

5. Related Party Transactions and Other Agreements – (continued)

The following table details our management fee expenses for the years ended December 31, 2019, 2018, and 2017:

	Year Ended
Management Fees ($ in thousands)	December 31, 2019	December 31, 2018	December 31, 2017
Management fee	$6,471	$6,058	$5,875
Management fee waived	—	—	(310)

Total management fees	$6,471	$6,058	$5,565

Management fees in the amount of $1.5 million and $0.1 million were payable as of December 31, 2019 and 2018, respectively, and are included in management fee payable on the consolidated statements of financial condition.

Incentive Fee

Under the Investment Advisory Agreement, the Investment Adviser is entitled to an incentive fee consisting of two components and subject to cap and deferral mechanism. The first component is income-based and payable quarterly in arrears while the second component is capital gains-based and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date). The components are independent of each other, and certain instances may result in one component being payable even if the other is not.

Income-based incentive fees

The first component, which is income-based and payable quarterly in arrears, equals 20.00% of the amount, if any, that the Company’s pre-incentive fee net investment income exceeds a 1.75% quarterly (7.00% annualized) hurdle rate (the “Hurdle Rate”), subject to a “catch-up” provision, measured at the end of each calendar quarter.

The portion of such income-based incentive fee that is attributable to deferred interest (such as PIK interest) will be paid to the Investment Adviser, together with any other interest accrued on the loan from the date of deferral to the date of payment, only if and to the extent the Company actually receives such interest in cash. Furthermore, any accrual that is attributable to deferred interest will be reversed if and to the extent such interest is reversed in connection with any write-off of the investment giving rise to any deferred interest accrual. Any reversal of such deferred interest amounts would reduce net income for the quarter by the net amount of the reversal, after taking into account the incentive fees associated with the deferred interest amount also being reversed. Such a write-off would result in a reduction and possible elimination of the incentive fees for such quarter. For the avoidance of doubt, no incentive fee will be paid to the Investment Adviser on amounts accrued and not received in cash with respect to deferred interest.

Effective January 1, 2019, the operation of the first component of the incentive fee under the Investment Advisory Agreement for each quarter is as follows:

•

no incentive fee is payable to the Investment Adviser in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the Hurdle Rate of 1.75% (7.00% annualized);

•

50% of the Company’s pre-incentive fee net investment income, if any, that exceeds the 1.75% Hurdle Rate but is less than 2.9167% in any calendar quarter (11.67% annualized) is payable to the Investment Adviser. This portion of the Company’s income-based incentive fee component is referred to as the “catch-up” provision; and

•	20% of the Company’s pre-incentive fee net investment income, if any, that exceeds 2.9167% in any calendar quarter (11.67% annualized) is payable to the Investment Adviser.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

5. Related Party Transactions and Other Agreements – (continued)

Income-based incentive fees (continued)

Prior to January 1, 2019, the operation of the first component of the incentive fee under the Investment Advisory Agreement for each quarter was as follows:

•

no incentive fee was payable to the Investment Adviser for any calendar quarter in which the Company’s pre-incentive fee net investment income did not exceed the Hurdle Rate of 1.75% (7.00% annualized);

•

100% of the Company’s pre-incentive fee net investment income, if any, that exceeds the 1.75% Hurdle Rate but was less than 2.1875% in any calendar quarter (8.75% annualized) would have been payable to the Investment Adviser; and

•	20% of the Company’s pre-incentive fee net investment income, if any, that exceeded 2.1875% in any calendar quarter (8.75% annualized) would have been payable to the Investment Adviser.

The effect of the catch-up provision is that, if the Company earns pre-incentive fee net investment income in any quarter in excess of 2.1875% or 2.9167%, as applicable, the Investment Adviser would receive 20% of such pre-incentive fee net investment income as if the Hurdle Rate did not apply.

Prior to May 3, 2017, the first component of the incentive fee equaled 20.00% of the amount, if any, that the Company’s pre-incentive fee net investment income exceeded a 2.00% quarterly (8.00% annualized) hurdle rate, subject to the 100% “catch-up” provision in effect at that time, measured at the end of each calendar quarter.

From October 1, 2016 through May 2, 2017, the Investment Adviser, in consultation with the Board, irrevocably waived any fees payable to the Investment Adviser under the Investment Advisory Agreement with respect to a calendar quarter in excess of the sum of (i) 0.375% per quarter (1.50% annualized) of the gross assets of the Company, excluding cash and cash equivalents but including assets purchased with borrowed funds, calculated based on the average carrying value of the gross assets of the Company at the end of the two most recently completed calendar quarters, (ii) 20% of pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, in excess of a “hurdle rate” of 1.75% per quarter (7.00% annualized) and (iii) in the case of the final calendar quarter of each year, the capital gains incentive fee.

Capital gains-based incentive fees

The second component, which is capital gains-based, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of the Company’s cumulative aggregate realized capital gains through the end of such year, computed net of the Company’s aggregate cumulative realized capital losses and aggregate cumulative unrealized capital loss through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap and Deferral Mechanism described below. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

In addition, under U.S. GAAP, we are required to accrue capital gains incentive fees, based upon the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital gain and loss on investments held at the end of each period. If such amount is positive at the end of a period, then the Company will record a capital gains incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains related incentive fees paid in all prior years. If such amount is negative, no accrual will be recorded for such period. There were no capital gains incentive fees accrued as of December 31, 2019 and 2018.

The Investment Advisory Agreement does not permit unrealized capital gains for purposes of calculating the amount payable to the Investment Adviser. Amounts due related to unrealized capital gains, if any, will not be paid to the Investment Adviser until realized under the terms of the Investment Advisory Agreement (as described above).

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

5. Related Party Transactions and Other Agreements – (continued)

Incentive Fee Cap and Deferral Mechanism

We have structured the calculation of the incentive fees to include a fee limitation (the “Incentive Fee Cap and Deferral Mechanism”) such that no incentive fee will be paid to our Investment Adviser for any fiscal quarter if, after such payment, the cumulative incentive fees paid to our Investment Adviser for the period that includes such fiscal quarter and the 11 full preceding fiscal quarters (the “Incentive Fee Look-back Period”) would exceed 20.00% of our Cumulative Pre-Incentive Fee Net Return during the applicable Incentive Fee Look-back Period (the “Incentive Fee Cap”). To the extent that the payment of incentive fees is limited by the Incentive Fee Cap, the payment of such fees is deferred and paid in subsequent quarters up to three years after their date of deferment, subject to applicable limitations included in the Investment Advisory Agreement. However, beginning January 1, 2019, no deferred incentive fees will be paid to the Investment Adviser in an amount in excess of the sum of cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation during the applicable Incentive Fee Look-back Period. The “Cumulative Pre-Incentive Fee Net Return” is defined as the sum of (1) pre-incentive fee net investment income, (2) cumulative realized capital gains/(losses), and (3) cumulative unrealized capital gains/(losses) for the Incentive Fee Look-back Period.

As of December 31, 2019, we had cumulative net realized and unrealized capital losses in excess of our Pre-Incentive Fee Net Investment Income, resulting in negative Cumulative Pre-Incentive Fee Net Return during the Incentive Fee Look-back Period. Therefore, the Incentive Fee Cap as of December 31, 2019 was zero due to the Incentive Fee Cap and Deferral Mechanism (and subject to the applicable limitations set forth in the Investment Advisory Agreement). As a result, no incentive fees were recorded during the three months ended December 31, 2019.

As of December 31, 2019, the Investment Adviser had calculated aggregate income-based incentive fees and payments of $6.6 million and $0.8 million since January 1, 2017, respectively. As of December 31, 2019, due to the Incentive Fee Cap and Deferral Mechanism and the irrevocable waiver of previously earned fees, no income-based incentive fees were recorded as payable on the consolidated statement of financial condition. Due to the fact that there is no clawback of amounts previously paid to the Investment Adviser in accordance with the Investment Advisory Agreement, the Company has not recorded a receivable for the $0.8 million difference between amounts paid under the Investment Advisory Agreement in prior quarters and the Incentive Fee Cap based on the Company’s Cumulative Pre-Incentive Fee Net Return as of December 31, 2019.

To the extent unrealized capital losses incurred within the Incentive Fee Look-back Period as of December 31, 2019 are reversed or cease to impact the Incentive Fee Cap, such that our cumulative realized capital gains and cumulative unrealized capital appreciation exceed cumulative realized capital losses and cumulative unrealized capital depreciation prior to January 1, 2023, the Investment Adviser may be able to recoup up to $5.7 million of income-based incentive fees which are currently deferred under the Incentive Fee Cap.

The following table provides a breakdown of our incentive fees for the years ended December 31, 2019, 2018 and 2017.

	Year Ended
Incentive Fees ($ in thousands)	December 31, 2019	December 31, 2018	December 31, 2017
Income-based incentive fees	$1,097	$2,653	$2,808
Capital gains-based incentive fees	—	—	—
Incentive fees waived	(255)	—	—
Incentive fees subject to cap & deferral mechanism	(264)	(2,382)	(2,808)

Total incentive fees	$577	$271	$—

As of December 31, 2018, there was $0.3 million of incentive fees earned and recorded as payable on the consolidated statement of financial condition. No incentive fees were recorded as payable on the consolidated statement of financial condition as of December 31, 2019.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

5. Related Party Transactions and Other Agreements – (continued)

Administration Agreement

GARS entered into an administration agreement, which was effective as of October 9, 2012 (the “Administration Agreement”), with GARS Administrator. Under the Administration Agreement, the GARS Administrator provides the Company with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities and such other services as the GARS Administrator, subject to review by the Board, from time to time determines to be necessary or useful to perform its obligations under the Administration Agreement. The GARS Administrator is responsible for the financial and other records that the Company is required to maintain and prepares reports to stockholders, and reports and other materials filed with the SEC. The GARS Administrator provides on the Company’s behalf significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance. No managerial assistance was provided to any portfolio companies during the years ended December 31, 2019 and 2018.

In addition, the GARS Administrator assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns, and the printing and dissemination of reports to stockholders of the Company, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company reimburses the GARS Administrator for the costs and expenses incurred by the GARS Administrator in performing its obligations and providing personnel and facilities as described.

Administrator charges for the years ended December 31, 2019, 2018 and 2017 were $1.4 million, $1.3 million, and $1.2 million, respectively. No charges were waived by the GARS Administrator for the years ended December 31, 2019, 2018 and 2017. No administration fees were payable to the GARS Administrator as of December 31, 2019 and 2018.

Directors’ Fees

The Company’s independent directors each receive an annual fee of $75,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person committee meeting.

In addition, the chairman of the audit committee receives an annual fee of $10,000, the chairman of the valuation committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services in these capacities (all such fees and reimbursements collectively, “Directors’ Fees”). No compensation is paid to directors who are not independent of the Company and the Investment Adviser.

Independent directors earned $0.3 million for each of the years ended December 31, 2019, 2018 and 2017, respectively. No Directors’ Fees were payable as of December 31, 2019 and 2018.

Affiliated Stockholders

As of both December 31, 2019 and 2018, Garrison Capital Fairchild I Ltd., Garrison Capital Fairchild II Ltd. and Garrison Capital Adviser Holdings MM LLC owned an aggregate of 789,910, or 4.9%, of the total outstanding shares of GARS common stock. As of December 31, 2019, the officers and directors of the Company owned an aggregate of approximately 299,000, or 1.9%, of the total outstanding shares of GARS common stock. As of December 31, 2018, the officers and directors of the Company owned an aggregate of approximately 238,500, or 1.5%, of the total outstanding shares of GARS common stock

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

5. Related Party Transactions and Other Agreements – (continued)

Other Agreements

Garrison Loan Agency Services LLC acts as the administrative and collateral agent for certain loans held by the Company. No fees were paid by the Company to Garrison Loan Agency Services LLC during the years ended December 31, 2019 and 2018.

The Company may invest alongside other clients of the Investment Manager and its affiliates in certain circumstances where doing so is consistent with applicable law, SEC staff interpretations and the terms of our exemptive relief.

For certain expenses, the GARS Administrator facilitates payments by GARS to third parties through the Investment Adviser or other affiliate. Other than the amount of expenses paid to third parties and fees payable under the Investment Advisory Agreement, no additional charges or fees are assessed by the GARS Administrator, the Investment Adviser or other affiliates.

GARS entered into a custody agreement with Deutsche Bank Trust Company Americas to act as custodian for GARS. The Custodian is also the trustee of the 2018-2 CLO and is the custodian for Garrison SBIC.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

6. Financial Highlights

The following table represents financial highlights for the Company for the years ended December 31, 2019, 2018 and 2017.

	Year Ended
Per share data ($ in thousands, except share and per share amounts)	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value per common share at beginning of period	$10.52	$11.69	$12.42
Decrease in net assets from operations:
Net investment income	0.79	1.01	1.07
Net realized loss on investments	(1.78)	(0.02)	(1.59)
Net unrealized (loss)/gain on investments	(0.15)	(0.95)	0.91
Net loss on extinguishment of debt	(0.03)	(0.14)	—

Net decrease in net assets resulting from operations	(1.17)	(0.10)	0.39
Total stockholder distributions from net investment income	(0.84)	(1.07)	(1.12)

Net asset value per common share at end of period	$8.51	$10.52	$11.69

Per share market value at beginning of period	$6.43	$8.11	$9.35
Per share market value at end of period	$5.82	$6.43	$8.11
Total book return(1)	(11.12)%	(0.86)%	3.14%
Total market return(2)	2.25%	(9.10)%	(1.41)%
Common shares outstanding at beginning of period	16,049,352	16,049,352	16,049,352
Common shares outstanding at end of period	16,049,352	16,049,352	16,049,352
Weighted average common shares outstanding	16,049,352	16,049,352	16,049,352
Net assets at beginning of period	$168,912	$187,658	$199,408
Net assets at end of period	$136,553	$168,912	$187,658
Average net assets(3)	$158,259	$182,611	$192,419
Ratio of net expenses to average net assets(4)	17.12%	12.37%	10.08%
Ratio of net investment income to average net assets(4)	7.98%	8.87%	8.95%
Ratio of portfolio turnover to average investments at fair value(5)	26.16%	53.64%	34.98%
Asset coverage ratio(6)	150.43%	167.10%	200.51%
Average outstanding debt(7)	$332,110	$252,064	$205,577
Average debt per common share	$20.69	$15.71	$12.81

(1)

Total book return equals the net increase of ending net asset value from operations plus the effect of repurchases of common stock over the net asset value per common share at the beginning of the period.

(2)	Based upon the change in market price per share during the period and takes into account distributions, if any, reinvested in accordance with our dividend reinvestment plan.
(3)	Calculated utilizing monthly net assets.
(4)

During the year ended December 31, 2019, $0.3 million of incentive fees were irrevocably waived by the Investment Adviser. Had these incentive fees not been waived, the ratio of net investment income to average net assets and the ratio of net expenses to average net assets would have been 7.82% and 17.28%, respectively. During the year ended December 31, 2019, $0.3 million of income-based incentive fees were capped as a result of the Incentive Fee Cap and Deferral Mechanism. Had these incentive fees been earned, the ratio of net investment income to average net assets and the ratio of net expenses to average net assets would have been 7.81% and 17.28%, respectively. Had both the $0.3 million of irrevocably waived fees and $0.3 million of capped incentive fees been earned, the ratio of net investment income to average net assets and the ratio of net expenses to average net assets would have been 7.65% and 17.45%, respectively.

(5)	Calculated based on monthly average investments at fair value.
(6)

Effective as of August 15, 2018, in accordance with the 1940 Act, the Company is currently allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. Prior to August 15, 2018, the Company was allowed to borrow amounts such that its asset coverage was at least 200% after such borrowing. Based on the exemptive relief received from the SEC in 2015, Garrison SBIC’s SBA guaranteed debentures are excluded from the Company’s asset coverage test calculation.

(7)	Calculated based on monthly average debt outstanding.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

7. Income Taxes

As discussed in Note 1, for tax purposes, GARS has elected to be treated as a RIC under Subchapter M of the Code and intends to qualify each taxable year for such treatment. In addition, GF 2018-2, GF 2016-2, certain GARS Equity Holdings Entities, Garrison Capital PL Holdings LLC, Walnut Hill II LLC and Forest Park II LLC are disregarded entities for tax purposes. GLC Trust 2013-2 was a grantor trust for U.S. taxable income purposes, whereby the income reverts to GARS, and accordingly, no provision for federal income tax was made in the consolidated financial statements for the years ended December 31, 2019 and 2018.

Each taxable year, GARS intends to comply with all RIC qualification provisions contained in the Code including certain source-of-income and asset diversification requirements, as well as distribution requirements to our stockholders equal to at least 90% of “investment company taxable income”. “Investment company taxable income” is generally defined as net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses. As a RIC, GARS generally does not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders in a timely manner.

However, GARS is subject to U.S. federal income taxes at regular corporate tax rates on any net ordinary income or net capital gain not distributed to its stockholders assuming at least 90% of its investment company taxable income is distributed timely.

Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions, and distribute such taxable income in the next tax year. The Company would then pay a 4% excise tax on such taxable income, as required. To the extent that the Company determines that its estimated current year annual taxable income, determined on a calendar basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

For the years ended December 31, 2019 and 2018, no U.S. federal excise tax was recorded. For the year ended December 31, 2017, $0.1 million of U.S. federal excise tax was recorded.

In addition, GARS has certain wholly owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds a portion of one or more of our portfolio investments. The Taxable Subsidiaries are consolidated for financial reporting purposes in accordance with U.S. GAAP, so that our consolidated financial statements reflect our investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is, among other things, to permit GARS to hold certain interests in portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90.0% of the RIC’s gross income for federal income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of investment income, it could jeopardize GARS ability to qualify as a RIC and therefore cause GARS to incur significant amounts of corporate-level U.S. federal income taxes. Where interests in LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, however, the income from such interests is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping GARS preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for U.S. federal income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

7. Income Taxes – (continued)

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts determined in accordance with U.S. GAAP and those differences could be material. These book-to-tax differences are either temporary or permanent in nature. Reclassifications due to permanent differences have no impact on net assets. The below were reclassifications made due to permanent differences for the tax years ended December 31, 2019 and 2018:

($ in thousands)	December 31, 2019	December 31, 2018
Accumulated net investment loss	$(479)	$(2,204)
Accumulated net realized gain on investments	479	2,204
Paid-in capital	—	—

The permanent book-to-tax differences primarily arise due to the tax classification of dividend distributions, tax basis differences on realized investments, tax characterization of certain realized losses, tax characteristics of certain expenses incurred, and the accrual of nondeductible U.S. federal excise tax.

Taxable income differs from the net increase/(decrease) in net assets resulting from operations primarily due to the exclusion of unrealized gain/(loss) on investments from taxable income until they are realized, book-to-tax differences on the treatment of deferred financing costs, book-to-tax temporary differences on taxable income inclusions of investment income earned on certain securities that was accrued for tax but not for U.S. GAAP, tax basis differences on realized investments, and book-to-tax temporary differences related to net capital loss carryforwards and utilization of net capital gain/(loss) carryforwards from prior years.

The following table reconciles net increase in net assets resulting from operations to taxable income for the tax years ended December 31, 2019, 2018 and 2017:

($ in thousands)	December 31, 2019	December 31, 2018	December 31, 2017
Net increase/(decrease) in net assets resulting from operations	$(18,879)	$(1,573)	$6,227
Net change in unrealized (gain)/loss on investments	2,476	15,274	(14,388)
Net capital loss carryforward	17,346	287	25,256
Permanent book-to-tax differences	—	—	24
Temporary book-to-tax differences	11,957	18	189

Taxable income before deductions for distribution	$12,900	$14,006	$17,308

As of December 31, 2019 and 2018 the accumulated earnings/(deficit) on a tax basis is:

($ in thousands)	December 31, 2019	December 31, 2018
Undistributed ordinary income	$(209)	$1,121
Accumulated capital losses	(93,663)	(65,108)
Unrealized losses on investments	(30,734)	(16,185)

Total accumulated deficit	$(124,606)	$(80,172)

The tax character of all distributions paid for the years ended December 31, 2019 and 2018 were classified as ordinary income.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

7. Income Taxes – (continued)

As of December 31, 2019 and 2018, the components of accumulated losses on a tax basis, as detailed below, differ from the amounts reflected per our consolidated statement of assets and liabilities by temporary book-to-tax differences arising from book-to-tax differences related to the treatment of deferred financing costs and book-to-tax differences on taxable income inclusions of investment income earned on certain securities that was accrued for tax but not for U.S. GAAP.

($ in thousands)	December 31, 2019	December 31, 2018
Other temporary differences	$(12,016)	$57
Unrealized loss from investments (GAAP)	(18,718)	(16,242)

Total components of unrealized losses on investments (tax basis)	$(30,734)	$(16,185)

As of December 31, 2019, the federal income tax basis of investments was $437.6 million, and the aggregate gross unrealized gains and gross unrealized losses were $4.5 million and $35.2 million, respectively which resulted in a net unrealized loss of $30.7 million for the year ended December 31, 2019. As of December 31, 2018, the federal income tax basis of investments was $470.2 million, and the aggregate gross unrealized gains and gross unrealized losses were $4.3 million and $20.5 million, respectively which resulted in a net unrealized loss of $16.2 million for the year ended December 31, 2018.

We are required to determine whether our tax position is more likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in the recording of a tax liability that could negatively impact our net assets.

U.S. GAAP provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.

We have concluded that it was not necessary to record a liability for any such tax positions as of December 31, 2019 and 2018. However, our conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including ongoing analyses of, and changes to, tax laws, regulations and interpretations thereof.

Our activities for the taxable years ending December 31, 2019, 2018 and 2017 remain subject to examination by U.S. federal, state, and local tax authorities. No interest expense or penalties have been assessed as of December 31, 2019 and 2018.

If we were required to recognize interest and penalties, if any, related to unrecognized tax benefit this would be recognized as income tax expense in the consolidated statement of operations.

We had net long term capital loss carryforwards of $16.3 million, $0.3 million and $25.3 million as of December 31, 2019, 2018 and 2017, respectively.

8. Earnings per share

The following table sets forth the computation of the net increase in net assets per share resulting from operations, pursuant to FASB ASC Topic 260, Earnings per Share, for the years ended December 31, 2019, 2018 and 2017:

	Year Ended
($ in thousands, except per share data)	December 31, 2019	December 31, 2018	December 31, 2017
Net (decrease)/increase in net assets resulting from operations	$(18,879)	$(1,573)	$6,227
Basic weighted average common shares outstanding	16,049,352	16,049,352	16,049,352
Basic (loss)/earnings per share	$(1.17)	$(0.10)	$0.39

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

9. Stockholders’ Equity

Distributions

The Company’s dividends and distributions are recorded on the ex-dividend date. The following table reflects the cash distributions declared on common stock for the fiscal years ended December 31, 2019 and 2018.

Record Dates ($ in thousands except per share data)	Date Declared	Payment Date	Distribution Declared	Distribution Declared per Share
Year Ended December 31, 2019
December 6, 2019	October 30, 2019	December 20, 2019	$2,407	$0.15
September 6, 2019	July 30, 2019	September 20, 2019	3,691	0.23
June 7, 2019	April 30, 2019	June 21, 2019	3,691	0.23
March 22, 2019	March 5, 2019	March 29, 2019	3,691	0.23

			$13,480	$0.84

Record Dates ($ in thousands except per share data)	Date Declared	Payment Date	Distribution Declared	Distribution Declared per Share
Year Ended December 31, 2018
December 7, 2018	October 30, 2018	December 21, 2018	$3,691	$0.23
September 7, 2018	July 31, 2018	September 21, 2018	4,494	0.28
June 8, 2018	May 1, 2018	June 22, 2018	4,494	0.28
March 23, 2018	February 28, 2018	March 29, 2018	4,494	0.28

			$17,173	$1.07

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with U.S. GAAP.

Dividend Reinvestment Plan

The Company adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the Board declares a cash dividend or other distribution, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, which may be newly issued shares or shares acquired by American Stock Transfer & Trust Company, LLC (“AST”), the transfer and dividend paying agent and registrar to GARS, through open-market purchases, rather than receiving the cash distribution. As of December 31, 2019 and 2018, no new shares were issued pursuant to the dividend reinvestment plan.

No action is required on the part of a registered stockholder to have its cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying AST in writing so that such notice is received by AST no later than the record date for distributions to stockholders.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

10. Commitments and Contingencies

The Company had outstanding commitments to fund investments totaling $2.1 million and $7.6 million under various undrawn revolvers and other credit facilities as of December 31, 2019 and 2018, respectively.

In the ordinary course of business, the Company may be named as a defendant or a plaintiff in various lawsuits and other legal proceedings. Such proceedings include actions brought against the Company and others with respect to transactions to which the Company may have been a party. The outcomes of such lawsuits are uncertain and, based on these lawsuits, the values of the investments to which they relate could decrease. Management does not believe that as a result of litigation there would be any material impact on the consolidated financial condition of the Company. The Company has had no outstanding litigation proceedings brought against it since the initial public offering on April 2, 2013.

In the normal course of business, the Company enters into certain contracts that provide a variety of indemnifications. The Company’s maximum exposure under these indemnifications is unknown. However, no liabilities have arisen under these indemnifications in the past and, while there can be no assurances in this regard, there is no expectation that any will occur in the future. Therefore, the Company does not consider it necessary to record a liability for any indemnifications under U.S. GAAP.

11. Transactions with Control/Affiliate and Non-Control/Affiliate Investments

As required by the 1940 Act, investments are classified by level of control. “Control Investments” are those investments that we have been deemed to control as defined in the 1940 Act. According to the 1940 Act, control is defined as having an ownership interest of more than 25% of a company’s voting securities. “Affiliate Investments”, according to the 1940 Act, are those investments in affiliate companies that are not Control Investments, but are investments that we have an ownership interest of 5% or more of a company’s voting securities. “Non-Control/Non-Affiliate Investments” are those investments that are neither Control Investments nor Affiliate Investments. Please refer the our consolidated schedule of investments for the disaggregated list of our investments including the type / classification of the investment, the principal and cost amounts, details of the investment’s interest rate and the maturity date.

11. Transactions with Non-control/Affiliate Investments – (continued)

The following tables show the Control/Affiliate and Non-Control/Affiliate activity for the year ended December 31, 2019:

	Year Ended December 31, 2019
Portfolio Company ($ in thousands)	Fair value as of December 31, 2018	Purchases (cost)	Sales (cost)	Transfer in/ (out) (cost)	Net unrealized losses	Fair value as of December 31, 2019	Net realized losses	Interest and fee income	Dividend income
Control/affiliate investments
GIG Co Holdings LLC (fka Confluence Outdoors, LLC)	$—	$11,209	$—	$—	$—	$—	$(11,209)	$—	$—

Total control/affiliate investments	$—	$11,209	$—	$—	$—	$—	$(11,209)	$—	$—

	Year Ended December 31, 2019
Portfolio Company ($ in thousands)	Fair value as of December 31, 2018	Purchases (cost)	Sales (cost)	Transfer in/ (out) (cost)	Net unrealized losses	Fair value as of December 31, 2019	Net realized losses	Interest and fee income	Dividend income
Non-control/affiliate investments
Cochon – MWS Holdings LLC (fka Rooster Energy Ltd.)	$1,630	$—	$(52)	$—	$(106)	$1,472	$—	$—	$—

Total non-control/affiliate investments	$1,630	$—	$(52)	$—	$(106)	$1,472	$—	$—	$—

The following table shows the Non-Control/Affiliate activity for the year ended December 31, 2018. There was no Control/Affiliate activity for the year ended December 31, 2018:

	Year Ended December 31, 2018
Portfolio Company ($ in thousands)	Fair value as of December 31, 2017	Purchases (cost)	Sales (cost)	Transfer in/ (out) (cost)	Net unrealized losses	Fair value as of December 31, 2018	Net realized losses	Interest and fee income	Dividend income(1)
Non-control/affiliate investments
Cochon – MWS Holdings LLC (fka Rooster Energy Ltd.)	$—	$4,112	$(396)	$—	$(2,086)	$1,630	$—	$—	$98

Total non-control/affiliate investments	$—	$4,112	$(396)	$—	$(2,086)	$1,630	$—	$—	$98

(1)	Dividend income is recorded and classified as other income and included in investment income on the consolidated statement of operations.

12. Subsequent Events

There have been no events since December 31, 2019 that require recognition or disclosure in the consolidated financial statements.

See accompanying notes to consolidated financial statements.

13. Selected Quarterly Financial Data (Unaudited)

($ in thousands, except per share amounts)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Total investment income	$9,073	$9,713	$10,704	$10,229
Total expenses	6,587	6,290	7,230	6,982

Net investment income	2,486	3,423	3,474	3,247
Net realized and unrealized loss on investments	(8,211)	(19,889)	(2,081)	(837)
Net loss on extinguishment of debt	(491)	—	—	—

Net (decrease)/increase in net assets resulting from operations	(6,216)	(16,466)	1,393	2,410

Net investment income per share	0.16	0.21	0.22	0.20
Net realized and unrealized loss on investments per share	(0.51)	(1.24)	(0.13)	(0.05)
Net loss on extinguishment of debt per share	(0.03)	—	—	—

Basic (loss)/earnings per share	(0.38)	(1.03)	0.09	0.15
Dividends and distributions declared per common share	0.15	0.23	0.23	0.23
Net asset value per share	8.51	9.04	10.30	10.44

($ in thousands, except per share amounts)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Total investment income	$9,561	$9,312	$9,688	$10,221
Total expenses	6,401	5,578	5,304	5,307

Net investment income	3,160	3,734	4,384	4,914
Net realized and unrealized loss on investments	(8,873)	(2,245)	(1,540)	(2,889)
Net loss on extinguishment of debt	(2,218)	—	—	—

Net (decrease)/increase in net assets resulting from operations	(7,931)	1,489	2,844	2,025

Net investment income per share	0.20	0.23	0.27	0.31
Net realized and unrealized loss on investments per share	(0.56)	(0.14)	(0.09)	(0.18)
Net loss on extinguishment of debt per share	(0.14)	—	—	—

Basic (loss)/earnings per share	(0.50)	0.09	0.18	0.13
Dividends and distributions declared per common share	0.23	0.28	0.28	0.28
Net asset value per share	10.52	11.25	11.44	11.54

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Statements of Financial Condition

($ in thousands, except share and per share amounts)

Part I. Financial Information

Item 1. Financial Statements

	June 30, 2020	December 31, 2019
	(unaudited)
Assets
Cash	$8,531	$1,251
Restricted cash	7,955	39,056
Due from counterparties	219	1,413
Investments, at fair value
Non-control/non-affiliate investments (amortized cost of $380,164 and $433,940, respectively)	348,024	417,401
Non-control/affiliate investments (amortized cost of $3,623 and $3,663, respectively)	741	1,472
Accrued interest receivable	2,172	2,887
Other assets	646	969

Total assets	$368,288	$464,449

Liabilities
Due to counterparties	$—	$9,413
Debt (Note 4)	266,211	313,750
Management fee payable (Note 5)	143	1,516
Administrator fee payable (Note 5)	—	—
Accrued interest payable	732	1,734
Accrued expenses and other payables	575	1,483

Total liabilities	$267,661	$327,896

Commitments and contingencies (Note 9)

Net assets
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 16,758,779 shares issued and 16,049,352 shares outstanding as of both June 30, 2020 and December 31, 2019	$17	$17
Paid-in-capital in excess of par	249,124	249,124
Total distributable earnings/(loss)	(148,514)	(112,588)

Total net assets	100,627	136,553

Total liabilities and net assets	$368,288	$464,449

Shares of common stock outstanding	16,049,352	16,049,352

Net asset value per share	$6.27	$8.51

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments

June 30, 2020 (unaudited)

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Equity Investments
Aerospace and Defense
New Constellis Borrower LLC, Common Stock*	N/A	N/A	N/A	N/A	30,342	$1,035	$—	—%

						1,035	—	—
Building Products
Valterra Products Holdings, LLC, Class A LLC Units	N/A	N/A	N/A	N/A	185,847	186	1,124	1.12
Valterra Products Holdings, LLC, Class B LLC Units	N/A	N/A	N/A	N/A	20,650	21	125	0.12

						207	1,249	1.24
Commercial Services and Supplies
Faraday Holdings, LLC, LLC Units	N/A	N/A	N/A	N/A	2,752	140	628	0.62

						140	628	0.62
Diversified Financial Services
Prosper Marketplace Inc., Series B Preferred Stock(1)(2)	N/A	N/A	N/A	N/A	912,865	551	320	0.32

						551	320	0.32
Diversified Telecommunication Services
Fusion Connect, Inc., Common Stock*	N/A	N/A	N/A	N/A	121,871	2,602	2,147	2.13

						2,602	2,147	2.13
Healthcare Equipment and Services
Juniper TGX Investment Partners, LLC, LLC Units	N/A	N/A	N/A	N/A	3,146	671	1,945	1.93

						671	1,945	1.93
Household Products and Durables
Oneida Group Inc., Common Stock	N/A	N/A	N/A	N/A	1,085,565	4,160	795	0.79

						4,160	795	0.79
Internet Software and Services
Emtec Global Services Holdings, LLC, Preferred Stock	N/A	N/A	N/A	N/A	319,357	—	—	—

						—	—	—
Total Equity Investments						$9,366	$7,084	7.03%

Debt Investments
Aerospace and Defense
McNally Industries, LLC, Term Loan	1.50%	5.75%	7.25%	8/9/2024	6,822	$6,739	$6,754	6.71%
McNally Industries, LLC, Delayed Draw Term Loan	1.50%	5.75%	7.25%	8/9/2024	50	49	49	0.05
McNally Industries, LLC, Revolver	1.50%	5.75%	7.25%	8/9/2024	44	44	43	0.04
New Constellis Borrower LLC, Term Loan*(5)	1.00%	11.00%	12.00%	3/27/2025	481	481	78	0.08
Novetta Solutions LLC, Term Loan*	1.00%	5.00%	6.00%	10/17/2022	1,954	1,929	1,898	1.89
Peraton Corp. (fka MHVC Acquisition Corp.), Initial Term Loan (First Lien)*	1.00%	5.25%	6.25%	4/29/2024	1,309	1,306	1,247	1.24

						10,548	10,069	8.59

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

June 30, 2020 (unaudited)

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Air Freight and Logistics
Gruden Acquisition, Inc., Term Loan (First Lien)*	1.00%	5.50%	6.50%	8/18/2022	2,427	$2,414	$2,239	2.23%
Kane is Able, Inc., Term Loan*	1.50%	7.00%	8.50%	3/13/2024	6,463	6,358	6,398	6.36

						8,772	8,637	8.59
Auto Components
Challenge Mfg. Company, LLC, Term Loan B*	1.00%	8.50%	9.50%	4/20/2022	7,244	7,211	7,099	7.06
GC EOS Buyer, Inc., Initial Term Loan (First Lien)*	1.08%	4.50%	5.58%	8/1/2025	3,439	3,432	2,925	2.91
Holley Purchaser, Inc., Term Loan*	0.76%	5.00%	5.76%	10/24/2025	6,521	6,442	5,314	5.28
Shipston Equity Holdings, LLC, Term Loan*(3)(4)	1.44%	10.28%	11.72% PIK	9/28/2023	6,368	6,330	6,050	6.01
Winter Park Intermediate, Inc., Initial Term Loan (First Lien)*	0.71%	4.75%	5.46%	4/4/2025	2,611	2,590	2,354	2.34

						26,005	23,742	23.60
Building Products
CPG International LLC (fka CPG International Inc.), New Term Loan*	1.00%	3.75%	4.75%	5/5/2024	742	726	733	0.73
Global Integrated Flooring Systems Inc. (Camino Systems, Inc.), Term Loan(3)	1.44%	8.25%	4.84% Cash 4.85% PIK	2/15/2023	6,804	6,734	6,260	6.22
Janus International Group, LLC, Tranche B-2 Term Loan*	1.07%	4.50%	5.57%	2/12/2025	2,205	2,179	2,072	2.06

						9,639	9,065	9.01
Chemicals
Ascensus Specialties LLC, Term Loan (First Lien)*	0.17%	4.75%	4.92%	9/24/2026	1,712	1,705	1,670	1.66
Q Holding Company (fka Lexington Precision Corporation), Term B Loan (2019)*	1.00%	5.00%	6.00%	12/29/2023	2,391	2,381	2,080	2.07

						4,086	3,750	3.73
Commercial Services and Supplies
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), Initial Term Loan*	0.17%	4.25%	4.42%	7/10/2026	1,284	1,278	1,245	1.24
DMT Solutions Global Corporation, Initial Term Loan*	2.20%	6.00%	8.20%	7/2/2024	6,564	6,433	6,088	6.05
Interior Logic Group Inc., Initial Term Loan*	0.17%	4.00%	4.17%	5/30/2025	6,413	6,390	5,787	5.75
Staples, Inc., 2019 Refinancing New Term B-1 Loan*	0.69%	5.00%	5.69%	4/16/2026	2,970	2,946	2,562	2.55
USS Ultimate Holdings, Inc., Initial Term Loan (First Lien)*	1.00%	3.75%	4.75%	8/25/2024	1,281	1,270	1,200	1.19
VIP Cinema Holdings, Inc., Roll-Up Loan*(5)	3.25%	7.00%	10.25%	8/7/2020	593	593	34	0.03
VIP Cinema Holdings, Inc., DIP Loan*	3.25%	7.00%	10.25%	8/7/2020	197	197	176	0.17

						19,107	17,092	16.98

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

June 30, 2020 (unaudited)

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Construction and Engineering
Brand Energy & Infrastructure Services, Inc., Term Loan*	1.20%	4.25%	5.45%	6/21/2024	1,968	$1,914	$1,796	1.78%
GeoStabilization International LLC, Term Loan*	0.17%	5.25%	5.42%	12/19/2025	3,307	3,281	3,141	3.12
QualTek USA, LLC, Tranche B Term Loan*	1.00%	6.25%	7.25%	7/18/2025	5,735	5,654	5,114	5.08

						10,849	10,051	9.98
Containers and Packaging
Ball Metalpack Finco LLC, Term Loan*	0.36%	4.50%	4.86%	7/31/2025	540	538	494	0.49
Klockner Pentaplast of America, Inc., Term Loan*(1)	1.00%	4.25%	5.25%	6/30/2022	4,559	4,483	4,256	4.23

						5,021	4,750	4.72
Diversified Financial Services
Acrisure, LLC, 2017-2 Refinancing Term Loan (First Lien)*	0.18%	3.50%	3.68%	2/16/2027	1,477	1,468	1,392	1.38
AIS Holdco, LLC, Term Loan*	0.76%	5.00%	5.76%	8/15/2025	2,596	2,587	2,207	2.19
PlanMember Financial Corporation, Term Loan*(1)	3.00%	5.00%	8.00%	6/21/2024	1,069	1,061	1,059	1.05

						5,116	4,658	4.62
Diversified Telecommunication Services
Fusion Connect, Inc., 1/20 Take Back Second Out*(3)	2.00%	8.00%	3.00% Cash 7.00% PIK	7/14/2025	2,862	2,862	1,860	1.85
KORE Wireless Group Inc., Term B Loan*	0.31%	5.50%	5.81%	12/20/2024	8,136	8,075	7,485	7.44
Onvoy, LLC, Term Loan*	1.00%	4.50%	5.50%	2/12/2024	2,938	2,933	2,764	2.75
U.S. Telepacific Corp., Term Loan B*	1.07%	5.00%	6.07%	5/2/2023	7,190	7,158	5,636	5.60

						21,028	17,745	17.64
Electrical Equipment
Energy Acquisition LP, Initial Term Loan (First Lien)*	0.17%	4.25%	4.42%	6/26/2025	4,912	4,898	3,832	3.81
Luminii LLC, Revolver*	1.45%	6.25%	7.70%	4/11/2023	515	517	507	0.50
Luminii LLC, Term Loan*	1.45%	6.25%	7.70%	4/11/2023	7,171	7,123	7,071	7.03
Verifone Systems, Inc., Term Loan*	0.38%	4.00%	4.38%	8/20/2025	1,970	1,970	1,636	1.63

						14,508	13,046	12.97
Energy Equipment and Services
BJ Services, LLC, Term Loan*	1.50%	7.00%	8.50%	1/3/2023	6,362	6,322	6,311	6.27
NGS US FinCo, LLC, Term Loan*	1.00%	4.25%	5.25%	10/1/2025	2,670	2,660	2,403	2.39

						8,982	8,714	8.66
Food Products
Mother’s Market & Kitchen, Inc, Term Loan*(4)	1.25%	5.50%	6.75%	7/26/2023	7,048	6,983	6,978	6.93

						6,983	6,978	6.93

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

June 30, 2020 (unaudited)

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Healthcare Equipment and Services
AC Merger Sub, Inc. (Analogic), Term Loan*	1.00%	5.25%	6.25%	6/24/2024	3,574	$3,550	$3,520	3.50%
ActivStyle, Inc., Term Loan*	1.44%	7.50%	8.94%	7/9/2020	9,457	9,456	9,457	9.40
AG Parent Holdings, LLC, Initial Term Loan (First Lien)*	0.18%	5.00%	5.18%	7/31/2026	1,336	1,324	1,310	1.30
Community Care Health Network, LLC, Term Loan*	0.17%	4.75%	4.92%	2/18/2025	1,372	1,369	1,230	1.22
LifeScan Global Corp., Term Loan*	1.75%	6.00%	7.75%	10/1/2024	3,365	3,278	3,020	3.00
Maxor Acquisition, Inc., Revolver*	3.25%	4.50%	7.75%	11/22/2022	292	292	287	0.29
Maxor Acquisition, Inc., Term Loan*	1.00%	5.50%	6.50%	11/22/2023	8,536	8,488	8,365	8.31
SSC (Lux) Limited Sarl (Surgical Specialties), Term Loan*(1)	1.07%	5.00%	6.07%	5/6/2025	4,363	4,328	3,840	3.82
Theragenics Corporation, Term Loan*	1.00%	8.00%	9.00%	5/31/2024	8,438	8,422	8,311	8.26

						40,507	39,340	39.10
Hotels, Restaurants and Leisure
CircusTrix Holdings, LLC, Term Loan B*(3)	1.00%	5.50%	6.50% PIK	12/16/2021	6,068	6,045	4,854	4.82

						6,045	4,854	4.82
Household Products and Durables
Brown Jordan International Inc., Term Loan*	1.00%	5.00%	6.00%	1/31/2023	5,669	5,650	4,819	4.79
CR Brands, Inc., Term Loan	1.00%	11.25%	12.25%	7/31/2020	7,244	7,244	6,877	6.83
NBG Acquisition Inc., Term Loan*	1.45%	5.50%	6.95%	4/26/2024	5,564	5,520	3,458	3.44

						18,414	15,154	15.06

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

June 30, 2020 (unaudited)

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Internet Software and Services
BMC Software Finance, Inc., Initial Term Loan*	0.17%	4.25%	4.42%	10/2/2025	2,955	$2,936	$2,789	2.77%
ConvergeOne Holdings, Inc., Initial Term Loan (First Lien)*	0.70%	5.00%	5.70%	1/4/2026	2,179	2,109	1,824	1.81
Corel Corporation (Corel Inc.), Initial Term Loan (First Lien)*(1)	0.36%	5.00%	5.36%	7/2/2026	3,047	2,916	2,861	2.84
DCert Buyer, Inc., Initial Term Loan (First Lien)*	0.17%	4.00%	4.17%	10/16/2026	1,288	1,267	1,241	1.23
ECi Macola/MAX Holding, LLC, Initial Term Loan*	1.00%	4.25%	5.25%	9/27/2024	1,834	1,828	1,796	1.78
Emtec Global Services Holdings, LLC, Term Loan A	1.50%	8.50%	10.00%	8/31/2021	2,395	2,395	2,371	2.36
Emtec Global Services Holdings, LLC, Term Loan B(3)(5)	N/A	10.25% PIK	10.25% PIK	8/31/2021	1,648	1,476	1,500	1.49
Exela Intermediate LLC, 2018 Term Loan (First Lien)*(1)	1.00%	6.50%	7.50%	7/12/2023	5,492	5,443	1,444	1.44
HDC/HW Intermediate Holdings, LLC, Revolver*	1.00%	7.50%	8.50%	12/21/2023	670	660	636	0.63
HDC/HW Intermediate Holdings, LLC, Term Loan*	1.00%	7.50%	8.50%	12/21/2023	6,614	6,522	6,283	6.24
Intermedia Holdings, Inc., New Term Loan (First Lien)*	1.00%	6.00%	7.00%	7/21/2025	2,709	2,693	2,636	2.62
Ivanti Software, Inc. (fka LANDesk Group, Inc.), Term Loan (First Lien)*	1.00%	4.25%	5.25%	1/20/2024	3,644	3,629	3,476	3.45
Newscycle Solutions, Inc., Delayed Draw Term Loan*	1.43%	7.00%	8.43%	12/29/2022	730	730	708	0.70
Newscycle Solutions, Inc., Revolver*	1.00%	7.00%	8.00%	12/29/2022	685	679	665	0.66
Newscycle Solutions, Inc., Term Loan*	1.00%	7.00%	8.00%	12/29/2022	7,982	7,902	7,742	7.69
Orbit Purchaser LLC (Orion), Delayed Draw Term Loan*	1.00%	4.50%	5.50%	10/21/2024	749	744	734	0.73
Orbit Purchaser LLC (Orion), Incremental Term Loan*	1.00%	4.50%	5.50%	10/21/2024	1,548	1,536	1,517	1.51
Orbit Purchaser LLC (Orion), Term Loan*	1.00%	4.50%	5.50%	10/21/2024	2,561	2,543	2,510	2.49
Perforce Software, Inc., Term Loan (First Lien) Retired 02/03/2020*	0.17%	3.75%	3.92%	7/1/2026	2,659	2,648	2,551	2.54
Quest Software US Holdings Inc., Term Loan*	0.76%	4.25%	5.01%	5/16/2025	2,243	2,230	2,148	2.13
RA Outdoors LLC (Active Network), Term Loan*	1.00%	4.75%	5.75%	9/11/2024	7,244	7,198	7,099	7.06
Travelport Finance (Luxembourg) S.Ã r.l., Term Loan*(1)(5)	1.07%	5.00%	6.07%	5/29/2026	2,628	2,585	1,719	1.71
Vero Parent, Inc. (Sahara Parent, Inc.), Initial Term Loan (First Lien)*	0.36%	6.25%	6.61%	8/16/2024	4,804	4,758	4,403	4.38

						67,427	60,653	60.26

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

June 30, 2020 (unaudited)

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Leisure Products
Bass Pro Group, LLC, Initial Term Loan*	1.07%	5.00%	6.07%	9/25/2024	7,065	$7,037	$6,780	6.74%
Playpower, Inc., Initial Term Loan*	0.31%	5.50%	5.81%	5/8/2026	5,159	5,116	4,514	4.49

						12,153	11,294	11.23
Media
Project Sunshine IV Pty Ltd, 2017 Incremental Term Loan*(1)	1.00%	7.00%	8.00%	8/22/2022	383	380	344	0.34

						380	344	0.34
Metals and Mining
Alchemy US Holdco 1, LLC (Kymera), Initial Term Loan*	0.18%	5.50%	5.68%	10/10/2025	2,122	2,098	1,979	1.97

						2,098	1,979	1.97
Pharmaceuticals
RiteDose Holdings I, Inc., Term Loan*	1.43%	6.50%	7.93%	9/13/2023	7,856	7,793	7,699	7.65

						7,793	7,699	7.65
Professional Services
Cure Borrower, LLC (fka Signify Health, LLC) (fka Chloe Ox Parent, LLC), Initial Term Loan*	1.00%	4.50%	5.50%	12/23/2024	1,847	1,835	1,705	1.69
Institutional Shareholder Services Inc., Initial Term Loan (First Lien)*	1.07%	4.50%	5.57%	3/5/2026	4,794	4,755	4,650	4.62

						6,590	6,355	6.31
Retail
Sundance Holdings Group, LLC, Term Loan*(4)	1.00%	6.41%	7.41%	5/1/2024	6,717	6,670	6,549	6.51

						6,670	6,549	6.51
Technology Hardware, Storage and Peripherals
Electronics For Imaging, Inc., Initial Term Loan (First Lien)*	1.45%	5.00%	6.45%	7/23/2026	2,193	2,099	1,710	1.70
Elo Touch Solutions, Inc., Term B Loan (First Lien)*	0.18%	6.50%	6.68%	12/15/2025	2,861	2,750	2,682	2.67

						4,849	4,392	4.37

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

June 30, 2020 (unaudited)

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Textiles, Apparel and Luxury Goods
Centric Brands Inc., Term Loan (First Lien)*(1)(3)(4)	1.50%	8.00%	9.50% PIK	10/30/2023	7,659	$7,582	$7,276	7.23%
Centric Brands Inc., DIP Loan*(1)(4)	1.00%	6.50%	7.50%	5/18/2021	532	532	532	0.53
Champ Acquisition Corp., Initial Term Loan (First Lien)*(4)	1.07%	5.50%	6.57%	12/19/2025	3,032	2,961	2,859	2.84
Keeco Holdings, LLC, Term Loan*(3)	1.75%	8.50%	9.50% Cash 0.75% PIK	3/15/2024	5,680	5,626	5,339	5.31
Triangle Home Fashions, LLC, Term Loan*(4)	1.00%	6.76%	7.76%	3/9/2023	10,500	10,401	10,448	10.38

						27,102	26,454	26.29
Trading Companies and Distributors
Cook & Boardman Group, LLC, The, Initial Term Loan*	1.00%	5.75%	6.75%	10/17/2025	3,649	3,621	3,293	3.27
LJ Ruby Holdings, LLC, Initial Term Loan (First Lien)*(1)	0.31%	5.00%	5.31%	8/26/2026	3,055	3,002	2,536	2.52

						6,623	5,829	5.79
Transportation Services
Airxcel, Inc., Term Loan*	0.24%	4.50%	4.74%	4/28/2025	980	978	875	0.87
PS Holdco, LLC, Term Loan*	1.00%	4.75%	5.75%	3/13/2025	7,371	7,348	6,707	6.67
Sirva Worldwide, Initial Term Loan (First Lien)*	0.31%	5.50%	5.81%	8/4/2025	5,232	5,184	4,185	4.16

						13,510	11,767	11.70
Total Debt Investments						$370,805	$340,960	332.13%

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

June 30, 2020 (unaudited)

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Unfunded Commitments
Aerospace and Defense
McNally Industries, LLC, Revolver	N/A	0.50%	0.50%	8/9/2024	6	$—	$—	—%

						—	—	—
Building Products
Global Integrated Flooring Systems Inc. (Camino Systems, Inc.), Revolver	N/A	0.75%	0.75%	2/15/2023	43	—	—	—

						—	—	—
Healthcare Equipment and Services
AC Merger Sub, Inc. (Analogic), Revolver*(6)	N/A	0.50%	0.50%	6/22/2023	202	—	(3)	—
Maxor Acquisition, Inc., Revolver*(6)	N/A	0.50%	0.50%	11/22/2022	293	(3)	(6)	(0.01)

						(3)	(9)	(0.01)
Pharmaceuticals
RiteDose Holdings I, Inc., Revolver*(6)	N/A	0.50%	0.50%	9/13/2023	537	(4)	(11)	(0.01)

						(4)	(11)	(0.01)
Textiles, Apparel and Luxury Goods
Centric Brands Inc., DIP Loan*(1)(6)	N/A	2.00%	2.00%	5/18/2021	537	—	—	—

						—	—	—
Total Unfunded Commitments						$(7)	$(20)	(0.02)%

Total Non-Control/Non-Affiliate Investments						$380,164	$348,024	339.14%

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Affiliate Investments
Common Equity
Oil, Gas and Consumable Fuels
Cochon – MWS Holdings LLC (fka Rooster Energy Ltd.), LLC Units	N/A	N/A	N/A	N/A	99	$3,623	$741	0.74%

						3,623	741	0.74
Total Common Equity						$3,623	$741	0.74%

Total Non-Control/Affiliate Investments						$3,623	$741	0.74%

Total Investments						$383,787	$348,765	339.88%

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

June 30, 2020 (unaudited)

($ in thousands, except share amounts)

*	Denotes that all or a portion of the investment is held as collateral by Garrison Funding 2018-2 Ltd.

Base Rate = Our floating rate investments bear interest at a base rate plus a spread. Generally, the borrower has an option to choose whether the base rate is referenced to the London Interbank Offered Rate (“LIBOR”) or the prime rate. The spread may change as a result of the borrower’s choice of base rate. In addition, the floating rate investments that are referenced to LIBOR are generally indexed to 30-day or 90-day U.S. Dollar LIBOR and subject to a minimum LIBOR floor. The terms disclosed in the consolidated schedule of investments represent the actual base rate and spread in effect as of the reporting date.

All securities above were valued with significant unobservable inputs. Refer to Note 3 of our consolidated financial statements for additional disclosures regarding the unobservable inputs used in fair value measurement.

(1)

Not a qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, Garrison Capital Inc. (the “Company”) may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of June 30, 2020, 92.9% of the Company’s assets were qualifying assets.

(2)

Held through Garrison Capital Equity Holdings II LLC and net of non-controlling member’s interest of 17.5% pursuant to the Amended and Restated Limited Liability Company Agreement of Garrison Capital Equity Holdings II LLC.

(3)	Interest is payable in cash, and/or payment-in-kind (“PIK”), or a combination thereof.
(4)

Investment is structured as a unitranche loan in which the Company holds the last out component. As a result, in addition to the interest earned on the stated base rate and spread of this investment, the Company may receive additional interest during the six months ended June 30, 2020 due to an arrangement between the Company and certain other lenders to the portfolio company. The additional interest received during the quarter has been annualized and included in the spread disclosed for this investment.

(5)	Investment is currently not income producing and placed on non-accrual status.
(6)	The negative fair value is the result of the unfunded commitments being valued below par. These amounts may or may not be funded to the borrowing party currently or in the future.

As required by the 1940 Act, investments are classified by level of control. “Control Investments” are investments in those companies that the Company is deemed to control as defined in the 1940 Act. “Affiliate Investments” are investments in those companies that are affiliated companies, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.

Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested if it owns more than 25% of the voting securities of such company. The Company is deemed to be an affiliate of a company in which it has invested if it owns 5% or more of the voting securities of such company.

All debt investments were income producing as of June 30, 2020, unless otherwise noted. Common and preferred equity investments are non income-producing unless otherwise noted.

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments

December 31, 2019

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Equity Investments
Building Products
Valterra Products Holdings, LLC, Class A LLC Units	N/A	N/A	N/A	N/A	185,847	$186	$1,125	0.82%
Valterra Products Holdings, LLC, Class B LLC Units	N/A	N/A	N/A	N/A	20,650	21	125	0.09

						207	1,250	0.91
Commercial Services and Supplies
Faraday Holdings, LLC, LLC Units	N/A	N/A	N/A	N/A	2,752	140	750	0.55

						140	750	0.55
Diversified Financial Services
Prosper Marketplace, Inc., Series B Preferred Stock(1)(2)	N/A	N/A	N/A	N/A	912,865	551	640	0.47

						551	640	0.47
Healthcare Equipment and Services
Juniper TGX Investment Partners, LLC, LLC Units	N/A	N/A	N/A	N/A	3,146	671	2,640	1.93

						671	2,640	1.93
Household Products and Durables
Oneida Group Inc., Common Stock	N/A	N/A	N/A	N/A	1,085,565	4,160	1,591	1.17

						4,160	1,591	1.17
Internet Software and Services
Emtec Global Services Holdings, LLC, Preferred Stock**	N/A	N/A	N/A	N/A	319,357	—	—	—

						—	—	—
Total Equity Investments						$5,729	$6,871	5.03%

Debt Investments
Aerospace and Defense
Constellis Holdings, LLC, Term Loan*	1.93%	5.00%	6.93%	4/22/2024	3,338	$3,297	$1,836	1.34%
McNally Industries, LLC, Delayed Draw Term Loan**	1.70%	5.75%	7.45%	8/9/2024	50	50	50	0.04
McNally Industries, LLC, Revolver**	1.70%	5.75%	7.45%	8/9/2024	6	6	6	—
McNally Industries, LLC, Term Loan**	1.70%	5.75%	7.45%	8/9/2024	6,874	6,779	6,778	4.96
Novetta Solutions, Term Loan*	1.80%	5.00%	6.80%	10/17/2022	1,964	1,933	1,926	1.41
Peraton Corp. (fka MHVC Acquisition Corp.), Initial Term Loan (First Lien)*	1.80%	5.25%	7.05%	4/29/2024	1,316	1,313	1,311	0.96

						13,378	11,907	8.71
Air Freight and Logistics
Gruden Acquisition, Inc., Term Loan (First Lien)*	1.94%	5.50%	7.44%	8/18/2022	2,440	2,424	2,437	1.78
Kane is Able, Inc., Term Loan**	1.89%	7.00%	8.89%	3/13/2024	6,504	6,389	6,385	4.68

						8,813	8,822	6.46

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2019

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Auto Components
Challenge Mfg. Company, LLC, Term Loan B*	1.80%	7.00%	8.80%	4/20/2022	7,461	$7,417	$7,461	5.46%
GC EOS Buyer, Inc., Initial Term Loan (First Lien)*	1.80%	4.50%	6.30%	8/1/2025	3,456	3,449	3,358	2.46
Holley Purchaser, Inc., Term Loan*	1.93%	5.00%	6.93%	10/24/2025	6,554	6,467	6,128	4.49
Shipston Equity Holdings, LLC, Term Loan*(4)	2.10%	8.66%	10.76%	9/28/2023	5,847	5,803	5,801	4.25
Winter Park Intermediate, Inc., Initial Term Loan (First Lien)*	1.80%	4.75%	6.55%	4/4/2025	2,625	2,601	2,581	1.89

						25,737	25,329	18.55
Building Products
CPG International LLC (fka CPG International Inc.), New Term Loan*	2.18%	3.75%	5.93%	5/5/2024	1,287	1,270	1,286	0.94
Global Integrated Flooring Systems Inc. (Camino Systems, Inc.), Term Loan**	1.70%	8.25%	9.95%	2/15/2023	6,638	6,555	6,107	4.47
Janus International Group, LLC, Tranche B-2 Term Loan*	1.80%	4.50%	6.30%	2/12/2025	2,216	2,187	2,202	1.61

						10,012	9,595	7.02
Chemicals
Ascensus Specialties LLC, Term Loan (First Lien)*	1.69%	4.75%	6.44%	9/24/2026	1,721	1,713	1,712	1.25
PeroxyChem LLC, Initial Term Loan*	2.06%	5.00%	7.06%	10/1/2024	860	856	857	0.63
Q Holding Company (fka Lexington Precision Corporation), Term B Loan (2019)*	1.80%	5.00%	6.80%	12/29/2023	2,403	2,392	2,367	1.73

						4,961	4,936	3.61
Commercial Services and Supplies
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), Delayed Draw Term Loan*	1.80%	4.25%	6.05%	7/10/2026	116	116	117	0.09
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), Initial Term Loan*	1.80%	4.25%	6.05%	7/10/2026	1,174	1,169	1,180	0.86
DMT Solutions Global Corporation, Initial Term Loan*	2.04%	7.00%	9.04%	7/2/2024	6,746	6,595	6,448	4.72
Interior Logic Group, Initial Term Loan*	1.80%	4.00%	5.80%	5/30/2025	6,445	6,420	6,123	4.48
Staples, Inc., 2019 Refinancing New Term B-1 Loan*	1.69%	5.00%	6.69%	4/16/2026	2,985	2,958	2,930	2.15
USS Ultimate Holdings, Inc., Initial Term Loan (First Lien)*	1.93%	3.75%	5.68%	8/25/2024	1,287	1,275	1,290	0.94
VIP Cinema Holdings, Inc., Initial Term Loan (First Lien)*	1.91%	8.00%	9.91%	3/1/2023	4,869	4,859	2,824	2.07

						23,392	20,912	15.31

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2019

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate		Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Construction and Engineering
Brand Energy & Infrastructure Services, Inc., Term Loan*	1.99%	4.25%	6.24%		6/21/2024	1,978	$1,917	$1,971	1.44%
GeoStabilization International, Term Loan*	1.80%	5.25%	7.05%		12/19/2025	3,323	3,295	3,307	2.42
QualTek USA, LLC, Term Loan*	1.93%	6.25%	8.18%		7/18/2025	5,810	5,720	5,658	4.14

							10,932	10,936	8.00
Containers and Packaging
Ball Metalpack Finco LLC, Term Loan*	1.91%	4.50%	6.41%		7/31/2025	543	541	477	0.35
Klockner Pentaplast of America, Inc., Term Loan*(1)	1.93%	4.25%	6.18%		6/30/2022	4,583	4,487	4,115	3.01

							5,028	4,592	3.36
Diversified Financial Services
Acrisure, LLC, Term Loan*	1.94%	4.25%	6.19%		11/22/2023	1,481	1,472	1,483	1.09
AIS Holdco, LLC, Term Loan*	1.93%	5.00%	6.93%		8/15/2025	2,630	2,620	2,499	1.83
AqGen Ascensus, Inc. (fka JCF Ascensus Holdings, Inc.), Replacement Term Loan (First Lien)*	1.94%	4.00%	5.94%		12/5/2022	429	427	429	0.31
PlanMember Financial Corporation, Term Loan*(1)	3.00%	5.00%	8.00%		6/21/2024	1,083	1,073	1,083	0.79

							5,592	5,494	4.02
Diversified Telecommunication Services
Fusion Connect, Inc., DIP Loan*(1)	1.71%	10.00%	11.71%		1/14/2020	679	691	679	0.50
Fusion Connect, Inc., Tranche B Term Loan (First Lien)*(1)(3)(5)	4.75%	6.50%	11.25	% PIK	5/4/2023	8,091	7,410	5,414	3.96
KORE Wireless Group Inc., Term B Loan*	1.94%	5.50%	7.44%		12/20/2024	8,177	8,110	8,096	5.93
Onvoy, LLC, Term Loan*	1.80%	4.50%	6.30%		2/12/2024	2,954	2,947	2,644	1.94
U.S. Telepacific Corp., Term Loan B*	1.94%	5.00%	6.94%		5/2/2023	7,190	7,152	6,859	5.02

							26,310	23,692	17.35
Electrical Equipment
Energy Acquisition LP, Initial Term Loan (First Lien)*	1.94%	4.25%	6.19%		6/26/2025	4,937	4,922	4,542	3.33
Luminii LLC, Term Loan**	2.10%	6.25%	8.35%		4/11/2023	7,208	7,166	7,164	5.25
Verifone Systems, Inc., Term Loan*	1.90%	4.00%	5.90%		8/20/2025	1,980	1,980	1,950	1.43

							14,068	13,656	10.01
Energy Equipment and Services
BJ Services, LLC, Term Loan*	2.10%	7.00%	9.10%		1/3/2023	6,530	6,480	6,478	4.74
NGS US FinCo, LLC, Term Loan*	1.80%	4.25%	6.05%		10/1/2025	2,688	2,677	2,681	1.96

							9,157	9,159	6.70
Food Products
Mother’s Market & Kitchen, Inc, Term Loan**(4)	1.80%	5.50%	7.30%		7/26/2023	7,142	7,066	6,785	4.97
Quirch Foods Holdings, LLC, Initial Term Loan*	1.90%	6.00%	7.90%		12/19/2025	4,533	4,493	4,510	3.30
US Salt, LLC, Initial Term Loan*(1)	1.80%	4.75%	6.55%		1/16/2026	1,329	1,318	1,333	0.98

							12,877	12,628	9.25

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2019

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate		Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Healthcare Equipment and Services
AC Merger Sub, Inc. (Analogic), Revolver*	1.80%	6.00%	7.80%		6/22/2023	32	$33	$31	0.02%
AC Merger Sub, Inc. (Analogic), Term Loan*	1.80%	6.00%	7.80%		6/24/2024	8,366	8,304	8,300	6.08
ActivStyle, Inc., Term Loan**	2.13%	7.50%	9.63%		7/9/2020	9,724	9,705	9,724	7.12
AG Parent Holdings, LLC, Initial Term Loan (First Lien)*	1.91%	5.00%	6.91%		7/31/2026	1,343	1,330	1,329	0.97
Azalea TopCo, Inc., Initial Term Loan (First Lien)*	1.80%	3.50%	5.30%		7/24/2026	1,288	1,267	1,294	0.95
Community Care Health Network, LLC, Term Loan*	1.80%	4.75%	6.55%		2/18/2025	1,379	1,376	1,358	0.99
LifeScan Global Corp., Term Loan*	2.06%	6.00%	8.06%		10/1/2024	3,497	3,397	3,320	2.43
Maxor Acquisition, Inc., Term Loan*	1.94%	5.50%	7.44%		11/22/2023	8,854	8,797	8,792	6.44
SSC (Lux) Limited Sarl (Surgical Specialties), Term Loan*(1)	1.80%	5.00%	6.80%		5/6/2025	4,386	4,346	4,331	3.17
Theragenics Corporation, Term Loan**	1.91%	8.00%	9.91%		5/31/2024	8,663	8,624	8,663	6.34

							47,179	47,142	34.51
Hotels, Restaurants and Leisure
Bravo Brio Restaurant Group, Inc., Term Loan*(4)	1.80%	6.67%	8.47%		5/24/2023	8,302	8,218	4,981	3.65
CircusTrix Holdings, LLC, Term Loan B*	1.80%	5.50%	7.30%		12/16/2021	5,925	5,894	5,892	4.31

							14,112	10,873	7.96
Household Products and Durables
Brown Jordan International Inc., Term Loan*	1.80%	5.00%	6.80%		1/31/2023	5,698	5,675	5,442	3.99
Comfort Holding, LLC (Innocor, Inc.), Term Loan*	1.80%	4.75%	6.55%		2/5/2024	2,954	2,874	2,934	2.15
CR Brands, Inc., Term Loan(3)	1.70%	11.25%	12.95	% PIK	1/31/2020	6,796	6,796	5,777	4.23
NBG Acquisition Inc., Term Loan*	1.94%	5.50%	7.44%		4/26/2024	5,639	5,588	4,276	3.13

							20,933	18,429	13.50

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2019

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate		Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Internet Software and Services
Aptos, Inc., Initial Term Loan (First Lien)*	2.20%	5.50%	7.70%		7/23/2025	7,736	$7,675	$7,613	5.58%
BMC Software Finance, Inc., Initial Term Loan*	1.80%	4.25%	6.05%		10/2/2025	2,970	2,949	2,933	2.15
ConvergeOne Holdings, Inc., Initial Term Loan (First Lien)*	1.80%	5.00%	6.80%		1/4/2026	2,190	2,113	2,087	1.53
Corel Corporation (Corel Inc.), Initial Term Loan (First Lien)*(1)	1.91%	5.00%	6.91%		7/2/2026	3,085	2,942	2,962	2.17
DCert Buyer, Inc., Initial Term Loan (First Lien)*	1.80%	4.00%	5.80%		10/16/2026	1,291	1,269	1,294	0.95
ECi Macola/MAX Holding, LLC, Initial Term Loan*	1.94%	4.25%	6.19%		9/27/2024	1,844	1,836	1,841	1.35
Emtec Global Services Holdings, LLC, Term Loan A**	1.80%	8.50%	10.30%		8/31/2021	2,395	2,395	2,395	1.75
Emtec Global Services Holdings, LLC, Term Loan B**(3)(5)	N/A	10.25%	10.25	% PIK	8/31/2021	1,577	1,476	1,476	1.08
Exela Intermediate LLC, 2018 Term Loan (First Lien)*(1)	1.88%	6.50%	8.38%		7/12/2023	5,642	5,584	3,103	2.27
HDC/HW Intermediate Holdings, LLC, Revolver*	1.94%	7.50%	9.44%		12/21/2023	670	659	656	0.48
HDC/HW Intermediate Holdings, LLC, Term Loan*	1.95%	9.50%	11.45%		12/21/2023	6,630	6,525	6,498	4.76
Hyland Software, Inc., 2018 Refinancing Term Loan (First Lien)*	1.80%	3.50%	5.30%		7/1/2024	1,247	1,243	1,252	0.92
Intermedia Holdings, Inc., Term Loan*	1.80%	6.00%	7.80%		7/21/2025	2,723	2,705	2,722	1.99
Ivanti Software, Inc. (fka LANDesk Group, Inc.), Term Loan (First Lien)*	1.72%	4.25%	5.97%		1/20/2024	3,662	3,645	3,657	2.68
Newscycle Solutions, Inc., Delayed Draw Term Loan*	1.69%	7.00%	8.69%		12/29/2022	761	761	751	0.55
Newscycle Solutions, Inc., Revolver*	1.80%	7.00%	8.80%		12/29/2022	603	603	595	0.44
Newscycle Solutions, Inc., Term Loan*	1.80%	7.00%	8.80%		12/29/2022	8,206	8,108	8,099	5.93
Orbit Purchaser LLC (Orion), Delayed Draw Term Loan*	1.95%	4.50%	6.45%		10/21/2024	753	747	747	0.55
Orbit Purchaser LLC (Orion), Incremental Term Loan*	1.95%	4.50%	6.45%		10/21/2024	1,556	1,542	1,542	1.13
Orbit Purchaser LLC (Orion), Term Loan*	1.95%	4.50%	6.45%		10/21/2024	2,574	2,554	2,554	1.87
Perforce Software, Inc., Term Loan (First Lien)*	1.80%	4.50%	6.30%		7/1/2026	2,672	2,660	2,671	1.96
Quest Software US Holdings Inc., Term Loan*	1.93%	4.25%	6.18%		5/16/2025	2,254	2,240	2,230	1.63
RA Outdoors LLC (Active Network), Term Loan*	1.80%	4.75%	6.55%		9/11/2024	7,299	7,248	7,246	5.31
Travelport Finance (Luxembourg) S.Ã r.l., Term Loan*(1)	1.94%	5.00%	6.94%		5/29/2026	2,641	2,594	2,462	1.80
Vero Parent, Inc. (fka Syncsort Incorporated), Initial Term Loan (First Lien)*	1.91%	6.25%	8.16%		8/16/2024	4,829	4,777	4,708	3.45

							76,850	74,094	54.28

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2019

($ in thousands, except share amounts)

Security Description	Base Rate	Spread		All In Rate		Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Leisure Products
Bass Pro Group, LLC, Initial Term Loan*	1.80%	5.00%		6.80%		9/25/2024	7,102	$7,070	$7,075	5.18%
Playpower, Inc., Initial Term Loan*	1.96%	5.50%		7.46%		5/8/2026	5,263	5,215	5,197	3.81

								12,285	12,272	8.99
Machinery
Pueblo Mechanical and Controls, LLC, Term Loan**	2.10%	6.00%		8.10%		12/21/2022	4,975	4,929	4,929	3.61

								4,929	4,929	3.61
Media
Project Sunshine IV Pty Ltd, 2017 Incremental Term Loan*(1)	1.80%	7.00%		8.80%		8/22/2022	1,179	1,170	1,173	0.86

								1,170	1,173	0.86
Metals and Mining
Alchemy US Holdco 1, LLC (Kymera), Initial Term Loan*	1.75%	5.50%		7.25%		10/10/2025	2,150	2,123	2,108	1.54

								2,123	2,108	1.54
Pharmaceuticals
Akorn, Inc., Loan*(1)(3)	1.81%	9.25	% Cash + 0.75% PIK	11.06	% Cash + 0.75% PIK	4/16/2021	2,022	2,005	1,918	1.40
RiteDose Holdings I, Inc., Term Loan*	2.10%	6.50%		8.60%		9/13/2023	7,896	7,823	7,846	5.75

								9,828	9,764	7.15
Professional Services
Guidehouse LLP, Initial Term Loan (First Lien)*	1.80%	4.50%		6.30%		5/1/2025	1,287	1,275	1,275	0.93
Institutional Shareholder Services Inc., Initial Term Loan (First Lien)*	1.94%	4.50%		6.44%		3/5/2026	4,818	4,776	4,722	3.46
Signify Health, LLC (fka Chloe Ox Parent, LLC), Term Loan*	1.94%	4.50%		6.44%		12/23/2024	1,856	1,843	1,845	1.35

								7,894	7,842	5.74
Retail
Sundance Holdings Group, LLC, Term Loan*(4)	1.91%	6.03%		7.94%		5/1/2024	6,717	6,664	6,661	4.88

								6,664	6,661	4.88
Semiconductors and Semiconductor Equipment
Ultra Clean Holdings, Inc., Term B Loan*(1)	1.80%	4.50%		6.30%		8/27/2025	2,327	2,299	2,321	1.70

								2,299	2,321	1.70
Technology Hardware, Storage and Peripherals
Electronics For Imaging, Inc., Initial Term Loan (First Lien)*	1.94%	5.00%		6.94%		7/23/2026	2,204	2,101	2,043	1.50
Elo Touch Solutions, Inc., Term B Loan (First Lien)*	1.74%	6.50%		8.24%		12/15/2025	2,882	2,760	2,850	2.09

								4,861	4,893	3.59

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2019

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Textiles, Apparel and Luxury Goods
Centric Brands Inc., Term Loan*(1)(4)	1.93%	6.00%	7.93%	10/30/2023	7,677	$7,587	$7,582	5.55%
Champ Acquisition Corp., Initial Term Loan (First Lien)*(4)	1.94%	5.50%	7.44%	12/19/2025	3,071	2,992	3,060	2.24
Keeco Holdings, LLC, Term Loan*	1.80%	7.75%	9.55%	3/15/2024	5,674	5,615	5,615	4.11
Triangle Home Fashions, LLC, Term Loan**(4)	1.80%	6.71%	8.51%	3/9/2023	10,500	10,383	10,500	7.69

						26,577	26,757	19.59
Trading Companies and Distributors
Cook & Boardman Group, LLC, The, Initial Term Loan*	1.92%	5.75%	7.67%	10/17/2025	3,668	3,637	3,484	2.55
LJ Ruby Holdings, LLC, Initial Term Loan (First Lien)*(1)	1.94%	5.00%	6.94%	8/26/2026	3,070	3,012	2,978	2.18

						6,649	6,462	4.73
Transportation Services
Airxcel, Inc., Term Loan*	1.80%	4.50%	6.30%	4/28/2025	985	983	963	0.71
PS Holdco, LLC, Term Loan*	1.80%	4.75%	6.55%	3/13/2025	7,408	7,383	6,982	5.11
Sirva Worldwide, Term Loan*	1.87%	5.50%	7.37%	8/4/2025	5,304	5,251	5,224	3.83

						13,617	13,169	9.65
Total Debt Investments						$428,227	$410,547	300.63%

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2019

($ in thousands, except share amounts)

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Unfunded Commitments
Aerospace and Defense
McNally Industries, LLC, Revolver**(6)	N/A	0.50%	0.50%	8/9/2024	44	$—	$(1)	—%

						—	(1)	—
Building Products
Global Integrated Flooring Systems Inc. (Camino Systems, Inc.), Revolver	N/A	0.75%	0.75%	2/15/2023	43	—	—	—

						—	—	—
Electrical Equipment
Luminii LLC, Revolver*(6)	N/A	0.50%	0.50%	4/11/2023	515	1	(4)	—

						1	(4)	—
Healthcare Equipment and Services
AC Merger Sub, Inc. (Analogic), Revolver*(6)	N/A	0.50%	0.50%	6/22/2023	286	—	(2)	—
Maxor Acquisition, Inc., Revolver*(6)	N/A	0.50%	0.50%	11/22/2022	585	(4)	(4)	—

						(4)	(6)	—
Internet Software and Services
Newscycle Solutions, Inc., Revolver*(6)	N/A	0.50%	0.50%	12/29/2022	82	(8)	(1)	—

						(8)	(1)	—
Pharmaceuticals
RiteDose Holdings I, Inc., Revolver*(6)	N/A	0.50%	0.50%	9/13/2023	537	(5)	(5)	—

						(5)	(5)	—
Total Unfunded Commitments						$(16)	$(17)	(0)%

Total Non-Control/Non-Affiliate Investments						$433,940	$417,401	305.66%

Security Description	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	% of Net Assets
Non-Control/Affiliate Investments
Common Equity
Oil, Gas and Consumable Fuels
Cochon – MWS Holdings LLC (fka Rooster Energy Ltd.), LLC Units	N/A	N/A	N/A	N/A	99	$3,663	$1,472	1.08%

						3,663	1,472	1.08
Total Common Equity						$3,663	$1,472	1.08%

Total Non-Control/Affiliate Investments						$3,663	$1,472	1.08%

Total Investments						$437,603	$418,873	306.74%

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2019

($ in thousands, except share amounts)

*	Denotes that all or a portion of the investment is held as collateral by Garrison Funding 2018-2 Ltd.
**	Denotes that all or a portion of the loan is held as collateral by Garrison Capital SBIC LP.

Base Rate = Our floating rate investments bear interest at a base rate plus a spread. Generally, the borrower has an option to choose whether the base rate is referenced to LIBOR or the prime rate. The spread may change as a result of the borrower’s choice of base rate. In addition, the floating rate investments that are referenced to LIBOR are generally indexed to 30-day or 90-day U.S. Dollar LIBOR and subject to a minimum LIBOR floor. The terms disclosed in the consolidated schedule of investments represent the actual base rate and spread in effect as of the reporting period date.

All securities above were valued with significant unobservable inputs. Refer to Note 3 of our consolidated financial statements for additional disclosures regarding the unobservable inputs used in fair value measurement.

(1)

Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2019, 90.9% of the Company’s assets were qualifying assets.

(2)

Held through Garrison Capital Equity Holdings II LLC and net of non-controlling member’s interest of 17.5% pursuant to the Amended and Restated Limited Liability Company Agreement of Garrison Capital Equity Holdings II LLC.

(3)	Interest is payable in cash, and/or PIK, or a combination thereof.
(4)

Investment is structured as a unitranche loan in which the Company holds the last out component. As a result, in addition to the interest earned on the stated base rate and spread of this investment, the Company may receive additional interest for the year ended December 31, 2019 due to an arrangement between the Company and certain other lenders to the portfolio company. The additional interest received during the quarter has been annualized and included in the spread disclosed for this investment.

(5)	Investment is currently not income producing and placed on non-accrual status.
(6)	The negative fair value is the result of the unfunded commitments being valued below par. These amounts may or may not be funded to the borrowing party currently or in the future.

As required by the 1940 Act, investments are classified by level of control. “Control Investments” are investments in those companies that the Company is deemed to control as defined in the 1940 Act. “Affiliate Investments” are investments in those companies that are affiliated companies, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.

Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested if it owns more than 25% of the voting securities of such company. The Company is deemed to be an affiliate of a company in which it has invested if it owns 5% or more of the voting securities of such company.

All debt investments were income producing as of December 31, 2019, unless otherwise noted. Common and preferred equity investments are non income-producing unless otherwise noted.

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Statements of Operations (unaudited)

($ in thousands, except share and per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Investment income
From non-control/non-affiliate investments
Interest income	$6,225	$9,796	$13,891	$19,522
Payment-in-kind	1,131	791	1,404	1,030
Other income	85	117	185	381

Total investment income	7,441	10,704	15,480	20,933
Expenses
Interest expense	2,197	3,860	5,201	7,588
Management fee	1,143	1,680	2,443	3,303
Incentive fee	—	543	—	832
Professional fees	490	308	639	705
Directors’ fees	163	77	246	159
Administrator expenses	641	329	1,386	700
Other expenses	1,033	433	1,391	925

Total expenses	5,667	7,230	11,306	14,212

Net investment income	1,774	3,474	4,174	6,721

Realized and unrealized losses
Net realized loss on investments
Non-control/non-affiliate investments	(8,671)	(2,365)	(17,425)	(9,498)
Non-control/affiliate investments	—	—	—	—
Net change in unrealized (loss)/gain on investments
Non-control/non-affiliate investments	5,049	284	(15,614)	6,700
Non-control/affiliate investments	152	—	(691)	(120)

Net realized and unrealized loss on investments	(3,470)	(2,081)	(33,730)	(2,918)

Loss on extinguishment of debt	(1,014)	—	(1,556)	—

Net realized and unrealized losses	(4,484)	(2,081)	(35,286)	(2,918)

Net (decrease)/increase in net assets resulting from operations	$(2,710)	$1,393	$(31,112)	$3,803

Net investment income per common share	$0.11	$0.22	$0.26	$0.42

Net (decrease)/increase in net assets resulting from operations per common share	$(0.17)	$0.09	$(1.94)	$0.24

Basic weighted average common shares outstanding	16,049,352	16,049,352	16,049,352	16,049,352
Dividends and distributions declared per common share	$0.15	$0.23	$0.30	$0.46

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets (unaudited)

($ in thousands, except share and per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
(Decrease)/increase in net assets from operations:
Net investment income	$1,774	$3,474	$4,174	$6,721
Net realized loss on investments	(8,671)	(2,365)	(17,425)	(9,498)
Net change in unrealized gain/(loss) on investments	5,201	284	(16,305)	6,580
Net loss on extinguishment of debt	(1,014)	—	(1,556)	—

Net (decrease)/increase in net assets resulting from operations	(2,710)	1,393	(31,112)	3,803
Dividends and distributions to stockholders:
From net investment income	(2,407)	(3,691)	(4,814)	(7,382)

Total dividends and distributions to stockholders	(2,407)	(3,691)	(4,814)	(7,382)

Total decrease in net assets	(5,117)	(2,298)	(35,926)	(3,579)
Net assets at beginning of period	105,744	167,631	136,553	168,912

Net assets at end of period	$100,627	$165,333	$100,627	$165,333

Net asset value per share	$6.27	$10.30	$6.27	$10.30
Shares of common stock outstanding at end of period	16,049,352	16,049,352	16,049,352	16,049,352

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Statements of Cash Flows (unaudited)

($ in thousands, except share and per share amounts)

	Six Months Ended
	June 30, 2020	June 30, 2019
Cash flows from operating activities
Net (decrease)/increase in net assets resulting from operations	$(31,112)	$3,803
Adjustments to reconcile net (decrease)/increase in net assets resulting from operations to net cash provided by/(used in) operating activities:
Net accretion of discounts on investments	(511)	(627)
Payment-in-kind	(1,396)	(1,030)
Amortization of deferred debt issuance costs and discounts on notes payable	182	251
Net realized loss on investments	17,425	9,498
Loss on extinguishment of debt	1,265	—
Net change in unrealized loss/(gain) on investments	16,305	(6,580)
Purchases of investments	(2,099)	(81,500)
Paydowns of investments	23,797	30,459
Sales of investments	16,590	17,052
Changes in operating assets and liabilities:
Decrease/(increase) in due from counterparties	1,194	(2,160)
Decrease/(increase) in accrued interest receivable	716	(728)
Decrease in other assets	226	88
Decrease in due to counterparties	(9,413)	(17,495)
(Decrease)/increase in payables to affiliates	(1,372)	2,183
Decrease in accrued interest payable	(1,001)	(871)
Decrease in accrued expenses and other payables	(908)	(199)

Net cash provided by/(used in) operating activities	29,888	(47,856)

Cash flows from financing activities
Distributions paid to stockholders	(4,814)	(7,382)
Repayments of short-term borrowings	(2,015)	—
Net proceeds from senior secured revolving note	—	39,500
Repayments of Garrison SBIC borrowings	(46,880)	—

Net cash (used in)/provided by financing activities	(53,709)	32,118

Net decrease in cash and restricted cash	(23,821)	(15,738)
Cash and restricted cash at beginning of period	40,307	45,722

Cash and restricted cash at end of period	$16,486	$29,984

Supplemental disclosure of cash flow information
Cash paid for interest expense	$6,300	$8,213
Non-cash restructuring of portfolio investments	$7,523	$10,211

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

1. Organization

Garrison Capital Inc. (“GARS” and, collectively with its subsidiaries, the “Company”, “we”, “us” or “our”) is a Delaware corporation and is an externally managed, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, GARS has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for the period beginning October 9, 2012 and intends to qualify annually thereafter. GARS’ shares trade on the Nasdaq Global Select Market under the symbol “GARS”.

Our investment objective is to generate current income and capital appreciation by assembling a broad portfolio of loans and debt securities in U.S. based companies. The companies to which we typically extend credit to are moderately leveraged and have been rated below investment grade by national rating agencies. For companies that have not been rated, we believe that they would typically receive a rating below investment grade. In addition, our investments typically range in maturity from one to seven years. However, we may make investments in securities with any maturity or duration. We invest opportunistically in loans and debt securities that we believe have attractive risk adjusted returns. We also, to a lesser extent, may make select minority equity investments (usually in conjunction with a concurrent debt investment) in non-investment grade companies.

The Company’s business and affairs are managed and controlled by the Company’s board of directors (the “Board”). The majority of the members of the Board are independent of the Company and its affiliates. Our investment activities and day-to-day operations are managed by Garrison Capital Advisers, LLC (the “Investment Adviser”), and Garrison Capital Administrator, LLC (the “GARS Administrator”) provides the Company with certain administrative services necessary to conduct our day-to-day operations. We are organized as a holding company and conduct our business primarily through our various subsidiaries.

Proposed Merger with Portman Ridge Finance Corporation

On June 24, 2020, GARS entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Portman Ridge Finance Corporation, a Delaware corporation (“PTMN”), Citadel Acquisition Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of PTMN (“Acquisition Sub”), and Sierra Crest Investment Management LLC, a Delaware limited liability company and the external investment adviser to PTMN (“Sierra Crest”). The transaction is the result of the Board’s previously announced review of strategic alternatives.

The Merger Agreement provides that (i) Acquisition Sub will merge with and into GARS (the “Merger”), with GARS continuing as the surviving corporation and as a wholly owned subsidiary of PTMN, and (ii) immediately after the effectiveness of the Merger, GARS will merge with and into PTMN (the “Second Merger” and, together with the Merger, the “Mergers”), with PTMN continuing as the surviving corporation.

The boards of directors of each of PTMN and Acquisition Sub, and the managing member of Sierra Crest, have each unanimously approved the Merger Agreement and the transactions contemplated thereby. The Board, on the unanimous recommendation of a special committee thereof comprised solely of the independent directors of GARS (the “Special Committee”), has unanimously approved the Merger Agreement and the transactions contemplated thereby.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of GARS (“GARS Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares owned by PTMN or GARS or any wholly owned subsidiary of PTMN or GARS (other than shares held in trust accounts, managed accounts and the like, or otherwise held in a fiduciary or agency capacity, that are beneficially owned by third parties) and all treasury shares (collectively, “Cancelled Shares”)) will be converted into the right to receive (i) an amount in cash equal to (A) $19.1 million divided by (B) the number of shares of GARS Common Stock issued and outstanding as of the Determination Date (as defined below) (excluding any Cancelled Shares), and (ii) a number of shares of common stock, par value $0.01 per share, of PTMN (“PTMN Common Stock”) equal to the Exchange Ratio (as defined below), plus any cash in lieu of fractional shares.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

1. Organization – (continued)

Proposed Merger with Portman Ridge Finance Corporation – (continued)

Two days prior to the Closing Date (as defined in the Merger Agreement) (such date, the “Determination Date”), each of the Company and PTMN will deliver to the other a calculation of its estimated net asset value as of 5:00 pm New York City time on the day prior to the Closing Date (such calculation with respect to the Company, the “Closing GARS Net Asset Value” and such calculation with respect to PTMN, the “Closing PTMN Net Asset Value”), in each case using a pre-agreed set of assumptions, methodologies and adjustments. The Company and PTMN will update and redeliver the Closing GARS Net Asset Value or the Closing PTMN Net Asset Value, respectively, in the event of a material change to such calculation between the Determination Date and the Closing Date and if needed to ensure that the calculation is determined within two days (excluding Sundays and holidays) prior to the Effective Time. Based on such calculations, the parties will calculate the “GARS Per Share NAV”, which will be equal to (i) (A) the Closing GARS Net Asset Value minus (B) $19,100,000 divided by (ii) the number of shares of GARS Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares), and the “PTMN Per Share NAV”, which will be equal to (I) the Closing PTMN Net Asset Value divided by (II) the number of shares of PTMN Common Stock issued and outstanding as of the Determination Date. The “Exchange Ratio” will be equal to (i) the GARS Per Share NAV divided by (ii) the PTMN Per Share NAV.

In connection with the transactions contemplated by the Merger Agreement, as additional consideration to the holders of shares of GARS Common Stock that are issued and outstanding immediately prior to the Effective Time (excluding any Cancelled Shares), Sierra Crest will pay or cause to be paid to such holders an aggregate amount in cash equal to $5,000,000.

The Merger Agreement contains customary representations and warranties of the Company, PTMN and Sierra Crest. Additionally, the Merger Agreement contains customary pre-closing covenants, including covenants requiring each party (i) to use reasonable best efforts to cause the consummation of the transactions contemplated by the Merger Agreement, (ii) to conduct its business in the ordinary course and (iii) to refrain from taking certain actions prior to the consummation of the Merger without the other party’s consent.

The Merger Agreement also contains customary non-solicitation provisions that prohibit the Company from soliciting or initiating discussions or negotiations with third parties regarding other proposals to acquire the Company and limit its ability to engage with third parties that make unsolicited proposals. In addition, the Merger Agreement provides that (i) the Company must call and hold a special meeting of its stockholders solely for the purpose of seeking the adoption of the Merger Agreement and the approval of the Mergers by the holders of at least a majority of the outstanding shares of GARS Common Stock entitled to vote thereon at such meeting (the “GARS Stockholder Approval”), (ii) the Company must include, in the proxy statement that is sent to the Company’s stockholders relating to such special meeting, the recommendation of the Board that the Company’s stockholders adopt the Merger Agreement and approve the Mergers and (iii) subject to limited exceptions, the Board must not withhold or withdraw, or modify or qualify in a manner adverse to PTMN, such recommendation. Similarly, the Merger Agreement provides that PTMN (i) must call and hold a special meeting of its stockholders solely for the purpose of seeking the approval of the issuance of shares of PTMN Common Stock in connection with the Merger by the holders of at least a majority of the outstanding shares of PTMN Common Stock represented and voting at such special meeting and (ii) must include, in the proxy statement that is sent to PTMN’s stockholders relating to such special meeting, the recommendation of the board of directors of PTMN that the stockholders of PTMN approve the issuance of shares of PTMN Common Stock in connection with the Merger.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

1. Organization – (continued)

Proposed Merger with Portman Ridge Finance Corporation – (continued)

The consummation of the Mergers is subject to the satisfaction or (to the extent permitted by law) waiver of certain customary mutual closing conditions, including (i) requisite approval of the Company’s stockholders and (ii) requisite approval of PTMN’s stockholders. The obligation of each party to consummate the Mergers is also conditioned upon, among other things, (A) the other party’s representations and warranties being true and correct (subject to certain materiality exceptions), (B) the other party having performed in all material respects its obligations under the Merger Agreement required to be performed by it at or prior to the closing of the Mergers and (C) such party’s receipt of an opinion that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In addition, the obligation of PTMN to consummate the Mergers is conditioned on the satisfaction of certain conditions relating to the Company’s $420.0 million collateralized loan obligation (the “CLO”) that closed on October 18, 2018.

The Merger Agreement contains customary termination rights. In particular, at any time prior to receipt of the adoption of the Merger Agreement and approval of the GARS Stockholder Approval, the Company may terminate the Merger Agreement in order to simultaneously enter into a binding definitive agreement providing for the consummation of a Superior Proposal (as defined in the Merger Agreement), subject to the Company’s compliance with notice and other specified conditions contained in the non-solicitation covenants, including giving PTMN the opportunity to propose revisions to the terms of the transactions contemplated by the Merger Agreement during a period following notice, and provided that the Company has not otherwise materially breached any provision of the non-solicitation covenants.

If the Merger Agreement is terminated by the Company as provided in the foregoing paragraph or is terminated under certain other circumstances, the Company must pay PTMN a termination fee equal to $2,375,448 minus any amounts that the Company previously paid to PTMN in the form of expense reimbursement.

2. Significant Accounting Policies and Recent Updates

Basis of Presentation

The Company is an investment company as defined in the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies (“ASC Topic 946”).

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6, 10 and 12 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications consisting solely of normal accruals that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated in consolidation. Certain prior period amounts have been reclassified to conform to the current period presentation.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

2. Significant Accounting Policies and Recent Updates – (continued)

Principles of Consolidation

The consolidated financial statements include the accounts of GARS and its subsidiaries. The accounts of the subsidiaries are prepared using consistent accounting policies and as of the same reporting period as GARS. Under ASC Topic 946, the Company is generally precluded from consolidating any entity other than another investment company. Accordingly, the Company consolidates any investment company when it owns 100% of its equity units or 100% of the economic equity interest. ASC Topic 946 also provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

As a result, GARS has consolidated the results of Garrison Funding 2018-2 Ltd. (“GF 2018-2”), Garrison Funding 2018-2 LLC, Garrison Capital SBIC LP (“Garrison SBIC”), Garrison Capital PL Holdings LLC, GIG Rooster Holdings I LLC and a series of limited liability companies that GARS created primarily to provide specific tax treatment for the equity and other investments held in these limited liability companies to the extent such entity was in existence as of June 30, 2020 and December 31, 2019, respectively. Garrison Capital PL Holdings LLC and Garrison SBIC were dissolved on June 13, 2020 and June 24, 2020, respectively.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts and disclosures in the consolidated financial statements, including the estimated fair values of investments and the amount of income and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

As of June 30, 2020 and December 31, 2019, cash held in designated bank accounts with Deutsche Bank Trust Company Americas (the “Custodian”) was $8.4 million and $1.2 million, respectively. Cash held in designated bank accounts with other major financial institutions was $0.1 million and $0.1 million as of June 30, 2020 and December 31, 2019, respectively. At times, these balances may exceed federally insured limits and this potentially subjects the Company to a concentration of credit risk. The Company believes it is not exposed to any significant credit risk associated with the Custodian.

The Company defines cash equivalents as highly liquid financial instruments with original maturities of three months or less, including those held in overnight sweep bank deposit accounts.

As of both June 30, 2020 and December 31, 2019, the Company held no cash equivalents.

Cash and Cash Equivalents, Restricted

Restricted cash as of June 30, 2020 included $8.0 million of cash held by GF 2018-2 in designated bank accounts with the Custodian. As of December 31, 2019, restricted cash included $39.1 million held by GF 2018-2 and Garrison SBIC in designated bank accounts with the Custodian. Our CLO (as defined in Note 1) is required to use a portion of its cash to pay interest expense, reduce borrowings at the end of the investment period and following certain other events and to pay other amounts in accordance with the terms of the indenture governing our CLO. Cash held with Garrison SBIC was typically restricted to funding eligible small business investment company (“SBIC”) investments and the payment of the principal and interest expense of the U.S. Small Business Administration (“SBA”) debentures. As a result, funds held by GF 2018-2 and Garrison SBIC as of June 30, 2020 and December 31, 2019 were not available for general use by the Company.

As of both June 30, 2020 and December 31, 2019, the Company held no restricted cash equivalents.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

2. Significant Accounting Policies and Recent Updates – (continued)

Revenue Recognition

In general, we generate revenue on our investments that primarily consists of interest income, fee income, dividend income and gains and losses.

Interest income: Interest income is comprised of cash interest, PIK interest, original issue discounts or premiums as well as any loan origination, facility and commitment fees. Cash and PIK interest income is accrued based on the outstanding principal amount and interest terms outlined in the respective contractual agreement that governs that investment. The Company records interest income if it expects that it ultimately will be able to collect such income. Loan origination fees and any original issue or purchase discounts or premiums received by the Company are initially capitalized and deferred and reduce or increase the cost basis of the investment. They are subsequently accreted into interest income over the stated term of the loan.

Similarly, commitment fees are based upon the undrawn portion committed by the Company and are accrued over the life of the loan. Upon the prepayment of a loan or debt security, any unamortized fees, discounts or premiums are recorded into income.

Fee and dividend income: Fee income is generally comprised of amendment, forbearance, prepayment, syndication, structuring, diligence, consulting and possible fees for providing managerial assistance to a portfolio company and may be received in the form of cash or PIK. Amendment and forbearance fees are generally received in connection with loan amendments or waivers and are recognized upon completion of the amendments or waivers, generally when such fees are receivable. We record prepayment premiums on loans and debt securities into income when we receive such amounts.

Structuring, diligence fees, consulting and managerial assistance fees for periodically providing services to a portfolio company or third party are recognized when such services have been completed and the fees are generally receivable. Any such fee income received is recorded and classified as other income and included in investment income on the consolidated statements of operations. As these fees are generally paid and recognized in connection with specific loan event or the performance of a service, there may be significant fluctuations from period to period in the amount and size of such fees, and they are typically non-recurring in nature.

In addition, the Company may receive periodic dividends or distributions from our preferred or equity investments. Such amounts are recorded and classified as other income. Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

To the extent distributions are received from a limited liability company or limited partnership investment, we will evaluate the distribution to determine if it should be recorded as income or return of capital. Generally, we will not record such distributions as income unless there is sufficient accumulated tax-basis earnings and profits prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

Investment gains and losses: Realized gains and losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment, without regard to any previously recognized unrealized changes in the investments’ fair value. Net changes in unrealized gains and losses on investments reflect the current period changes in the fair value of our investments, including the reversal of previously recorded unrealized gains and losses on investments that are realized. Both realized and changes in unrealized gains and losses are recorded using the specific identification method on the consolidated statement of operations.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

2. Significant Accounting Policies and Recent Updates – (continued)

Non-accrual loans: The Company records interest income, fee income and dividends based on the contractual interest terms of its investments if it expects that it will ultimately be able to collect it. Generally, when management believes that the issuer of the loan will not be able to service the loan, the Investment Adviser will place the loan on non-accrual status and the Company will cease recognizing interest income on that loan. However, the Company remains contractually entitled to this interest. The Company may restore an investment to accrual status when past due principal and interest payments are made or if the interest income is otherwise deemed to be collectible by the Investment Adviser. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. As of June 30, 2020, the Company had four investments on non-accrual status. As of December 31, 2019, the Company had two investments on non-accrual status.

Investments, at Fair Value

The Company records its investment transactions on a trade date basis, which is the date when management has determined that all material legal terms have been contractually defined for the transactions. These transactions generally settle on a subsequent date which may depend on the type of transaction. Any amounts related to purchase, sale and principal paydowns that have traded but not settled are reflected as either a due to or due from counterparty on our consolidated statement of financial condition. All related revenue and expenses attributable to these transactions are reflected on the consolidated statement of operations commencing on the trade date unless otherwise specified by the transaction documents.

Fair Value Measurements

The Company values its investments in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC Topic 820’s definition of fair value focuses on exit price of an orderly transaction in the principal, or most advantageous, market between willing participants with reasonable knowledge of the relevant facts customary of such transactions. ASC Topic 820 also prioritizes the use of market-based inputs over entity-specific inputs when measuring fair value.

ASC Topic 820 classifies the inputs used to measure these fair values into the following hierarchy:

•	Level 1 — Unadjusted quoted prices in active markets for identical investments as of the reporting date.

•

Level 2 — Pricing inputs include quoted prices in active markets for similar instruments, quoted prices in less active or inactive markets for identical or similar instruments where multiple price quotes can be obtained, and other observable inputs, such as interest rates, yield curves, credit risks, and default rates.

•

Level 3 — Pricing inputs are unobservable and includes situations where there is little, if any, market activity for the financial instrument. The inputs into the determination of fair value require significant management judgment or estimation including, in certain instances, the Investment Adviser’s own assumptions about how market participants would price the financial instrument.

Our investments generally include debt investments (both funded and unfunded, “Senior Secured Investments”) and equity investments (both preferred and common, “Equity Investments”). The Company’s portfolio is primarily comprised of relatively illiquid investments that are privately held. Inputs into the determination of fair value of the Company’s portfolio investments require significant management judgment or estimation. This means that the Company’s portfolio valuations are based on unobservable inputs and the Investment Adviser’s own assumptions about how market participants would price the asset or liability in question. Valuations of privately held investments are inherently uncertain and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value of the Company’s investments may differ materially from the values that would have been used if a ready market for these investments existed.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

2. Significant Accounting Policies and Recent Updates – (continued)

Fair Value Measurements (continued)

Net assets could be materially affected if the determinations regarding the fair value of the investments were materially higher or lower than the values that are ultimately realized upon the disposal of such investments.

Valuation Techniques

The following is a description of the various valuation techniques the Company utilizes when valuing its investments.

Bid quotations: Certain of the Company’s debt investments may be traded in public markets where quoted market prices are generally not readily available. The fair value of these investments may be determined based on bid quotations from unaffiliated market makers or independent third-party pricing services or the price activity of comparable instruments. The Company will generally supplement the bid quotations for these investments by also performing a comparable yield approach outlined below.

Comparable yield approach: This valuation technique determines the fair value of an investment by assessing the expected market yield of other debt investments with similar credit structures, leverage statistics, interest rates and time to maturity. The Company generally uses this approach for its debt investments that have not been deemed to be credit-impaired and where a market rate of recovery is expected.

Market comparable companies: This valuation technique determines the total enterprise value of a company by assessing the expected multiple that a market participant would apply to that company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”), revenue or other collateral that secures the investment. These valuation multiples are typically determined based on reviewing market comparable transactions or other comparable publicly traded companies, if any. The resulting enterprise value will dictate whether or not the Company’s debt investment has adequate enterprise value coverage. In instances where the enterprise value is inadequate, the market comparable companies approach may be used to estimate a recovery value for our credit-impaired debt investments and the fair value of our equity investments. With respect to equity investments, when an external event, such as a purchase transaction, public offering or subsequent sale of equity occurs, the pricing indicated by that external event will be utilized to corroborate our valuation.

Discounted cash flows: This valuation technique determines the fair value of an investment by projecting the expected cash flows based on contractual terms calculating the present value of such cash flows as of the valuation date using a discount rate.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

2. Significant Accounting Policies and Recent Updates – (continued)

Valuation Process

The Board is responsible for determining, within the meaning of the 1940 Act, in good faith the fair value of the Company’s assets for which market quotations are not readily available, using a documented valuation policy and consistently applied valuation process. The valuation process is a multi-step process conducted at the end of each fiscal quarter as described below:

•	The Company’s valuation process begins with each portfolio company or investment being initially valued by investment professionals of the Investment Adviser responsible for credit monitoring.

•

At least once annually, the valuation for each portfolio investment that does not have a readily available quotation, including an external pricing event, is reviewed by an independent valuation firm, subject to certain exceptions described below.

•

Preliminary valuation conclusions are then documented, compared to the range of prices provided by an independent valuation firm where applicable, and discussed with our senior management and the Investment Adviser.

•	The Investment Adviser submits these preliminary valuations to the Valuation Committee of the Board.

•

The Board discusses valuations and determines, within the meaning of the 1940 Act, the fair value of each investment in the Company’s portfolio for which market quotations are not readily available in good faith.

As noted above, the Board has retained several independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least once during each 12-month period, provided that, the Board reserves the right to have any investment within the portfolio valued by an independent valuation firm to the extent it determines such a valuation is warranted. To the extent a security is reviewed in a particular quarter, it is reviewed and valued by only one service provider.

However, the Board does not, and does not intend to, have investments independently reviewed that (1) have closed within the two most recent quarters or (2) are de minimis investments that are less than 0.5% of the Company’s total assets (up to an aggregate of 10.0% of the Company’s total assets).

Deferred Debt Issuance Costs

In connection with executing or refinancing its various debt facilities, the Company may incur debt issuance costs or issue debt at a price below par, referred to as an original issue discount. These debt issuance costs and discounts are generally included as a reduction to the carrying amount of the corresponding liability on the consolidated statements of financial condition. However, based on the nature of the debt facilities, costs associated with revolving credit facilities are recorded within the other assets line item on our consolidated statements of financial condition. These costs are generally amortized over the stated maturity of the related liability. In the event that we extinguish our debt facilities before the stated maturity, the Company will deduct any unamortized deferred debt issuance costs from the carrying amount of extinguished debt and recognize a gain or loss on the consolidated statement of operations.

Interest Expense

Interest expense is recorded on an accrual basis and is comprised of cash interest, deferred debt issuance costs, original issue discounts or premiums as well as any loan origination, facility and commitment fees.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

2. Significant Accounting Policies and Recent Updates – (continued)

Dividends and Distributions

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend or distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. The earnings estimates provided to the Board are determined by management in accordance with U.S. GAAP, which may differ from those amounts determined in accordance with U.S. federal income tax regulations. Net realized capital gains, if any, are distributed at least annually, in accordance with the applicable requirements included within the 1940 Act.

Recent Accounting Pronouncements

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). ASU 2018-13 modifies and eliminates certain disclosure requirements for fair value measurements. ASU 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period, with early adoption permitted. We adopted ASU 2018-13 on January 1, 2020, and it did not have a material impact on our consolidated financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). ASU 2020-04 provides optional expedients and exceptions for applying GAAP to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued. ASU 2020-04 generally considers contract modifications related to reference rate reform to be an event that does not require contract remeasurement at the modification date nor a reassessment of a previous accounting determination. The guidance in ASU 2020-04 is optional and may be elected over time, through December 31, 2022, as reference rate reform activities occur. Once ASU 2020-04 is elected, the guidance must be applied prospectively for all eligible contract modifications. The Company is currently evaluating the adoption of ASU 2020-04 but does not expect the standard to have a material impact on our consolidated financial statements and disclosures.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

3. Investments

As of June 30, 2020, we held 113 investments across 92 portfolio companies with a fair value of $348.8 million. As of December 31, 2019, we held 123 investments across 105 portfolio companies with a fair value of $418.9 million.

The composition of the Company’s portfolio by industry at fair value as of June 30, 2020 and December 31, 2019 was as follows:

	Fair Value of Investments
Industry ($ in thousands)	As of June 30, 2020		As of December 31, 2019
Internet Software and Services	$60,653	17.4%	$74,093	17.5%
Healthcare Equipment and Services	41,276	11.8	49,776	11.9
Textiles, Apparel and Luxury Goods	26,454	7.6	26,757	6.4
Auto Components	23,742	6.8	25,329	6.0
Diversified Telecommunication Services	19,892	5.7	23,692	5.7
Commercial Services and Supplies	17,720	5.1	21,662	5.2
Household Products and Durables	15,949	4.5	20,020	4.8
Electrical Equipment	13,046	3.6	13,652	3.3
Transportation Services	11,767	3.4	13,169	3.1
Leisure Products	11,294	3.2	12,272	2.9
Building Products	10,314	3.0	10,845	2.6
Aerospace and Defense	10,069	2.9	11,906	2.8
Construction and Engineering	10,051	2.9	10,936	2.6
Energy Equipment and Services	8,714	2.5	9,159	2.2
Air Freight and Logistics	8,637	2.5	8,822	2.1
Pharmaceuticals	7,688	2.2	9,759	2.3
Food Products	6,978	2.0	12,628	3.0
Retail	6,549	1.9	6,661	1.6
Professional Services	6,355	1.8	7,842	1.9
Trading Companies and Distributors	5,829	1.7	6,462	1.5
Diversified Financial Services	4,978	1.4	6,134	1.5
Hotels, Restaurants and Leisure	4,854	1.4	10,873	2.6
Containers and Packaging	4,750	1.4	4,592	1.1
Technology Hardware, Storage and Peripherals	4,392	1.3	4,893	1.2
Chemicals	3,750	1.1	4,936	1.2
Metals and Mining	1,979	0.6	2,108	0.5
Oil, Gas and Consumable Fuels	741	0.2	1,472	0.4
Media	344	0.1	1,173	0.3
Machinery	—	—	4,929	1.2
Semiconductors and Semiconductor Equipment	—	—	2,321	0.6

	$348,765	100.0%	$418,873	100.0%

Refer to the consolidated schedules of investments for a detailed disaggregation of the Company’s investments by industry.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

3. Investments – (continued)

The following tables summarize the valuation of the Company’s investments measured at fair value based on the fair value hierarchy, as detailed in Note 2, as of June 30, 2020 and December 31, 2019:

	As of June 30, 2020
($ in thousands)	Level 1	Level 2	Level 3	Total
Senior Secured Investments(1)	$—	$—	$340,940	$340,940
Equity Investments(2)	—	—	7,825	7,825

	$—	$—	$348,765	$348,765

(1)	Included in senior secured loans are loans structured as first lien last out loans. These loans may in certain cases be subordinated in payment priority to other senior secured lenders.
(2)	Includes preferred and common equity investments.

	As of December 31, 2019
($ in thousands)	Level 1	Level 2	Level 3	Total
Senior Secured Investments(1)	$—	$—	$410,530	$410,530
Equity Investments(2)	—	—	8,343	8,343

	$—	$—	$418,873	$418,873

(1)	Included in senior secured loans are loans structured as first lien last out loans. These loans may in certain cases be subordinated in payment priority to other senior secured lenders.
(2)	Includes preferred and common equity investments.

The net change in unrealized (loss)/gain attributable to the Company’s Level 3 assets for the six months ended June 30, 2020 and 2019 included in the net change in unrealized (loss)/gain on investments in the Company’s consolidated statements of operations was $16.3 million and $6.6 million, respectively.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

3. Investments – (continued)

The following table presents the change in investments measured at fair value using significant unobservable inputs (Level 3) for the six months ended June 30, 2020:

	Six Months Ended June 30, 2020
($ in thousands)	Senior Secured Investments	Equity Investments(1)	Total
Fair value, beginning of period	$410,530	$8,343	$418,873
Total net realized and unrealized (loss)/gain on investments(2)	(29,616)	(4,114)	(33,730)
Total net accretion of discounts on investments	511	—	511
Purchases/issuances(3)	7,380	3,636	11,016
Paydowns(3)	(31,315)	—	(31,315)
Sales	(16,550)	(40)	(16,590)

Fair value, end of period	$340,940	$7,825	$348,765

(1)	Includes preferred and common equity investments.
(2)

Net change in unrealized loss on investments attributable to our Level 3 assets still held at June 30, 2020 totaled $25.0 million, consisting of the following: Senior Secured Investments of $20.9 million and Equity Investments of $4.1 million.

(3)	Includes non-cash restructurings of portfolio investments of $7.5 million.

The following table presents the change in investments measured at fair value using significant unobservable inputs (Level 3) for the six months ended June 30, 2019:

	Six Months Ended June 30, 2019
($ in thousands)	Senior Secured Investments	Equity Investments(1)	Financial Assets	Total
Fair value, beginning of period	$445,393	$8,352	$232	$453,977
Total net realized and unrealized (loss)/gain on investments(2)	(3,006)	79	9	(2,918)
Total net accretion of discounts on investments	627	—	—	627
Purchases/issuances(3)	71,079	11,451	—	82,530
Paydowns(3)	(30,218)	—	(241)	(30,459)
Sales	(17,022)	(30)	—	(17,052)

Fair value, end of period	$466,853	$19,852	$—	$486,705

(1)	Includes preferred and common equity investments.
(2)

Net change in unrealized loss on investments attributable to our Level 3 assets still held at June 30, 2019 totaled $3.0 million, consisting of the following: Senior Secured Investments of $3.1 million, offset by unrealized gains on Equity Investments of $0.1 million.

(3)	Includes non-cash restructurings of portfolio investments of $10.2 million.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

3. Investments – (continued)

The following table summarizes the significant unobservable inputs that were used in determining fair value of the majority of the Company’s investments categorized within Level 3 as of June 30, 2020. This table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs relevant to the determination of fair value.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of June 30, 2020	Valuation Technique	Unobservable Input	Range		Weighted Average(1)
($ in thousands)				Low	High
Senior Secured Investments	$340,940	Comparable yield approach	Discount rate(2)	4.7%	28.5%	9.4%
		Market comparable companies	Comparable multiple(3)	2.0x	19.2x	8.4x
Equity Investments(4)	7,825	Market comparable companies	Comparable multiple(3)	5.0x	10.0x	6.8x
			Origination fees multiple(3)	1.7x	1.7x	1.7x
		Discounted cash flows	Recovery rate	0.0%	20.2%	20.2%

Total	$348,765

(1)	Unobservable inputs were weighted based on the fair value of the investments included in the range.
(2)

Discount rate is calculated based on the fair value of the investments and interest expected to be received using the current rate of interest at the balance sheet date to maturity, excluding the effects of future scheduled principal amortizations.

(3)	Expected multiple that a market participant would apply to that company’s EBITDA, revenue or other collateral that secures the investment.
(4)	Includes preferred and common equity.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

3. Investments – (continued)

The following table summarizes the significant unobservable inputs that were used in determining fair value of the majority of the Company’s investments categorized within Level 3 as of December 31, 2019. This table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs relevant to the determination of fair value.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of December 31, 2019	Valuation Technique	Unobservable Input	Range		Weighted Average(1)
($ in thousands)				Low	High
Senior Secured Investments	$410,530	Comparable yield approach	Discount rate(2)	5.2%	31.3%	8.8%
		Market comparable companies	Comparable multiple(3)	2.0x	18.6x	7.5x
Equity Investments(4)	8,343	Market comparable companies	Comparable multiple(3)	6.5x	10.8x	10.4x
			Origination fees multiple(3)	3.5x	3.5x	3.5x
		Discounted cash flows	Recovery rate	0.0%	40.1%	40.1%

Total	$418,873

(1)	Unobservable inputs were weighted based on the par value of the investments included in the range.
(2)

Discount rate is calculated based on the fair value of the investments and interest expected to be received using the current rate of interest at the balance sheet date to maturity, excluding the effects of future scheduled principal amortizations.

(3)	Expected multiple that a market participant would apply to that company’s EBITDA, revenue or other collateral that secures the investment.
(4)	Includes preferred and common equity.

Unobservable inputs used in the fair value measurement of the Company’s investments include multiples of market comparable companies, relative comparable yields, discount rates and recovery rates. Significant decreases (increases) in market comparables could result in lower (higher) fair value measurements. Significant increases (decreases) in comparable yields could result in lower (higher) fair value measurements. Significant increases (decreases) in discount rates could result in lower (higher) fair value measurements. Significant increases (decreases) in recovery rates could result in lower (higher) fair value measurements. Generally, a change in the assumption used for relative comparable yields is accompanied by a directionally opposite change in the assumptions used for pricing.

The terms of our debt investments may include provisions that require us to extend additional credit or provide funding to a borrower for any unfunded portion of such debt investments at the request of the borrower. This exposes us to potential future liabilities that are not reflected on the consolidated statements of financial condition. As of June 30, 2020 and December 31, 2019, the Company had $1.6 million and $2.1 million of unfunded commitments, respectively. As of June 30, 2020 and December 31, 2019, the fair value of the unfunded commitments was $0.1 and $0.1 million, respectively.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

4. Financing

The table below provides details, including maturity dates, the weighted average interest rates and the weighted average effective interest rates, inclusive of the effects of deferred debt issuance costs, of the Company’s outstanding debt as of June 30, 2020:

June 30, 2020 ($ in thousands)	Amortized Carrying Value	Outstanding Principal at Par	Interest Rate		Effective Interest Rate	Rating(1)		Stated Maturity(2)
2018-2 CLO Secured Notes:
Class A-1R-R Notes	$—	$—	LIBOR + 1.58	%(3)	2.04%	AAA	(sf)	11/20/2029
Class A-1T-R Notes	193,605	195,400	LIBOR + 1.58%		2.07%	AAA	(sf)	11/20/2029
Class A-2-R Notes	54,663	55,100	LIBOR + 2.45%		2.92%	AA	(sf)	11/20/2029
Class B-R Notes	17,943	18,250	LIBOR + 3.17%		3.65%	A	(sf)	11/20/2029

Totals / weighted averages	$266,211	$268,750	2.24%		2.35%			11/20/2029

(1)

Represents ratings from each of S&P and DBRS for the Class A-1R-R Notes and the Class A-1T-R Notes and from S&P for the Class A-2-R Notes and Class B-R Notes as of the closing of the CLO on October 18, 2018.

(2)

The indenture governing our CLO permits the repricing or refinancing of the secured notes after November 20, 2020, which may result in the actual maturity of the outstanding notes occurring prior to their stated maturity.

(3)	Interest may be indexed to either the CP Rate (as defined in the governing indenture) or three month USD LIBOR.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

4. Financing – (continued)

The table below provides details of our outstanding debt as of December 31, 2019:

December 31, 2019 ($ in thousands)	Amortized Carrying Value	Outstanding Principal at Par	Interest Rate	Effective Interest Rate	Rating(1)	Stated Maturity(2)
2018-2 CLO Secured Notes:
Class A-1R-R Notes	$—	$—	LIBOR + 1.58%(3)	3.58%	AAA(sf)	11/20/2029
Class A-1T-R Notes	193,529	195,400	LIBOR + 1.58%	3.59%	AAA(sf)	11/20/2029
Class A-2-R Notes	54,645	55,100	LIBOR + 2.45%	4.45%	AA(sf)	11/20/2029
Class B-R Notes	17,931	18,250	LIBOR + 3.17%	5.18%	A(sf)	11/20/2029

Subtotals / weighted averages	266,105	268,750	3.76%	3.88%		11/20/2029
Garrison SBIC Borrowings:
SBIC 2018-10 A	22,342	23,000	3.53%(4)	3.95%	N/A	3/1/2028
SBIC 2017-10 A	3,569	3,660	3.37%(4)	3.77%	N/A	3/1/2027
SBIC 2016-10 B	3,240	3,320	2.79%(4)	3.19%	N/A	9/1/2026
SBIC 2016-10 A	12,420	12,700	3.25%(4)	3.65%	N/A	3/1/2026
SBIC Interim Financing	4,059	4,200	LIBOR + 0.65%(5)	3.11%	N/A	3/25/2020

Subtotals / weighted averages	45,630	46,880	3.32%	3.72%		9/23/2026
Short-term Borrowings:
Other Debt	2,015	2,015	LIBOR + 1.00%	2.74%	N/A	1/15/2020

Total /weighted average	2,015	2,015	2.74%	2.74%		1/15/2020

Totals / weighted averages	$313,750	$317,645	3.69%	3.85%		5/24/2029

(1)

Represents ratings from each of S&P and DBRS for the Class A-1R-R Notes and the Class A-1T-R Notes and from S&P for the Class A-2-R Notes and Class B-R Notes as of the closing of our CLO on October 18, 2018.

(2)

The indenture governing our CLO permits the repricing or refinancing of the secured notes after November 20, 2020, which may result in the actual maturity of the outstanding notes occurring prior to their stated maturity.

(3)	Interest may be indexed to either the CP Rate (as defined in the governing indenture) or three month USD LIBOR.
(4)	Represents the stated interest rate and annual charge of our debentures guaranteed by the SBA.
(5)

These interim financings bear an interest rate of three month USD LIBOR +0.65% which is comprised of a weighted average annual charge of 0.35% and a spread of 0.30%. These interim financings had a maturity date of March 25, 2020, upon which they were pooled into ten year SBA-guaranteed debentures.

In accordance with the 1940 Act, with certain limited exceptions, prior to August 15, 2018 the Company was allowed to borrow up to amounts such that its asset coverage, as defined in the 1940 Act, was at least 200% after such borrowing excluding the SBA-guaranteed debentures of Garrison SBIC per the Company’s exemptive relief from the Securities and Exchange Commission (the “SEC”). Because the Company’s stockholders approved the modified asset coverage requirements in section 61(a)(2) of the 1940 Act, effective August 15, 2018, the asset coverage requirements applicable to the Company under the 1940 Act were reduced to 150%. As of June 30, 2020 and December 31, 2019, the Company’s asset coverage for borrowed amounts was 137.5% and 150.4%, respectively. As of June 30, 2020, the Company was not in compliance with its 150% asset coverage requirement and as a result, is unable to make additional borrowings under the Class A-1R-R Notes until its asset coverage is at least 150%. As of December 31, 2019, the Company’s total leverage capacity was capped at $1.2 million as a result of the asset coverage ratio limitations.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

4. Financing – (continued)

Collateralized Loan Obligation Financings

On October 18, 2018, the Company completed a secured financing arrangement in the form of a $420.0 million CLO facility. The CLO was executed by GF 2018-2 (the “Issuer”) and Garrison Funding 2018-2 LLC (together with the Issuer, the “Co-Issuers”) who issued $312.0 million of senior secured notes (collectively referred to as the “2018-2 Secured Notes” and individually defined above in the table) and $108.0 million of subordinated notes (the “2018-2 Subordinated Notes” and, together with the 2018-2 Secured Notes, the “2018-2 Notes”) backed by a diversified portfolio of primarily senior secured loans. As part of the CLO transaction, GARS retained all $108.0 million of the 2018-2 Subordinated Notes and $18.3 million of the Class B-R Notes and agreed to serve as collateral manager for the Co-Issuers. GARS is entitled to receive interest from the Class B-R Notes, distributions from the 2018-2 Subordinated Notes and fees for serving as collateral manager in accordance with the CLO’s governing documents and to the extent funds are available for such purposes. However, as a result of retaining all of the 2018-2 Subordinated Notes, the Company consolidates the accounts of the Co-Issuers into its financial statements and all transactions between GARS and the Co-Issuers are eliminated on consolidation. As a result of this consolidation, the portion of the 2018-2 Secured Notes that were issued under the CLO and not retained by GARS is treated as the Company’s indebtedness. The net proceeds of the CLO were utilized, along with cash on hand, to refinance notes issued under the Company’s prior collateralized loan obligation facility. The 2018-2 Notes are scheduled to mature on November 20, 2029, however the Co-Issuers may redeem the 2018-2 Notes on any business day after November 20, 2020. The indenture governing the 2018-2 Notes provides that, to the extent cash is available from cash collections, the holders of the 2018-2 Notes are to receive quarterly interest payments on the 20th day or, if not a business day, the next succeeding business day of February, May, August and November of each year until the stated maturity or earlier redemption. On July 18, 2019, $25.0 million outstanding of the aggregate $50.0 million Class A-1R-R Notes available under the CLO converted to Class A-1T-R Notes. The remaining $25.0 million of Class A-1R-R Notes, to the extent drawn, will convert to term notes on or before November 20, 2022.

The Company had $0 and $1.2 million of available leverage capacity in the Class A-1R-R Notes under the CLO as of June 30, 2020 and December 31, 2019, respectively. The fair value of the 2018-2 Notes approximated their carrying value on the consolidated statements of financial condition as of June 30, 2020 and December 31, 2019.

Collateralized Loan Obligation Financing Covenants

The documents governing the CLO include three overcollateralization tests which are comprised of the Class A Overcollateralization Test, the Class B Overcollateralization Test and the EoD Overcollateralization Test, each of which are individually defined below.

The documents governing the CLO include two coverage tests applicable to the 2018-2 Secured Notes as of June 30, 2020 and December 31, 2019. The first test compares the amount of interest received on the collateral loans held by GF 2018-2 to the amount of interest payable on the 2018-2 Secured Notes in respect of the amounts drawn and certain expenses. To meet this first test, at any time, the aggregate amount of interest received on the collateral loans must equal, after the payment of certain fees and expenses, at least 135.0% of the aggregate amount of interest payable on the Class A-1R-R Notes, the Class A-1T-R Notes and the Class A-2-R Notes (collectively, the “Class A-R Notes”) and 125.0% of the interest payable on the Class A-R Notes and Class B-R Notes, taken together.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

4. Financing – (continued)

Collateralized Loan Obligation Financing Covenants (continued)

The second test compares the aggregate assets that serve as collateral for the 2018-2 Secured Notes, or the Total Capitalization, as defined and calculated in accordance with the indenture, to the aggregate outstanding principal amount of the 2018-2 Secured Notes in respect of the amounts drawn. To meet this second test at any time, the Total Capitalization must equal at least (1) 128.0% of the aggregate outstanding principal amount of the Class A-R Notes (“Class A Overcollateralization Test”), and (2) 118.2% of the aggregate principal amount of the Class A-R Notes and Class B-R Notes, taken together (the test in clause (2), the “Class B Overcollateralization Test”). As of June 30, 2020, the Company was in breach of the Class B Overcollateralization Test and as a result must cure the Class B Overcollateralization Test in order to avoid diversion of cash away from making additional investments or distributions.

If the coverage tests are not satisfied with respect to a quarterly payment date, the CLO may be required to apply amounts to the repayment of interest on and principal of the 2018-2 Notes prior to their maturity to the extent necessary to satisfy the applicable coverage tests. As a result, there may be reduced funds available for GF 2018-2 to make additional investments or to make distributions on the 2018-2 Notes held by the Company. Additionally, compliance was measured on each day collateral loans are purchased, originated or sold and in connection with monthly reporting to the note holders.

Furthermore, if under the second coverage test the Total Capitalization equals 125.0% or less of the aggregate outstanding principal amount on the Class A-1R-R and Class A-1T-R Notes (“EoD Overcollateralization Test”), taken together remained so for ten business days, an event of default would be deemed to have occurred.

As of June 30, 2020, the trustee for the CLO has asserted that both the Class A Overcollateralization Test and the EoD Overcollateralization Test were met, however the Class B Overcollateralization Test was not satisfied. As of December 31, 2019, the trustee for the CLO has asserted that all of the coverage tests were met.

Garrison SBIC Borrowings

On May 29, 2014, Garrison SBIC, which has an investment objective substantially similar to GARS, was formed in accordance with the SBA’s SBIC regulations. Garrison SBIC received a license from the SBA on May 26, 2015. The SBIC license allowed Garrison SBIC to obtain SBA-guaranteed debentures in an amount equal to twice its equity capitalization up to $175.0 million of leverage, subject to the issuance of capital commitments by the SBA and other customary procedures. Since receiving its SBIC license, the SBA has issued Garrison SBIC with two commitment letters to provide an aggregate $70.0 million of SBA debentures.

These SBA-guaranteed debentures were issued bi-annually on pooling dates in March and September of each year. The debentures were non-recourse, interest-only debentures with a 10 year stated maturity, but may be prepaid at any time without penalty. To the extent the debentures are prepaid, they are permanently extinguished and the Company can no longer access those debentures. The interest rate of the debentures was fixed at the time of issuance on each respective pooling date and was based on a coupon rate that equated to a spread over the ten year treasury rate based on market rates at the time of issuance. Interest on the debentures was payable on a semi-annual basis. The SBA issues interim financings to SBICs on non-pooling dates that carry a lower interest rate than the debentures and which mature on the next pooling date when replaced by new SBA-guaranteed debentures.

The SBA, as a creditor, had a superior claim to Garrison SBIC’s assets over GARS’ stockholders if Garrison SBIC were to be liquidated, or if the SBA exercises its remedies under the SBA-guaranteed debentures issued by Garrison SBIC upon an event of default.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

4. Financing – (continued)

Garrison SBIC Borrowings – (continued)

As of December 31, 2019, the Company had $46.9 million of SBIC borrowings outstanding. The fair value of the SBIC borrowings approximated the carrying value on the consolidated statements of financial condition as of December 31, 2019.

During the six months ended June 30, 2020, the Company voluntarily prepaid all $46.9 million of its outstanding SBIC borrowings, in accordance with the terms of the SBA-guaranteed debentures that govern the SBIC borrowings, prior to their stated maturity date. This resulted in a $1.0 million and $1.6 million loss on extinguishment of debt recognized on the consolidated statement of operations for the three and six months ended June 30, 2020, respectively.

As of June 30, 2020, the Company no longer had any SBA-guaranteed debentures outstanding, removed the entity’s ability to act as an SBIC, and had delivered a notification letter to the SBA of its intention to surrender the Garrison Capital SBIC LP license.

Short-term Borrowing Facility

On June 3, 2019, the Company entered into a master repurchase agreement (the “short-term borrowing facility”) with Natixis Securities Americas LLC (“Natixis”) to provide short-term borrowings which the Company intends to utilize from time-to-time to manage its working capital needs. The Company’s ability to draw down borrowings under the agreement is subject to 1940 Act leverage limitations, customary covenants and events of defaults and is dependent on the Company pledging eligible assets to Natixis as collateral. No commitment fees were paid in connection with execution of the agreement. As of December 31, 2019, the Company had $2.0 million of short-term borrowings outstanding. During the six months ended June 30, 2020, the Company repaid all outstanding amounts due under the short-term borrowing facility.

On June 10, 2020, the Company terminated the short-term borrowing facility.

Deferred Debt Issuance Costs and Other Fees

As of both June 30, 2020 and December 31, 2019, the Company’s debt issuance costs and original issue discounts were generally incurred as a result of the CLO and the Company’s SBIC borrowings. The CLO costs typically represent structuring and facility fees, rating agency fees and other legal costs incurred. The costs associated with SBIC borrowings consist of a 1.00% fee on the total commitments received, a 2.00% leverage fee, a 0.375% underwriting fee and a 0.05% administrative fee on any SBA borrowings that are drawn.

As of June 30, 2020, $2.7 million of deferred debt issuance costs and discounts remained on our consolidated statement of financial condition, all of which were related to the CLO. As of December 31, 2019, $4.2 million of deferred debt issuance costs and discounts remained on our consolidated statement of financial condition. These costs were comprised of $2.9 million related to the CLO and $1.3 million related to the borrowings of Garrison SBIC. For the three and six months ended June 30, 2020, interest expense on our consolidated statement of operations included $0.1 million and $0.2 million, respectively, of amortization related to the debt issuance costs and original issue discounts on our liabilities. For the three and six months ended June 30, 2019, interest expense on our consolidated statement of operations included $0.1 million and $0.2 million, respectively, of amortization related to the debt issuance costs and original issue discounts on our liabilities.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

5. Related Party Transactions and Other Agreements

Investment Advisory Agreement

The Investment Adviser is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis subject to the supervision of the Board. The Investment Adviser was organized in November 2010 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

GARS entered into an investment advisory agreement with the Investment Adviser (as amended and/or restated from time to time, the “Investment Advisory Agreement”), which entitles the Investment Adviser to a management fee and an incentive fee. As of June 30, 2020, the Investment Advisory Agreement had been most recently amended and restated on May 6, 2019.

Management Fee

Under the Investment Advisory Agreement, beginning August 14, 2018, the management fee payable to the Investment Adviser is calculated at an annual rate of 1.50% of the Company’s average gross assets, excluding cash or cash equivalents but including assets purchased with borrowed funds, at the end of each of the two most recently completed calendar quarters; provided, however, the management fee is calculated at an annual rate of 1.00% of the average value of the Company’s gross assets, excluding cash or cash equivalents but including assets purchased with borrowed funds, that exceeds the product of (i) 200% and (ii) the Company’s average net assets at the end of each of the two most recently completed calendar quarters. For the avoidance of doubt, the 200% is calculated in accordance with the 1940 Act and gives effect to the Company’s exemptive relief with respect to its SBIC debentures.

For the three and six months ended June 30, 2020, the Company incurred aggregate management fee expenses of $1.1 million and $2.4 million, respectively. For the three and six months ended June 30, 2019, the Company incurred aggregate management fee expenses of $1.7 million and $3.3 million, respectively. As of June 30, 2020 and December 31, 2019, the management fees in the amounts of $0.1 million and $1.5 million, respectively, were recorded as payable and included in management fee payable on our consolidated statements of financial condition.

Incentive Fee

Under the Investment Advisory Agreement, the Investment Adviser is entitled to an incentive fee consisting of two components and a cap and deferral mechanism. The first component is income-based and payable quarterly in arrears while the second component is capital gains-based and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date). The components are independent of each other, and certain instances may result in one component being payable even if the other is not.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

5. Related Party Transactions and Other Agreements – (continued)

Income-based incentive fees

The first component, which is income-based and payable quarterly in arrears, equals 20.00% of the amount, if any, that the Company’s pre-incentive fee net investment income exceeds a 1.75% quarterly (7.00% annualized) hurdle rate (the “Hurdle Rate”), subject to a “catch-up” provision, measured at the end of each calendar quarter.

The portion of such income-based incentive fee that is attributable to deferred interest (such as PIK interest) will be paid to the Investment Adviser, together with any other interest accrued on the loan from the date of deferral to the date of payment, only if and to the extent the Company actually receives such interest in cash. Furthermore, any accrual that is attributable to deferred interest will be reversed if and to the extent such interest is reversed in connection with any write-off of the investment giving rise to any deferred interest accrual. Any reversal of such deferred interest amounts would reduce net income for the quarter by the net amount of the reversal, after taking into account the incentive fees associated with the deferred interest amount also being reversed. Such a write-off would result in a reduction and possible elimination of the incentive fees for such quarter. For the avoidance of doubt, no incentive fee will be paid to the Investment Adviser on amounts accrued and not received in cash with respect to deferred interest.

Effective January 1, 2019, the operation of the first component of the incentive fee under the Investment Advisory Agreement for each quarter is as follows:

•

no incentive fee is payable to the Investment Adviser in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the Hurdle Rate of 1.75% (7.00% annualized);

•

50% of the Company’s pre-incentive fee net investment income, if any, that exceeds the 1.75% Hurdle Rate but is less than 2.9167% in any calendar quarter (11.67% annualized) is payable to the Investment Adviser. This portion of the Company’s income-based incentive fee component is referred to as the “catch-up” provision; and

•	20% of the Company’s pre-incentive fee net investment income, if any, that exceeds 2.9167% in any calendar quarter (11.67% annualized) is payable to the Investment Adviser.

The effect of the catch-up provision is that, if the Company earns pre-incentive fee net investment income in any quarter in excess of 2.9167%, the Investment Adviser would receive 20% of such pre-incentive fee net investment income as if the Hurdle Rate did not apply.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

5. Related Party Transactions and Other Agreements – (continued)

Capital gains-based incentive fees

The second component, which is capital gains-based, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of the Company’s cumulative aggregate realized capital gains through the end of such year, computed net of the Company’s aggregate cumulative realized capital losses and aggregate cumulative unrealized capital loss through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap and Deferral Mechanism described below. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

In addition, under U.S. GAAP, we are required to accrue capital gains incentive fees, based upon the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital gain and loss on investments held at the end of each period. If such amount is positive at the end of a period, then the Company will record a capital gains incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains related incentive fees paid in all prior years. If such amount is negative, no accrual will be recorded for such period. There were no capital gains incentive fees accrued for the three and six months ended June 30, 2020 and 2019.

The Investment Advisory Agreement does not permit unrealized capital gains for purposes of calculating the amount payable to the Investment Adviser. Amounts due related to unrealized capital gains, if any, will not be paid to the Investment Adviser until realized under the terms of the Investment Advisory Agreement (as described above).

Incentive Fee Cap and Deferral Mechanism

We have structured the calculation of the incentive fees to include a fee limitation (the “Incentive Fee Cap and Deferral Mechanism”) such that no incentive fee will be paid to our Investment Adviser for any fiscal quarter if, after such payment, the cumulative incentive fees paid to our Investment Adviser for the period that includes such fiscal quarter and the 11 full preceding fiscal quarters (the “Incentive Fee Look-back Period”) would exceed 20.00% of our Cumulative Pre-Incentive Fee Net Return during the applicable Incentive Fee Look-back Period (the “Incentive Fee Cap”). To the extent that the payment of incentive fees is limited by the Incentive Fee Cap, the payment of such fees is deferred and paid in subsequent quarters up to three years after their date of deferment, subject to applicable limitations included in the Investment Advisory Agreement. However, beginning January 1, 2019, no deferred incentive fees will be paid to the Investment Adviser in an amount in excess of the sum of cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation during the applicable Incentive Fee Look-back Period. The “Cumulative Pre-Incentive Fee Net Return” is defined as the sum of (1) pre-incentive fee net investment income, (2) cumulative realized capital gains/(losses), and (3) cumulative unrealized capital gains/(losses) for the Incentive Fee Look-back Period.

As of June 30, 2020, we had cumulative net realized and unrealized capital losses in excess of our Pre-Incentive Fee Net Investment Income, resulting in negative Cumulative Pre-Incentive Fee Net Return during the Incentive Fee Look-back Period. Therefore, the Incentive Fee Cap as of June 30, 2020 was zero due to the Incentive Fee Cap and Deferral Mechanism (and subject to the applicable limitations set forth in the Investment Advisory Agreement). As a result, no incentive fees were recorded during the three and six months ended June 30, 2020.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

5. Related Party Transactions and Other Agreements – (continued)

Incentive Fee Cap and Deferral Mechanism (continued)

As of June 30, 2020, the Investment Adviser had calculated aggregate income-based incentive fees and payments of $5.2 million and $0.8 million, respectively, since June 30, 2017, respectively. As of June 30, 2020, due to the Incentive Fee Cap and Deferral Mechanism and the irrevocable waiver of previously earned fees, no income-based incentive fees were recorded as payable on the consolidated statement of financial condition. Due to the fact that there is no clawback of amounts previously paid to the Investment Adviser in accordance with the Investment Advisory Agreement, the Company has not recorded a receivable for the $0.8 million difference between amounts paid under the Investment Advisory Agreement in prior quarters and the Incentive Fee Cap based on the Company’s Cumulative Pre-Incentive Fee Net Return as of June 30, 2020.

To the extent unrealized capital losses incurred within the Incentive Fee Look-back Period as of June 30, 2020 are reversed or cease to impact the Incentive Fee Cap, such that our cumulative realized capital gains and cumulative unrealized capital appreciation exceed cumulative realized capital losses and cumulative unrealized capital depreciation prior to June 30, 2023, the Investment Adviser may be able to recoup up to $4.4 million of income-based incentive fees, which are currently deferred under the Incentive Fee Cap, this amount is net of $0.3 million of income-based incentive fees which have been irrevocably waived and cannot be recouped.

The following table provides a breakdown of our incentive fees for the three and six months ended June 30, 2020 and 2019:

	Three Months Ended		Six Months Ended
Incentive Fees ($ in thousands)	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Income-based incentive fees	$—	$543	$5	$832
Capital gains-based incentive fees	—	—	—	—
Incentive fee waiver	—	—	—	—
Incentive fees subject to cap & deferral mechanism	—	—	(5)	—

Total incentive fees	$—	$543	$—	832

No incentive fees were recorded as payable on the consolidated statement of financial condition as of June 30, 2020 and December 31, 2019.

Administration Agreement

GARS entered into an administration agreement, which was effective as of October 9, 2012 (the “Administration Agreement”), with GARS Administrator. Under the Administration Agreement, the GARS Administrator provides the Company with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities and such other services as the GARS Administrator, subject to review by the Board, from time to time determines to be necessary or useful to perform its obligations under the Administration Agreement. The GARS Administrator is responsible for the financial and other records that the Company is required to maintain and prepares reports to stockholders, and reports and other materials filed with the SEC. The GARS Administrator provides on the Company’s behalf significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance. No managerial assistance was provided to any portfolio companies during the three and six months ended June 30, 2020 and June 30, 2019.

In addition, the GARS Administrator assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns, and the printing and dissemination of reports to stockholders of the Company, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company reimburses the GARS Administrator for the costs and expenses incurred by the GARS Administrator in performing its obligations and providing personnel and facilities.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

5. Related Party Transactions and Other Agreements – (continued)

Administration Agreement (continued)

Administrator charges for the three and six months ended June 30, 2020 were $0.6 million and $1.4 million, respectively. Administrator charges for three and six months ended June 30, 2019 were $0.3 million and $0.7 million, respectively. No charges were waived by the GARS Administrator for the three and six months ended June 30, 2020 and 2019. As of both June 30, 2020 and December 31, 2019, there were no administration fees payable to the GARS Administrator.

Directors’ Fees

The Company’s independent directors each receive an annual fee of $75,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person committee meeting.

The chairman of the audit committee receives an annual fee of $10,000, the chairman of the valuation committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services in these capacities (all such fees and reimbursements collectively, “Directors’ Fees”). No compensation is paid to directors who are not independent of the Company and the Investment Adviser.

In addition, as compensation for their services as a member of the Special Committee in relation to the Company’s strategic alternative review, each member of the Special Committee received a one-time retainer fee of $20,000 upon the formation of the Special Committee. Each member of the Special Committee will also receive a $10,000 fee per month until either the closing of the transaction or disbanding of the Special Committee. Total fees are not to exceed $50,000 per member of the Special Committee in the aggregate.

For the three and six months ended June 30, 2020, independent directors earned Directors’ Fees of $0.2 million and $0.2 million, respectively. For the three and six months ended June 30, 2019 independent directors earned Directors’ Fees of $0.1 million and $0.2 million, respectively. No Directors’ Fees were payable as of June 30, 2020 and December 31, 2019.

Affiliated Stockholders

During the six months ended June 30, 2020, Garrison Capital Fairchild I Ltd. and Garrison Capital Fairchild II Ltd. distributed the 722,708 shares of GARS Common Stock held by such entities to their investors. As of June 30, 2020, Garrison Capital Adviser Holdings MM LLC owned an aggregate of 67,202, or 0.4%, of the total outstanding shares. As of December 31, 2019, Garrison Capital Fairchild I Ltd., Garrison Capital Fairchild II Ltd. and Garrison Capital Adviser Holdings MM LLC owned an aggregate of 789,910, or 4.9%, of the total outstanding shares of GARS Common Stock. As of June 30, 2020, the officers and directors of the Company owned an aggregate of approximately 300,000, or 1.9%, of the total outstanding shares of GARS Common Stock. As of December 31, 2019, the officers and directors of the Company owned an aggregate of approximately 299,000, or 1.9%, of the total outstanding shares of GARS Common Stock.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

5. Related Party Transactions and Other Agreements – (continued)

Other Related Party Transactions and Agreements

Garrison Loan Agency Services LLC acts as the administrative and collateral agent for certain loans held by the Company. No fees were paid by the Company to Garrison Loan Agency Services LLC during the three and six months ended June 30, 2020 and 2019.

The Company may invest alongside other clients of the Investment Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law, SEC staff interpretations and the terms of our exemptive relief.

For certain expenses, the GARS Administrator facilitates payments by GARS to third parties through the Investment Adviser or other affiliate. Other than the amount of expenses paid to third parties and fees payable under the Investment Advisory Agreement, no additional charges or fees are assessed by the GARS Administrator, the Investment Adviser or other affiliates.

GARS entered into a custody agreement with Deutsche Bank Trust Company Americas to act as custodian for GARS. The Custodian is also the trustee of the CLO and was the custodian for Garrison SBIC.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

6. Financial Highlights

The following table represents financial highlights for the Company for the six months ended June 30, 2020 and 2019:

	Six Months Ended
Per share data ($ in thousands, except share and per share amounts)	June 30, 2020	June 30, 2019
Net asset value per common share at beginning of period	$8.51	$10.52
(Decrease)/increase in net assets from operations:
Net investment income	0.26	0.42
Net realized loss on investments	(1.09)	(0.59)
Net unrealized (loss)/gain on investments	(1.01)	0.41
Net loss on extinguishment of debt	(0.10)	—

Net (decrease)/increase in net assets resulting from operations	(1.94)	0.24
Total stockholder distributions from net investment income	(0.30)	(0.46)

Net asset value per common share at end of period	$6.27	$10.30

Per share market value at beginning of period	$5.82	$6.43
Per share market value at end of period	$3.38	$6.90
Total book return(1)	(22.80)%	2.28%
Total market return(2)	(33.75)%	14.40%
Common shares outstanding at beginning of period	16,049,352	16,049,352
Common shares outstanding at end of period	16,049,352	16,049,352
Weighted average common shares outstanding	16,049,352	16,049,352
Net assets at beginning of period	$136,553	$168,912
Net assets at end of period	$100,627	$165,333
Average net assets(3)	$110,719	$167,914
Ratio of net expenses to average net assets	20.42%	16.93%
Ratio of net investment income to average net assets	7.54%	8.01%
Ratio of portfolio turnover to average investments at fair value(4)	0.53%	9.98%
Asset coverage ratio(5)	137.49%	156.77%
Average outstanding debt(6)	$282,543	$338,066
Average debt per common share	$17.60	$21.06

(1)

Total book return equals the net increase of ending net asset value from operations plus the effect of repurchases of common stock over the net asset value per common share at the beginning of the period.

(2)	Based upon the change in market price per share during the period and takes into account distributions, if any, reinvested in accordance with our dividend reinvestment plan.
(3)	Calculated utilizing monthly net assets.
(4)	Calculated based on monthly average investments at fair value.
(5)

Effective as of August 15, 2018, in accordance with the 1940 Act, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. Prior to August 15, 2018, the Company was allowed to borrow amounts such that its asset coverage was at least 200% after such borrowing. Based on the exemptive relief received from the SEC in 2015, Garrison SBIC’s SBA guaranteed debentures are excluded from the Company’s asset coverage test calculation.

(6)	Calculated based on monthly average debt outstanding.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

7. Earnings per Share

The following table sets forth the computation of the net increase/(decrease) in net assets per share resulting from operations, pursuant to FASB ASC 260, Earnings per Share, for the six months ended June 30, 2020 and 2019:

	Six Months Ended
($ in thousands, except per share data)	June 30, 2020	June 30, 2019
Net (decrease)/increase in net assets resulting from operations	$(31,112)	$3,803
Basic weighted average common shares outstanding	16,049,352	16,049,352
Basic (loss)/earnings per share	$(1.94)	$0.24

8. Stockholders’ Equity

Distributions

The Company’s dividends and distributions are recorded on the ex-dividend date. The following table reflects the cash distributions declared on GARS Common Stock for the six months ended June 30, 2020 and 2019:

Record Dates ($ in thousands except per share data)	Date Declared	Payment Date	Distribution Declared	Distribution Declared per Share
Six Months Ended June 30, 2020
June 5, 2020	May 8, 2020	June 26, 2020	$2,407	$0.15
March 20, 2020	March 4, 2020	March 31, 2020	2,407	0.15

			$4,814	$0.30

Record Dates ($ in thousands except per share data)	Date Declared	Payment Date	Distribution Declared	Distribution Declared per Share
Six Months Ended June 30, 2019
June 7, 2019	April 30, 2019	June 21, 2019	$3,691	$0.23
March 22, 2019	March 5, 2019	March 29, 2019	3,691	0.23

			$7,382	$0.46

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with U.S. GAAP.

Dividend Reinvestment Plan

The Company adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the Board declares a cash dividend or other distribution, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of GARS Common Stock, which may be newly issued shares or shares acquired by American Stock Transfer & Trust Company, LLC (“AST”), the transfer and dividend paying agent and registrar to GARS, through open-market purchases, rather than receiving the cash distribution. As of June 30, 2020 and December 31, 2019, no new shares were issued pursuant to the dividend reinvestment plan.

No action is required on the part of a registered stockholder to have its cash dividend or other distribution reinvested in shares of GARS Common Stock. A registered stockholder may elect to receive an entire distribution in cash by notifying AST in writing so that such notice is received by AST no later than the record date for distributions to stockholders.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

9. Commitments and Contingencies

The Company had outstanding commitments to fund investments totaling $1.6 million and $2.1 million under various undrawn revolvers and other credit facilities as of June 30, 2020 and December 31, 2019, respectively.

In the ordinary course of business, the Company may be named as a defendant or a plaintiff in various lawsuits and other legal proceedings. Such proceedings include actions brought against the Company and others with respect to transactions to which the Company may have been a party. The outcomes of such lawsuits are uncertain and, based on these lawsuits, the values of the investments to which they relate could decrease. Management does not believe that as a result of litigation there would be any material impact on the consolidated financial condition of the Company. The Company has had no outstanding litigation proceedings brought against it since the initial public offering on April 2, 2013.

In the normal course of business, the Company enters into certain contracts that provide a variety of indemnifications. The Company’s maximum exposure under these indemnifications is unknown. However, no liabilities have arisen under these indemnifications in the past and, while there can be no assurances in this regard, there is no expectation that any will occur in the future. Therefore, the Company does not consider it necessary to record a liability for any indemnifications under U.S. GAAP.

10. Transactions with Control/Affiliate and Non-Control/Affiliate Investments

As required by the 1940 Act, investments are classified by level of control. “Control Investments” are those investments that we have been deemed to control as defined in the 1940 Act. According to the 1940 Act, control is defined as having an ownership interest of more than 25% of a company’s voting securities. “Affiliate Investments”, according to the 1940 Act, are those investments in affiliate companies that are not Control Investments, but are investments that we have an ownership interest of 5% or more of a company’s voting securities. “Non-Control/Non-Affiliate Investments” are those investments that are neither Control Investments nor Affiliate Investments. Please refer the our consolidated schedule of investments for the disaggregated list of our investments including the type / classification of the investment, the principal and cost amounts, details of the investment’s interest rate and the maturity date.

The following table shows the Non-Control/Affiliate activity for the six months ended June 30, 2020. There was no Control/Affiliate activity for six months ended June 30, 2020.

	Six Months Ended June 30, 2020
Portfolio Company ($ in thousands)	Fair value as of December 31, 2019	Purchases (cost)	Sales (cost)	Transfer in/ (out) (cost)	Net unrealized losses	Fair value as of June 30, 2020	Net realized losses	Interest and fee income	Dividend income
Non-control/affiliate investments
Cochon – MWS Holdings LLC (fka Rooster Energy Ltd.)	$1,472	$—	$(40)	$—	$(691)	$741	$—	$—	$—

Total non-control/affiliate investments	$1,472	$—	$(40)	$—	$(691)	$741	$—	$—	$—

The following table shows the Control/Affiliate and Non-Control/Affiliate activity for the six months ended June 30, 2019.

	Six Months Ended June 30, 2019
Portfolio Company ($ in thousands)	Fair value as of December 31, 2018	Purchases (cost)	Sales (cost)	Transfer in/ (out) (cost)	Net unrealized losses	Fair value as of June 30, 2019	Net realized losses	Interest and fee income	Dividend income
Control/affiliate investments
GIG Co Holdings LLC (fka Confluence Outdoors, LLC)	$—	$11,209	$—	$—	$—	$11,209	$—	$—	$—

Total control/affiliate investments	$—	$11,209	$—	$—	$—	$11,209	$—	$—	$—

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

June 30, 2020

10. Transactions with Control/Affiliate and Non-Control/Affiliate Investments – (continued)

	Six Months Ended June 30, 2019
Portfolio Company ($ in thousands)	Fair value as of December 31, 2018	Purchases (cost)	Sales (cost)	Transfer in/ (out) (cost)	Net unrealized losses	Fair value as of June 30, 2019	Net realized losses	Interest and fee income	Dividend income
Non-control/affiliate investments
Cochon – MWS Holdings LLC (fka Rooster Energy Ltd.)	$1,630	$—	$(30)	$—	$(120)	$1,480	$—	$—	$—

Total non-control/affiliate investments	$1,630	$—	$(30)	$—	$(120)	$1,480	$—	$—	$—

11. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements. Other than the items discussed below, the Company has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements.

On July 10, 2020, Garrison Capital SBIC LP surrendered its SBIC license to the SBA.